UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04025

AMERICAN CENTURY MUNICIPAL TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	05-31

Date of reporting period:	11-30-2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual Report
November 30, 2009

American Century Investments

Tax-Free Money Market Fund

Tax-Free Bond Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Tax-Free Money Market

Performance	4
Yields	5
Portfolio Composition by Credit Rating.	5
Portfolio Composition by Maturity.	5

Tax-Free Bond

Performance	6
Portfolio Commentary	8
Portfolio at a Glance	10
Yields	10
Top Five States & Territories.	10
Portfolio Composition by Credit Rating.	10

Shareholder Fee Examples	11

Financial Statements

Schedule of Investments	13
Statement of Assets and Liabilities	40
Statement of Operations	41
Statement of Changes in Net Assets	42
Notes to Financial Statements	43
Financial Highlights	49

Other Information

Approval of Management Agreements	52
Additional Information	57
Index Definitions	58

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended November 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in 2010 include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the U.S. economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The U.S. stock market’s rebound since last March and the second-half economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economy Stabilized, Credit Crisis Eased

Municipal bonds produced solid returns during the six months ended November 30, 2009. Dramatic fiscal and monetary policy intervention by the federal government appeared to have stabilized a contracting economy. Indeed, gross domestic product expanded at an estimated 2.2% annual rate in the third quarter of 2009, breaking a string of four consecutive quarters of negative growth. Although the economy showed signs of stabilizing, the unemployment rate stood at 10.0% in November, raising the prospect of a “jobless” recovery.

After an eight-month period of deflation, the government’s Consumer Price Index increased 1.8% for the year ended in November as a still-weak economy dealt with job losses, sluggish income growth, lower housing wealth, and tight credit. These conditions gave the Federal Reserve the flexibility to hold its short-term rate target at 0%. Against that backdrop, bond yields declined modestly.

Municipals Rallied

Technical (supply and demand) factors were also key contributors to municipal performance. Strong demand from investors looking for yield and return potential above those available from Treasuries and cash-equivalent investments meant record municipal bond fund inflows early in the period, according to mutual fund flow tracker AMG Data Services. At the same time, tax-exempt municipal supply was curtailed in 2009 due to the Build America Bond program, a federal government program intended to lower borrowing costs and improve access to capital for municipalities. This program took many newly issued bonds out of the tax-exempt market and put them in the taxable universe.

Greater Risk, Greater Reward

The rally in risk assets evident across financial markets in 2009 played out in the municipal market as well, with longer-term and lower-rated bonds doing best (see the table below). The 12 months ended November 30, 2009, marked record outperformance by municipal bonds over Treasuries.

U.S. Fixed-Income Total Returns
For the six months ended November 30, 2009*
Barclays Capital Municipal Market Indices		Taxable Market Returns
Municipal Bond	4.75%	Barclays Capital U.S. Aggregate Index	6.21%
3-Year Municipal Bond	2.81%	Barclays Capital U.S. Treasury Index	3.25%
5-Year General Obligation (GO) Bond	3.98%	3-Month Treasury Bill	0.07%
Long-Term Municipal Bond	7.02%	10-Year Treasury Note	3.76%
Non-Investment-Grade Municipal Bond	11.81%	*Total returns for periods less than one year are not annualized.

Performance

Tax-Free Money Market

Total Returns as of November 30, 2009
Average Annual Returns
						Since	Inception
		6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class		0.16%(2)	0.56%	2.24%	2.04%	3.16%(2)	7/31/84
Average Return of
Lipper’s Tax-Exempt
Money Market Funds(3)		0.04%	0.21%	1.91%	1.78%	3.02%(4)	—
Fund’s Lipper Ranking
as of November 30, 2009(3)		—	6 of 104	5 of 82	5 of 63	5 of 22(2)	—
as of December 31, 2009(3)		—	6 of 104	5 of 83	4 of 63	5 of 22(2)	—
(1)	Total returns for periods less than one year are not annualized.
(2)	Class returns and rankings would have been lower if American Century Investments had not voluntarily waived a portion of its management fees.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(4)	Since 8/31/84, the date nearest the fund’s inception for which data are available.

Total Annual Fund Operating Expenses
Investor Class	0.53%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

Tax-Free Money Market

Yields as of November 30, 2009
7-Day Current Yield
After waiver(1)	0.19%
Before waiver	0.14%
7-Day Effective Yield(1)
0.19%
7-Day Tax-Equivalent Current Yields(1)(2)
25.00% Tax Bracket	0.25%
28.00% Tax Bracket	0.26%
33.00% Tax Bracket	0.28%
35.00% Tax Bracket	0.29%
(1) Yields would have been lower if a portion of fees had not been waived.
(2)	The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio Composition by Credit Rating
	% of	% of
	fund investments	fund investments
	as of 11/30/09	as of 5/31/09
A-1+	67%	77%
A-1	33%	23%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources. The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Portfolio Composition by Maturity
	% of	% of
	fund investments	fund investments
	as of 11/30/09	as of 5/31/09
1-30 days	92%	87%
31-90 days	—	4%
91-180 days	3%	4%
More than 180 days	5%	5%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit ammericancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

Performance

Tax-Free Bond

Total Returns as of November 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	4.28%	10.99%	4.17%	5.01%	5.32%	3/2/87
Barclays Capital 5-Year
GO Bond Index	3.98%	9.33%	4.73%	5.20%	5.63%(2)	—
Average Return of Lipper’s
Intermediate Municipal
Debt Funds(3)	4.15%	11.54%	3.57%	4.53%	5.44%(4)	—
Investor Class’s Lipper Ranking
as of November 30, 2009(3)	—	96 of 155	16 of 124	13 of 74	7 of 11	—
as of December 31, 2009(3)	—	78 of 157	17 of 125	14 of 74	7 of 11	—
Institutional Class	4.39%	11.21%	4.37%	—	4.11%	4/15/03
(1)	Total returns for periods less than one year are not annualized.
(2)	Since 2/28/87, the date nearest the Investor Class’s inception for which data are available.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(4) Since 3/31/87, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Tax-Free Bond

One-Year Returns Over 10 Years
Periods ended November 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	7.29%	8.25%	6.02%	5.72%	2.14%	2.90%	5.23%	2.81%	-0.74%	10.99%
Barclays Capital
5-Year GO
Bond Index	5.62%	8.24%	6.47%	5.72%	2.36%	1.52%	4.07%	4.44%	4.43%	9.33%

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.49%	0.29%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Tax-Free Bond

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Tax-Free Bond returned 4.28%* for the six months ended November 30, 2009. By comparison, the Barclays Capital 5-Year GO Bond Index returned 3.98%. The average return of the intermediate municipal debt funds tracked by Lipper Inc. was 4.15% for the same period. The portfolio’s average annual returns also exceeded those of its Lipper group average for the five- and 10-year periods ended in November (see page 6).

The portfolio’s absolute returns reflect the strong technical (supply and demand) factors supporting the municipal market for much of 2009 (see the Market Perspective on page 3). Relative to the Lipper group and GO Index, we believe the portfolio benefited from our credit and sector allocation decisions, while our state allocation, yield curve positioning, and municipal/ Treasury ratio trades had modest positive effects.

Credit Allocation Contributed

Performance benefited from our decision in late 2008 and early 2009 to add what we thought were attractively valued, lower-rated bonds trading at yield levels out of line with our assessment of their actual risks. Going back to the height of the credit crisis in late 2008, municipal bonds performed poorly because of the extreme stress in the financial system and forced sales by hedge funds, among other reasons. This presented us with an opportunity to add select, A-rated bonds trading at what we thought were very attractive levels. As of November 30, 2009, A-rated bonds accounted for about 23% of portfolio assets. Six months ago they represented 17% of assets, and 12 months ago just 12%. These changes benefited portfolio performance because bonds rated A outperformed those rated AAA and AA in the last six months.

Sector Allocation Helped

We continued to be underrepresented in bonds from tax-sensitive sectors of the economy, as well as in land-secured bonds. In addition, we held underweight positions in both state general obligation bonds and pre-refunded securities. This positioning helped relative performance because these sectors generally underperformed. At the same time, we held an overweight position in health care and hospital securities, which performed relatively well for the six months.

However, sector performance would have been better but for the fact that we were underweight in tobacco bonds, as well as industrial development revenue bonds. That positioning contributed significantly to the portfolio’s relative results in 2008, when these securities lagged badly. But because corporate-backed bonds rallied sharply in 2009, it hurt performance during the last six months to have limited exposure to these sectors.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

Tax-Free Bond

Other Contributors

The portfolio also had modest positive contributions to return from trades designed to benefit from changes in the shape of the municipal yield curve (a “curve flattener” trade) and in the yield relationship between municipals and Treasuries (a “yield ratio” trade). We put the yield curve flattening bias in place in the municipal bond cash market, favoring intermediate-and longer-dated securities. The portfolio benefited as longer-term bonds outperformed shorter-term bonds during the period. We implemented the trade in recent months when the slope of the Treasury yield curve approached record levels of steepness.

In addition, we implemented the ratio trade at a time when long-term municipal bond yields were approximately 108% of those on similar maturity Treasuries (municipal yields exceeded Treasury yields). The trade was based on our expectation that municipals would outperform Treasuries, and the yield difference between the two would move toward its normal historical relationship with municipals yielding less than Treasuries. Municipals outperformed Treasuries over the reporting period and the ratio declined to 102%.

Outlook

“We believe that technical factors will remain supportive for the municipal market going forward,” said Steven Permut, leader of the municipal bond team at American Century Investments. “The more taxable municipal bonds issued under the Build America Bond program—a federal government program intended to help lower municipal borrowing costs—the lower the supply of tax-free municipal bonds. In addition, we think demand for municipal bonds is likely to remain strong given that the Federal Reserve continues to hold short-term interest rates at record lows and municipal yields are attractive relative to those on Treasuries.”

However, Permut’s outlook comes with a caveat: “Economic fundamentals remain fairly weak, and we think tax-based bonds and those issued by local governments are likely to face challenges. As a result, we expect to underweight these bonds, as well as those relating to economically sensitive sectors of the economy. Indeed, we think these conditions put a premium on careful credit analysis and individual security selection—what we believe are two strengths of our management approach.”

Tax-Free Bond

Portfolio at a Glance
	As of 11/30/09	As of 5/31/09
Weighted Average Maturity	10.2 years	10.2 years
Average Duration (Modified)	5.1 years	5.2 years

Yields as of November 30, 2009
30-Day SEC Yield
Investor Class		2.85%
Institutional Class		3.05%

Investor Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket		3.80%
28.00% Tax Bracket		3.96%
33.00% Tax Bracket		4.25%
35.00% Tax Bracket		4.38%
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five States & Territories as of November 30, 2009
	% of net assets	% of net assets
	as of 11/30/09	as of 5/31/09
California	15.8%	14.6%
New York	10.1%	9.3%
Pennsylvania	5.8%	4.7%
Florida	5.6%	6.1%
Texas	5.1%	4.3%

Portfolio Composition by Credit Rating
	% of	% of
	fund investments	fund investments
	as of 11/30/09	as of 5/31/09
AAA	40%	39%
AA	27%	32%
A	23%	17%
BBB	9%	10%
Not Rated	1%	2%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources. The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	6/1/09	11/30/09	6/1/09 – 11/30/09	Expense Ratio(1)
Tax-Free Money Market
Actual
Investor Class	$1,000	$1,001.60	$2.36	0.47%
(after waiver)(2)
Investor Class	$1,000	$1,001.60(3)	$2.61	0.52%
(before waiver)
Hypothetical
Investor Class	$1,000	$1,022.71	$2.38	0.47%
(after waiver)(2)
Investor Class	$1,000	$1,022.46	$2.64	0.52%
(before waiver)
Tax-Free Bond
Actual
Investor Class	$1,000	$1,042.80	$2.46	0.48%
Institutional Class	$1,000	$1,043.90	$1.43	0.28%
Hypothetical
Investor Class	$1,000	$1,022.66	$2.43	0.48%
Institutional Class	$1,000	$1,023.66	$1.42	0.28%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended November 30, 2009, the class received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

Schedule of Investments

Tax-Free Money Market

NOVEMBER 30, 2009 (UNAUDITED)
	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 98.0%			Vallejo Water Rev.,
			Series 2005 A, VRDN,
ALABAMA — 0.7%			0.45%, 12/2/09 (LOC:
Troy Health Care Auth. Rev.,			JPMorgan Chase Bank N.A.)	$ 1,500,000	$ 1,500,000
(Southeast Rural Health),					26,821,726
VRDN, 0.28%, 12/3/09			COLORADO — 4.2%
(LOC: Troy Bank and
Trust Co. and FHLB)	$ 2,225,000	$ 2,225,000	Adams & Arapahoe Counties
			Joint School District No. 28J
CALIFORNIA — 8.3%			GO, 4.00%, 12/1/09	1,010,000	1,010,000
ABAG Finance Auth. for			Avon Industrial Development
Nonprofit Corps. Rev.,			Rev., (Kroger Co.), VRDN,
(Katherine Delmar Burke			0.37%, 12/3/09 (LOC: U.S.
School), VRDN, 0.40%,			Bank N.A.)	2,745,000	2,745,000
12/3/09 (LOC: Allied Irish
Bank plc)	1,000,000	1,000,000	Colorado Educational &
			Cultural Facilities Auth. Rev.,
Alameda County Industrial			(Capital Christian School),
Development Auth. Rev.,			VRDN, 0.41%, 12/3/09
(BAT Properties LLC),			(LOC: Stockmans Bank
VRDN, 0.51%, 12/3/09			and Union Bank of
(LOC: Bank of the West)	4,300,000	4,300,000	California N.A.)	5,250,000	5,250,000
California Economic			Hotchkiss Industrial
Development Financing			Development Rev., (Kroger
Auth. Rev., (Wesflex Pipe			Co.), VRDN, 0.37%, 12/3/09
Manufacturing), VRDN,			(LOC: U.S. Bank N.A.)	1,500,000	1,500,000
0.53%, 12/3/09 (LOC: Wells
Fargo Bank N.A.)	853,364	853,364	Thornton Industrial
			Development Rev., (Kroger
California Statewide			Co.), VRDN, 0.38%, 12/3/09
Communities Development			(LOC: U.S. Bank N.A.)	2,900,000	2,900,000
Auth. Rev., (Azusa Pacific
University), VRDN, 0.37%,					13,405,000
12/3/09 (LOC: Allied Irish			FLORIDA — 8.3%
Bank plc)	3,500,000	3,500,000	Austin Trust Various States
California Statewide			Rev., Series 2008-3029X,
Communities Development			VRDN, 0.37%, 12/3/09
Auth. Rev., (Marin Horizon			(NATL) (LIQ FAC: Bank of
School), VRDN, 0.40%,			America N.A.)(1)	5,400,000	5,400,000
12/3/09 (LOC: Allied Irish			Escambia County Solid
Bank plc)	1,150,000	1,150,000	Waste Disposal System Rev.,
Highland Redevelopment			(Gulf Power Co.), VRDN,
Agency Multi-Family			0.25%, 12/1/09	2,625,000	2,625,000
Housing Rev., (Jeffrey Court			Hillsborough County
Senior Apartments), VRDN,			Industrial Development Auth.
0.65%, 12/3/09 (LOC: East			Rev., (Tampa Metropolitan
West Bank and FHLB)	3,500,000	3,500,000	Area YMCA), VRDN, 0.32%,
Los Angeles Unified			12/3/09 (LOC: Bank of
School District Tax & Rev.			America N.A.)	1,000,000	1,000,000
Anticipation Notes GO,			JP Morgan Chase Trust
Series 2009 A, 2.00%,			COP, Series 2009-3441,
8/12/10	5,070,000	5,118,362	(PUTTERs/DRIVERs),
Santa Rosa Wastewater			VRDN, 0.32%, 12/3/09
Rev., Series 2004 A,			(Ambac) (LIQ FAC:
VRDN, 0.60%, 12/3/09			JPMorgan Chase
(LOC: Landesbank			Bank N.A.)(1)	4,000,000	4,000,000
Baden-Wurttemberg)	5,900,000	5,900,000

Tax-Free Money Market
	Principal			Principal
	Amount	Value		Amount	Value
JP Morgan Chase Trust			INDIANA — 1.6%
Rev., Series 2009-3359,			Indiana Development
(PUTTERs/DRIVERs),			Finance Auth. Rev., (TTP,
VRDN, 0.32%, 12/3/09			Inc.), VRDN, 0.45%, 12/3/09
(NATL/FGIC) (LIQ FAC:			(LOC: LaSalle Bank N.A.)(1)	$ 2,275,000	$ 2,275,000
JPMorgan Chase
Bank N.A.)(1)	$ 9,890,000	$ 9,890,000	Jasper County Industrial
			Development Rev.,
JP Morgan Chase Trust			(Newberry Farms LLC),
Rev., Series 2009-3439,			VRDN, 0.59%, 12/3/09
(PUTTERs/DRIVERs),			(LOC: Farm Credit
VRDN, 0.57%, 12/3/09			Services of America and
(FSA-CR/XLCA)			Bank of the West)	2,800,000	2,800,000
(LIQ FAC: JPMorgan
Chase Bank N.A.)(1)	3,695,000	3,695,000			5,075,000
		26,610,000	IOWA — 4.9%
GEORGIA — 5.1%			Buffalo Pollution Control
			Rev., Series 1991 B,
Clayton County Multi-Family			(Lafarge Corp.), VRDN,
Housing Auth. Rev.,			0.55%, 12/3/09
Series 1990 B, (Kimberly			(LOC: BNP Paribas)	5,250,000	5,250,000
Forest), VRDN, 1.93%,
12/2/09 (FSA) (SBBPA:			Iowa Finance Auth. Rev.,
Societe Generale)	6,155,000	6,155,000	Series 2009 B, (Midwestern
			Disaster Area), VRDN,
Clayton County Multi-			0.36%, 12/1/09	8,000,000	8,000,000
Family Housing Auth. Rev.,
Series 1990 C, (Villa Rouge			Orange City Industrial
Apartments), VRDN, 1.93%,			Development Rev., (Vogel
12/2/09 (FSA) (SBBPA:			Enterprises Ltd.), VRDN,
Societe Generale)	6,955,000	6,955,000	0.56%, 12/3/09 (LOC: U.S.
			Bank N.A.)	2,600,000	2,600,000
Clayton County Multi-Family
Housing Auth. Rev., Series					15,850,000
1990 D, (Kings Arms			KANSAS — 0.7%
Apartments), VRDN, 1.93%,			Hutchinson Industrial
12/2/09 (FSA) (SBBPA:			Development Rev., (Kroger
Societe Generale)	3,315,000	3,315,000	Co.), VRDN, 0.37%, 12/3/09
		16,425,000	(LOC: U.S. Bank N.A.)	1,000,000	1,000,000
HAWAII — 0.6%			Shawnee Private Activity
Hawaii Pacific Health			Rev., (Simmons Co.), VRDN,
Special Purpose Rev., Series			0.55%, 12/2/09 (LOC:
			Deutsche Bank AG)(1)	1,310,000	1,310,000
2004 B2, (Department
Budget & Finance), VRDN,					2,310,000
0.24%, 12/2/09 (Radian)			KENTUCKY — 0.6%
(LOC: Bank of Nova Scotia)	2,000,000	2,000,000	Murray Industrial Building
ILLINOIS — 5.3%			Rev., (Kroger Co.), VRDN,
Illinois GO, 3.00%, 4/1/10	6,000,000	6,031,474	0.37%, 12/3/09 (LOC: U.S.
Illinois GO, 4.00%, 5/20/10	5,000,000	5,064,345	Bank N.A.)	1,000,000	1,000,000
Illinois GO, 2.00%, 6/10/10	4,000,000	4,020,783	Winchester Industrial
			Building Rev., (Kroger Co.),
Illinois Housing Development			VRDN, 0.37%, 12/3/09
Auth. Multi-Family Housing			(LOC: U.S. Bank N.A.)	1,000,000	1,000,000
Rev., (Rome Meadows),
VRDN, 0.71%, 12/3/09					2,000,000
(LOC: First National Bank
and FHLB)	1,955,000	1,955,000
		17,071,602

Tax-Free Money Market
	Principal			Principal
	Amount	Value		Amount	Value
LOUISIANA — 1.2%			MISSISSIPPI — 1.4%
Louisiana Local Government			Mississippi Business Finance
Environmental Facilities &			Corp. Rev., (St. Andrews
Community Development			Episcopal School), VRDN,
Auth. Rev., (Hollybrook			0.37%, 12/3/09 (LOC: Allied
Enterprises LLC), VRDN,			Irish Bank plc)	$ 2,820,000	$ 2,820,000
0.59%, 12/3/09 (LOC: First			Mississippi Business
South Farm Credit and			Finance Corp. Rev., Series
Wells Fargo Bank N.A.)	$ 1,920,000	$ 1,920,000	2004 B, VRDN, 0.39%,
Terrebonne Economic			12/3/09 (LOC: Wells Fargo
Development Auth. Gulf			Bank N.A.)	1,780,000	1,780,000
Opportunity Zone Rev.,					4,600,000
(Buquet Distribution Co.),
VRDN, 0.48%, 12/3/09			MISSOURI — 6.7%
(LOC: Community Bank			Jackson County Industrial
and FHLB)	2,000,000	2,000,000	Development Auth. Rev.,
		3,920,000	(Linda Hall Library), VRDN,
0.40%, 12/3/09 (LOC:
MAINE — 0.5%			Commerce Bank N.A.)	11,000,000	11,000,000
Dover & Foxcroft Rev.,			Missouri Health &
(Pleasant River), VRDN,			Educational Facilities
0.59%, 12/3/09 (LOC:			Auth. Rev., (Pembroke Hill
CoBANK ACB and Wells			School), VRDN, 0.40%,
Fargo Bank N.A.)	1,450,000	1,450,000	12/3/09 (LOC: Commerce
MARYLAND — 0.9%			Bank N.A.)	8,800,000	8,800,000
Baltimore Industrial			University City Industrial
Development Auth.			Development Rev., (Winco
Rev., (Baltimore Capital			Redevelopment Corp., Inc.),
Acquisition), VRDN,			VRDN, 0.50%, 12/3/09
0.37%, 12/2/09 (LOC:			(LOC: Commerce Bank N.A.)	1,730,000	1,730,000
Bayerische Landesbank)	3,050,000	3,050,000			21,530,000
MASSACHUSETTS — 2.9%			NEVADA — 0.5%
Macon Trust Various States			Nevada Housing Division
Rev., Series 2007-344,			Multi-Family Housing Rev.,
VRDN, 0.72%, 12/3/09			(Golden Apartments), VRDN,
(LOC: Bank of America N.A.)			0.72%, 12/3/09 (FHLMC)
(LIQ FAC: Bank of			(LIQ FAC: FHLMC)	1,600,000	1,600,000
America N.A.)(1)	9,250,000	9,250,000
NEW HAMPSHIRE — 0.4%
MINNESOTA — 2.2%			New Hampshire Health &
Mendota Heights Rev.,			Education Facilities Auth.
(Thomas Academy), VRDN,			Rev., (Proctor Academy),
0.44%, 12/3/09 (LOC: Allied			VRDN, 0.40%, 12/3/09
Irish Bank plc)	1,715,000	1,715,000	(LOC: Allied Irish Bank plc)	1,200,000	1,200,000
Owatonna Housing Rev.,			NEW YORK — 1.7%
Series 2003 A, (Second
Century Housing), VRDN,			New York City Industrial
0.47%, 12/3/09 (LOC:			Development Agency
American Bank of St. Paul			Civic Facility Rev., (1998
and FHLB)	3,430,000	3,430,000	Peninsula Hospital Center),
VRDN, 2.30%, 12/3/09
St. Paul Port Auth. Rev.,			(LOC: JPMorgan Chase
Series 2005-7, (Public			Bank N.A.)	995,000	995,000
Radio), VRDN, 0.38%,
12/1/09 (LOC: Allied Irish			New York State Dormitory
Bank plc)	1,955,000	1,955,000	Auth. Rev., Series 2008 A-1,
(Long Island University),
		7,100,000	VRDN, 0.40%, 12/3/09
			(LOC: Allied Irish Bank plc)	1,985,000	1,985,000

Tax-Free Money Market
	Principal			Principal
	Amount	Value		Amount	Value
New York State Dormitory			PUERTO RICO — 2.5%
Auth. Rev., Series 2008 A-1,			Austin Trust Various States,
(Long Island University),			Series 2008-355, VRDN,
VRDN, 0.40%, 12/3/09			0.57%, 12/3/09 (LOC: Bank
(LOC: Allied Irish Bank plc)	$ 2,450,000	$ 2,450,000	of America N.A.) (SBBPA:
		5,430,000	Bank of America N.A.)(1)	$ 8,000,000	$ 8,000,000
NORTH CAROLINA — 0.7%			TENNESSEE — 3.0%
Buncombe County GO,			Bradley County Industrial
Series 2002 B, VRDN,			Development Board Rev.,
0.34%, 12/3/09 (SBBPA:			(Kroger Co.), VRDN,
Wachovia Bank N.A.)	1,050,000	1,050,000	0.37%, 12/3/09
North Carolina Educational			(LOC: U.S. Bank N.A.)	7,880,000	7,880,000
Facilities Finance Agency			Greeneville Industrial
Rev., (Cape Fear Academy),			Development Board Rev.,
VRDN, 0.34%, 12/3/09			(Pet, Inc.), VRDN,
(LOC: Wachovia Bank N.A.)	1,200,000	1,200,000	0.34%, 12/3/09
		2,250,000	(LOC: BNP Paribas)	1,700,000	1,700,000
OKLAHOMA — 0.4%					9,580,000
Tulsa Airports Improvement			TEXAS — 16.9%
Trust Rev., Series 2007 A,			Brazos Harbor Industrial
(Tulsa International Airport),			Development Corp. Rev.,
VRDN, 0.35%, 12/3/09			(BASF Corp.), VRDN,
(LOC: JPMorgan Chase			0.51%, 12/3/09	14,400,000	14,400,000
Bank N.A.)	1,300,000	1,300,000	Crawford Education
PENNSYLVANIA — 8.3%			Facilities Corp. Rev.,
Berks County Municipal			Series 2004 A, (University
Auth. Rev., Series 2009 A5,			Parking System), VRDN,
(Reading Hospital &			1.06%, 12/3/09
Medical Center), VRDN,			(LOC: BNP Paribas)	10,000,000	10,000,000
0.54%, 12/3/09	10,000,000	10,000,000	Hale County Industrial
Chester County Industrial			Development Corp. Rev.,
Development Auth. Rev.,			(Struikmans), VRDN, 0.59%,
(Delaware Valley Friends			12/3/09 (LOC: Farm Credit
School), VRDN, 0.34%,			Services of America and
12/2/09 (LOC: Wachovia			Bank of the West)	3,000,000	3,000,000
Bank N.A.)(1)	1,665,000	1,665,000	Hunt Memorial Hospital
JP Morgan Chase Trust			District Rev., VRDN, 0.36%,
GO, Series 2009-3405,			12/3/09 (FSA) (SBBPA:
(PUTTERs/DRIVERs),			Chase Bank of Texas N.A.)	3,250,000	3,250,000
VRDN, 0.30%, 12/3/09			JP Morgan Chase Trust
(FSA) (LIQ FAC: JPMorgan			Rev., Series 2009-3418,
Chase Bank N.A.)(1)	3,000,000	3,000,000	(PUTTERs/DRIVERs),
RBC Municipal Products,			VRDN, 0.30%, 12/3/09
Inc. Trust Rev., Series			(FSA) (LIQ FAC: JPMorgan
2008 C13, VRDN, 0.29%,			Chase Bank N.A.)(1)	2,025,000	2,025,000
12/3/09 (LOC: Royal Bank			Muleshoe Economic
of Canada) (LIQ FAC: Royal			Development Corp. Industrial
Bank of Canada)(1)	7,000,000	7,000,000	Development Rev., (John
RBC Municipal Products,			Lyle & Grace Ajean), VRDN,
Inc. Trust Rev., Series			0.54%, 12/3/09 (LOC: Wells
2008 E11, VRDN, 0.29%,			Fargo Bank N.A.)	4,930,000	4,930,000
12/3/09 (LOC: Royal Bank
of Canada) (LIQ FAC: Royal
Bank of Canada)(1)	4,995,000	4,995,000
26,660,000

Tax-Free Money Market
	Principal			Value
	Amount	Value	TOTAL INVESTMENT
Port of Corpus Christi Auth.			SECURITIES — 98.0%	$314,791,648
of Nueces County Solid			OTHER ASSETS
Waste Disposal Rev., (Flint			AND LIABILITIES — 2.0%	6,511,322
Hills Resources, LP), VRDN,
0.70%, 12/2/09	$ 10,500,000 $	$ 10,500,000	TOTAL NET ASSETS — 100.0%	$321,302,970
Texas Tax & Anticipation

Notes Rev., 2.50%, 8/31/10	6,000,000	6,092,025	Notes to Schedule of Investments
		54,197,025
WASHINGTON — 4.7%			ABAG = Association of Bay Area Governments
King County School District			Ambac = Ambac Assurance Corporation
No. 210 GO, 4.00%, 12/1/09			COP = Certificates of Participation
(School Bond Guarantee)	3,175,000	3,175,000	DRIVERs = Derivative Inverse Tax-Exempt Receipts
King County School District			FHLB = Federal Home Loan Bank
No. 414 GO, 4.00%, 12/1/09			FHLMC = Federal Home Loan Mortgage Corporation
(School Bond Guarantee)	1,500,000	1,500,000
Metropolitan Park District of			FGIC = Financial Guaranty Insurance Company
Tacoma GO, 3.50%, 12/1/09	1,650,000	1,650,000	FSA = Financial Security Assurance, Inc.
Snohomish & Island			FSA-CR = Financial Security Assurance, Inc. — Custodian Receipts
Counties School District			GO = General Obligation
No. 401 GO, 3.00%,			LIQ FAC = Liquidity Facilities
12/15/09 (School
Bond Guarantee)	1,945,000	1,946,295	LOC = Letter of Credit
Washington Economic			NATL = National Public Finance Guarantee Corporation
Development Finance Auth.			PUTTERs = Puttable Tax-Exempt Receipts
Rev., Series 2007 E, (Mesa			Radian = Radian Asset Assurance, Inc.
Dairy LLC.), VRDN, 0.59%,
12/3/09 (LOC: Citizens			SBBPA = Standby Bond Purchase Agreement
Business Bank and Wells			VRDN = Variable Rate Demand Note. Interest reset date is indicated.
Fargo Bank N.A.)	3,990,000	3,990,000	Rate shown is effective at the period end.
Washington State Housing			XLCA = XL Capital Ltd.
Finance Commission Non-			(1) Security was purchased under Rule 144A or Section 4(2) of
profit Rev., Series 2001 A,			the Securities Act of 1933 or is a private placement and, unless
(Pioneer Human Services),			registered under the Act or exempted from registration, may only
VRDN, 0.34%, 12/1/09			be sold to qualified institutional investors. The aggregate value
(LOC: U.S. Bank N.A.)	2,680,000	2,680,000	of these securities at the period end was $62,505,000, which
		14,941,295	represented 19.5% of total net assets. None of these securities
WISCONSIN — 2.8%			were considered illiquid.
Verona Industrial
Development Rev.,
(Latitude Corp.), VRDN,			See Notes to Financial Statements.
0.56%, 12/3/09
(LOC: U.S. Bank N.A.)	4,175,000	4,175,000
Wisconsin Housing &
Economic Development
Auth. Rev., Series 2003
A, VRDN, 0.45%, 12/2/09
(FSA) (SBBPA: FHLB)	3,030,000	3,030,000
Wisconsin Housing &
Economic Development
Auth. Rev., Series 2003
E, VRDN, 0.45%, 12/2/09
(FSA) (SBBPA: FHLB)	1,735,000	1,735,000
		8,940,000

Tax-Free Bond

NOVEMBER 30, 2009 (UNAUDITED)
	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 101.4%			Arizona Tourism & Sports
			Auth. Rev., (Baseball
ALABAMA — 0.3%			Training Facilities),
Alabama Water Pollution			5.00%, 7/1/13(1)	$ 1,880,000	$ 1,992,424
Control Auth. Rev., 5.75%,			Arizona Tourism & Sports
8/15/18 (Ambac)(1)	$ 765,000	$ 792,601	Auth. Rev., Series 2003
East Central Industrial			A, (Multipurpose Stadium
Development Auth. Rev.,			Facility), 5.25%, 7/1/17,
5.25%, 9/1/13 (Ambac)(1)	810,000	812,430	Partially Prerefunded at
Helena Utilities Board Rev.,			100% of Par (NATL)(1)(2)	2,000,000	2,119,700
5.75%, 4/1/12, Prerefunded			Energy Management
at 101% of Par (NATL)(1)(2)	3,310,000	3,727,921	Services LLC Rev.,
		5,332,952	(Arizona State University –
			Main Campus), 4.50%,
ALASKA — 0.1%			7/1/11 (NATL)(1)	1,910,000	2,028,191
Aleutians East Borough			Energy Management
Project Rev., (Aleutian			Services LLC Rev.,
Pribilof Islands, Inc.),			(Arizona State University –
5.00%, 6/1/20 (ACA)(1)	1,875,000	1,684,444	Main Campus), 4.50%,
ARIZONA — 4.7%			7/1/12 (NATL)(1)	2,130,000	2,327,004
Arizona Health Facilities			Glendale Industrial
Auth. Rev., (Blood Systems,			Development Auth. Rev.,
Inc.), 4.00%, 4/1/12(1)	1,275,000	1,310,203	Series 2001 A, (Midwestern
Arizona Health Facilities			University), 5.75%, 5/15/11,
Auth. Rev., (Blood Systems,			Prerefunded at 101%
Inc.), 5.00%, 4/1/21(1)	1,000,000	1,012,760	of Par(1)(2)	500,000	542,680
Arizona Health Facilities			Maricopa County Gilbert
Auth. Rev., Series			Unified School District
2007 B, (Banner Health),			No. 41 GO, 5.75%,
VRN, 1.00%, 1/4/10,			7/1/11 (FSA)(1)	1,155,000	1,248,844
resets quarterly at 67% of			Maricopa County Phoenix
the 3-month LIBOR plus			Union High School District
0.81% with no caps(1)	7,500,000	4,845,000	No. 210 GO, 4.75%,
Arizona Health Facilities			7/1/11 (FSA)(1)	1,445,000	1,538,087
Auth. Rev., Series 2008 D,			Maricopa County Saddle
(Banner Health), 5.00%,			Mountain Unified School
1/1/15(1)	3,000,000	3,231,090	District No. 90 GO,
Arizona School Facilities			Series 2003 A, (School
Board Rev., (State School			Improvements),
Improvement), 5.50%,			5.00%, 7/1/10(1)	1,955,000	1,990,249
7/1/11, Prerefunded at			Maricopa County Saddle
100% of Par(1)(2)	1,750,000	1,887,917	Mountain Unified School
Arizona State University			District No. 90 GO,
COP, Series 2006 A,			Series 2003 A, (School
(University of Arizona),			Improvements),
5.00%, 6/1/18 (Ambac)(1)	1,935,000	2,101,797	5.25%, 7/1/11(1)	2,415,000	2,531,089
Arizona Tourism & Sports			Maricopa County Saddle
Auth. Rev., (Baseball			Mountain Unified School
Training Facilities),			District No. 90 GO,
5.00%, 7/1/11(1)	1,000,000	1,036,400	Series 2003 A, (School
Arizona Tourism & Sports			Improvements),
			5.25%, 7/1/12(1)	2,000,000	2,146,220
Auth. Rev., (Baseball
Training Facilities),			Maricopa County Scottsdale
5.00%, 7/1/12(1)	1,000,000	1,051,930	Unified School District
			No. 48 GO, 6.60%, 7/1/12(1)	1,000,000	1,140,170

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
Mohave County Community			Pima County Metropolitan
College District Rev., 5.75%,			Domestic Water
3/1/14 (Ambac)(1)	$ 1,265,000	$ 1,278,662	Improvement District Rev.,
Mohave County Community			5.25%, 7/1/19 (Ambac)(1)	$ 1,800,000	$ 2,038,140
College District Rev., (State			Pima County Tucson Unified
Board of Directors), 6.00%,			School District No. 1 GO,
3/1/10, Prerefunded at			4.625%, 7/1/13 (FSA)(1)	2,600,000	2,832,674
100% of Par (NATL)(1)(2)	2,150,000	2,181,283	Pinal County Apache
Mohave County Industrial			Junction Unified School
Development Auth.			District No. 43 GO,
Correctional Facilities			Series 2006 B, (School
Contract Rev., (Mohave			Improvements), 5.00%,
Prison, LLC Expansion),			7/1/16, Prerefunded at 100%
8.00%, 5/1/25(1)	5,000,000	5,649,750	of Par (FGIC)(1)(2)	775,000	915,430
Mohave County Industrial			Pinal County COP, 4.75%,
Development Auth. Rev.,			6/1/13 (Ambac)(1)	820,000	861,328
Series 2004 A, (Mohave			Pinal County COP,
Prison), 5.00%,			5.00%, 12/1/25(1)	3,920,000	3,907,182
4/1/14 (XLCA)(1)(2)	1,655,000	1,901,396
			Queen Creek Improvement
Navajo County Unified			District No. 1 Special Tax
School District No. 20 Rev.,			Rev., 5.00%, 1/1/16(1)	1,000,000	1,002,830
Series 2006 A, 5.00%,
7/1/17 (NATL)(1)	1,815,000	2,045,305	South Tucson Municipal
			Property Corp. Rev., 5.50%,
Phoenix Civic Improvement			6/1/11, Prerefunded at
Corp. Waste System Rev.,			100% of Par(1)(2)	3,085,000	3,310,575
(Junior Lien), 6.25%,
7/1/10, Prerefunded at			University of Arizona COP,
101% of Par (FGIC)(1)(2)	1,000,000	1,044,950	5.50%, 6/1/12, Prerefunded
			at 100% of Par (Ambac)(1)(2)	1,505,000	1,674,674
Phoenix Civic Improvement
Corp. Wastewater System					77,278,983
Rev., (Senior Lien),			CALIFORNIA — 15.8%
5.50%, 7/1/24(1)	1,750,000	1,968,890	ABAG Finance Auth. for
Phoenix Civic Improvement			Nonprofit Corps. Rev.,
Corp. Water System Rev.,			(899 Charleston LLC),
(Junior Lien), 5.50%,			VRDN, 0.22%, 12/1/09
7/1/19 (NATL/FGIC)(1)	1,000,000	1,089,750	(LOC: LaSalle Bank N.A.)	3,000,000	3,000,000
Phoenix GO, Series 1995 A,			California Department of
6.25%, 7/1/17(1)	1,070,000	1,341,555	Water Resources Power
Phoenix Industrial			Supply Rev., Series 2005 F5,
			5.00%, 5/1/22(1)	6,215,000	6,659,932
Development Auth.
Government Office Lease			California Department of
Rev., (Capitol Mall LLC),			Water Resources Power
5.00%, 9/15/26 (Ambac)(1)	1,750,000	1,764,752	Supply Rev., Series 2005 G4,
			5.00%, 5/1/16(1)	2,450,000	2,784,670
Pima County Indian
Oasis-Baboquivari Unified			California Department of
School District No. 40 Rev.,			Water Resources Power
Series 2002 A, 4.60%,			Supply Rev., Series 2008 H,
7/1/13 (NATL)(1)	1,200,000	1,285,176	5.00%, 5/1/21(1)	10,000,000	10,785,700
Pima County Marana			California Department of
Unified School District			Water Resources Rev.,
No. 6 GO, 5.50%, 7/1/15			Series 2008 AE, (Central
(NATL/FGIC)(1)	1,125,000	1,163,205	Valley), 5.00%, 12/1/22(1)	3,000,000	3,294,690
Pima County Metropolitan			California Department of
Domestic Water			Water Resources Rev.,
Improvement District Rev.,			Series 2009 AF, (Central
5.25%, 7/1/18 (Ambac)(1)	1,710,000	1,939,721	Valley), 5.00%, 12/1/22(1)	10,000,000	11,031,200

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
California Educational			California Statewide
Facilities Auth. Rev.,			Communities Development
Series 2009 A, (Pomona			Auth. Rev., (Azusa Pacific
College), 5.00%, 1/1/24(1)	$ 3,500,000	$ 3,950,520	University), VRDN, 0.37%,
California GO,			12/3/09 (LOC: Allied Irish
5.00%, 10/1/18(1)	10,000,000	10,587,200	Bank plc)	$ 7,000,000	$ 7,000,000
California GO,			California Statewide
5.75%, 4/1/31(1)	16,630,000	16,965,427	Communities Development
			Auth. Rev., (Proposition
California GO,			1A Receivables),
6.00%, 4/1/38(1)	5,000,000	5,103,350
			5.00%, 6/15/13(1)	5,400,000	5,699,592
California GO,			California Statewide
5.50%, 11/1/39(1)	10,000,000	9,548,400
			Communities Development
California GO, Series 2009			Auth. Rev., Series 2001 B,
B, VRDN, 5.00%, 7/1/14(1)	8,000,000	8,763,200	(Kaiser Permanente), VRDN,
California Health Facilities			3.90%, 7/1/14(1)	2,000,000	2,093,160
Financing Auth. Rev.,			California Statewide
Series 2008 A3,			Communities Development
(Stanford Hospital), VRDN,			Auth. Rev., Series 2009 A,
3.45%, 6/15/11(1)	2,300,000	2,369,621	(Kaiser Permanente),
California Health Facilities			5.00%, 4/1/16(1)	8,000,000	8,690,480
Financing Auth. Rev.,			California Statewide
Series 2008 C,			Communities Development
(Providence Health &			Auth. Water & Waste Rev.,
Services), 6.50%, 10/1/38(1)	2,125,000	2,363,085	Series 2004 A, (Pooled
California Health Facilities			Financing Program), 5.00%,
Financing Auth. Rev., Series			10/1/12 (FSA)(1)(2)	230,000	257,135
2008 I, (Catholic Healthcare			California Statewide
West), 5.125%, 7/1/22(1)	5,725,000	5,823,413	Communities Development
California Health Facilities			Auth. Water & Waste Rev.,
Financing Auth. Rev.,			Series 2004 A, (Pooled
Series 2009 A, (Adventist			Financing Program), 5.00%,
Health System West),			10/1/12 (FSA)(1)	845,000	926,306
5.75%, 9/1/39(1)	2,500,000	2,492,675	California Statewide
California Health Facilities			Communities Development
Financing Auth. Rev., Series			Auth. Water & Waste Rev.,
2009 A, (Catholic Healthcare			Series 2004 A, (Pooled
West), 5.50%, 7/1/22(1)	5,000,000	5,278,000	Financing Program), 5.25%,
California Health Facilities			10/1/13, Prerefunded at
Financing Auth. Rev.,			101% of Par (FSA)(1)(2)	430,000	501,586
Series 2009 A, (Children’s			California Statewide
Hospital of Orange County),			Communities Development
6.50%, 11/1/38(1)	10,000,000	10,422,200	Auth. Water & Waste Rev.,
California Municipal Finance			Series 2004 A, (Pooled
Auth. Rev., (Community			Financing Program), 5.25%,
Hospital of Central			10/1/19 (FSA)(1)	1,570,000	1,702,115
California), 5.50%, 2/1/39(1)	1,450,000	1,285,367	Foothill-De Anza Community
California Public Works			College District GO,
Board Lease Rev., Series			Series 2007 B, 5.00%,
2009 A, (Department			8/1/17 (Ambac)(1)	3,510,000	4,018,915
General Services – Buildings			Foothill-De Anza Community
8 & 9), 6.25%, 4/1/34(1)	4,000,000	4,104,760	College District GO, Series
California Public Works			2007 B, (Election of 2006),
Board Rev., Series 2009 G1,			5.00%, 8/1/27 (Ambac)(1)	1,875,000	1,961,119
5.00%, 10/1/16(1)	10,000,000	10,500,900

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
Golden State Tobacco			Plumas Unified School
Securitization Corp.			District GO, 5.25%,
Settlement Rev., Series			8/1/20 (FSA)(1)	$ 1,000,000	$ 1,116,390
2007 A1, 5.75%, 6/1/47(1)	$ 5,000,000	$ 3,614,400	San Bernardino Community
Hesperia Unified School			College District GO, Series
District COP, (2007 Capital			2008 A, (Election of 2002),
Improvement), 5.00%,			6.25%, 8/1/33(1)	4,700,000	5,245,388
2/1/17 (Ambac)(1)	1,070,000	1,132,852	San Francisco City & County
Imperial Irrigation District			Airports Commission Rev.,
COP, (Water System),			Series 2008-34F, 5.00%,
5.50%, 7/1/29 (Ambac)(1)	3,000,000	3,052,020	5/1/17 (AGC)(1)	4,140,000	4,618,170
Los Angeles Community			San Francisco Uptown
College District GO, Series			Parking Corp. Rev.,
2008 E1, (Election of 2001),			(Union Square), 5.50%,
5.00%, 8/1/20(1)	2,250,000	2,469,510	7/1/15 (NATL)(1)	2,145,000	2,262,331
Los Angeles Department of			San Francisco Uptown
Water & Power Waterworks			Parking Corp. Rev.,
Rev., Series 2009 B,			(Union Square), 6.00%,
5.00%, 7/1/20(3)	5,000,000	5,689,100	7/1/20 (NATL)(1)	1,000,000	1,081,420
Los Angeles Unified School			San Francisco Uptown
District GO, Series 2009 D,			Parking Corp. Rev.,
5.00%, 7/1/18(1)	2,300,000	2,589,294	(Union Square), 6.00%,
Los Angeles Unified School			7/1/31 (NATL)(1)	2,000,000	2,110,760
District GO, Series 2009 D,			San Marcos Public Facilities
5.00%, 7/1/20(1)	6,065,000	6,711,772	Auth. Tax Allocation Rev.,
Los Angeles Unified School			Series 2006 A, (Project
District GO, Series 2009 I,			Area No. 3), 5.00%,
5.00%, 7/1/21(1)	6,520,000	7,135,227	8/1/20 (Ambac)(1)	1,575,000	1,607,555
Manteca Unified School			Southern California Public
District GO, 5.25%, 8/1/14,			Power Auth. Rev., Series
Prerefunded at 100% of			2008 A, (Transmission),
Par (FSA)(1)(2)	2,200,000	2,596,374	5.00%, 7/1/22(1)	2,875,000	3,074,554
Metropolitan Water District			Tuolumne Wind Project
of Southern California Rev.,			Auth. Rev., Series
Series 2009 C, 5.00%,			2009 A, (Tuolumne Co.),
7/1/35(1)	2,300,000	2,375,072	5.625%, 1/1/29(1)	2,800,000	2,987,488
Northern California Power			Vernon Electric System
Agency Rev., Series			Rev., Series 2009 A,
2008 C, (Hydroelectric			5.125%, 8/1/21(1)	10,000,000	10,439,600
Project Number One),			Vista COP, (Community
5.00%, 7/1/19 (AGC)(1)	2,300,000	2,544,007	Projects), 5.00%,
Northern California Power			5/1/37 (NATL)(1)	5,850,000	5,406,980
Agency Rev., Series					257,952,257
2008 C, (Hydroelectric			COLORADO — 1.6%
Project Number One),
5.00%, 7/1/20 (AGC)(1)	2,500,000	2,727,525	Arapahoe County Water
			& Wastewater Public
Northern California Power			Improvement District GO,
Agency Rev., Series			Series 2002 B, 5.75%,
2008 C, (Hydroelectric			12/1/17 (NATL)(1)	1,100,000	1,194,853
Project Number One),
5.00%, 7/1/21 (AGC)(1)	5,000,000	5,399,750	Colorado Board of Governors
			University Enterprise System
			Rev., Series 2009 A,
			5.00%, 3/1/39(1)	1,350,000	1,377,972

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
Colorado Educational &			Douglas & Elbert Counties
Cultural Facilities Auth.			School District No. Re-1
Rev., (Northwest Nazarene			GO, Series 2002 B, 5.75%,
University Facilities), 4.60%,			12/15/12, Prerefunded at
11/1/10, Prerefunded at			100% of Par (FSA)(1)(2)	$ 1,000,000	$ 1,145,750
102% of Par(1)(2)	$ 40,000	$ 42,340	El Paso County School
Colorado Educational &			District No. 8 & Fountain-
Cultural Facilities Auth.			Fort Carson School District
Rev., (Northwest Nazarene			Finance Corp. COP, 4.25%,
University Facilities),			12/15/13 (Ambac)(1)	1,020,000	1,043,225
4.75%, 11/1/10(1)(2)	170,000	176,793	Midcities Metropolitan
Colorado Educational &			District No. 2 GO, 5.125%,
Cultural Facilities Auth.			12/1/30 (Radian)(1)	1,250,000	1,104,063
Rev., (Northwest Nazarene			SBC Metropolitan District
University Facilities),			GO, 5.00%, 12/1/20 (ACA)(1)	1,190,000	1,221,000
4.75%, 11/1/10(1)	730,000	746,169
			University of Colorado
Colorado Educational &			Regents COP, 6.00%,
Cultural Facilities Auth.			12/1/22 (NATL-IBC)(1)	5,000,000	5,236,850
Rev., (Northwest Nazarene
University Facilities),			University of Colorado Rev.,
4.60%, 11/1/16(1)	760,000	760,798	Series 2009 A, 5.25%,
			6/1/30(1)	1,200,000	1,280,448
Colorado Educational &
Cultural Facilities Auth. Rev.,					26,417,801
Series 2005 A6, (Jewish			CONNECTICUT — 2.1%
Federation Bond), VRDN,			Bridgeport GO, Series
0.24%, 12/1/09 (LOC: Bank			2004 A, 5.25%, 8/15/14,
of America N.A.)	5,500,000	5,500,000	Prerefunded at 100%
Colorado Health Facilities			of Par (NATL)(1)(2)	2,150,000	2,522,745
Auth. Rev., (Catholic			Connecticut GO,
Health Initiatives),			Series 2001 C, 5.50%,
6.00%, 10/1/23(1)	1,500,000	1,649,820	12/15/13 (NATL-IBC)(1)	4,000,000	4,643,080
Colorado Health Facilities			Connecticut GO, Series
Auth. Rev., (Yampa			2006 C, 5.00%, 6/1/14(1)	5,000,000	5,748,600
Valley Medical Center),			Connecticut GO, Series
5.00%, 9/15/11(1)	1,280,000	1,313,830	2006 D, 5.00%, 11/1/15(1)	1,595,000	1,857,744
Colorado Health Facilities			Connecticut GO, Series
Auth. Rev., Series 2006 B,			2009 A, 5.00%, 1/1/13(3)	5,000,000	5,589,250
(Longmont United Hospital),
5.00%, 12/1/20 (Radian)(1)	1,000,000	944,140	Connecticut GO, Series
			2009 A, 5.00%, 1/1/14(3)	3,900,000	4,456,491
Colorado Water Resources
& Power Development Auth.			Connecticut Health &
Rev., Series 2000 A, 6.25%,			Educational Facilities Auth.
9/1/10, Prerefunded at			Rev., Series 2003 X3, (Yale
100% of Par(1)(2)	450,000	470,309	University), 4.85%, 7/1/37(1)	4,500,000	4,680,765
Colorado Water Resources			Connecticut Health &
& Power Development Auth.			Educational Facilities
Rev., Series 2000 A,			Auth. Rev., Series
6.25%, 9/1/16(1)	50,000	52,248	2007 C, (Hospital for
			Special Care Issue),
Compark Business Campus			5.25%, 7/1/27 (Radian)(1)	1,000,000	905,030
Metropolitan District GO,
Series 2007 A, 5.30%,			Connecticut Health &
12/1/22 (Radian)(1)	1,350,000	1,157,193	Educational Facilities
			Auth. Rev., Series 2007 I,
			(Quinnipiac University),
			5.00%, 7/1/16 (NATL)(1)	2,660,000	2,999,443
					33,403,148

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
DISTRICT OF COLUMBIA — 0.8%			Halifax Hospital Medical
District of Columbia Rev.,			Center Rev., Series 2006 A,
(Gonzaga College High			5.25%, 6/1/16(1)	$ 1,000,000	$ 1,056,180
School), 5.20%, 7/1/12			Halifax Hospital Medical
(FSA)(1)	$ 1,155,000	$ 1,168,975	Center Rev., Series 2006 A,
District of Columbia Water			5.25%, 6/1/18(1)	900,000	934,605
& Sewer Auth. Public			Halifax Hospital Medical
Utility Rev., Series 2008 A,			Center Rev., Series 2006 B1,
(Subordinate Lien), 5.00%,			5.50%, 6/1/38 (FSA)(1)	1,000,000	992,880
10/1/34 (AGC)(1)	1,200,000	1,205,880	Indian River County Rev.,
Metropolitan Washington			(Spring Training
Airports Auth. Rev., Series			Facility), 5.25%, 4/1/15
2009 A, (First Senior Lien),			(NATL/FGIC)(1)	1,235,000	1,312,682
5.00%, 10/1/39(1)	5,000,000	5,000,800	JEA Electric System Rev.,
Washington Metropolitan			Series 2009 A, 5.50%,
Area Transit Auth. Rev.,			10/1/39(1)	10,000,000	10,173,700
Series 2009 A, 5.00%,			Miami Beach Stormwater
7/1/17(1)	4,600,000	5,257,156	Rev., 5.75%, 9/1/17
		12,632,811	(NATL/FGIC)(1)	1,000,000	1,041,810
FLORIDA — 5.6%			Miami Beach Water &
Citizens Property Insurance			Sewer Rev., 5.625%,
Corp. Rev., Series 2008 A1,			9/1/16 (Ambac)(1)	1,910,000	1,991,481
(Second High Risk Notes),			Miami Parking
5.00%, 6/1/11(1)	2,500,000	2,569,775	Facilities Rev., 5.25%,
Collier County School			10/1/15 (NATL)(1)	650,000	734,610
Board COP, 5.50%,			Miami-Dade County
2/15/12 (FSA)(1)	1,475,000	1,593,369	Aviation Department Rev.,
Escambia County Solid			Series 2007 D, (Miami
Waste Disposal System Rev.,			International Airport),
(Gulf Power Co.), VRDN,			5.25%, 10/1/26 (FSA)(1)	4,650,000	4,928,256
0.25%, 12/1/09(1)	15,400,000	15,400,000	Miami-Dade County School
Florida Hurricane			Board COP, Series 2001 C,
Catastrophe Fund Financial			5.50%, 10/1/11, Prerefunded
Corp. Rev., Series 2008 A,			at 100% of Par (FSA)(1)(2)	1,000,000	1,090,010
5.00%, 7/1/13(1)	10,000,000	10,859,700	Orange County Health
Florida Municipal Loan			Facilities Auth. Rev.,
Council Rev., Series 2002 C,			Series 2009 A, (The
5.25%, 11/1/21 (NATL)(1)	1,000,000	1,031,090	Nemours Foundation),
			5.00%, 1/1/39(1)	3,000,000	2,981,640
Florida Municipal Power
Agency Rev., Series 2009 A,			Orange County School Board
(All Requirements Power),			COP, Series 2002 A, 5.50%,
5.25%, 10/1/20	2,000,000	2,236,920	8/1/12, Prerefunded at
			100% of Par (NATL)(1)(2)	1,875,000	2,106,469
Florida Municipal Power
Agency Rev., Series 2009 A,			Orange County School Board
(All Requirements Power),			COP, Series 2008 E, VRDN,
5.25%, 10/1/21	3,470,000	3,831,539	0.20%, 12/1/09 (LOC:
			Wachovia Bank N.A.)(1)	3,500,000	3,500,000
Florida Rural Utility
Financing Commission			Orlando & Orange County
Rev., (Public Project			Expressway Auth. Rev.,
Construction),			(Junior Lien), 6.50%,
3.25%, 2/1/11(1)	3,230,000	3,234,813	7/1/11 (NATL/FGIC)(1)	450,000	484,987
Halifax Hospital Medical			Orlando Utilities Commission
Center Rev., 5.375%,			System Rev., Series 2009 B,
6/1/31 (FSA)(1)	2,000,000	2,007,440	5.00%, 10/1/33(1)	2,000,000	2,047,840

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
Orlando Utilities Commission			Georgia GO, Series 2009 I,
Water & Electric Rev., Series			5.00%, 7/1/16(3)	$ 10,000,000	$ 11,839,100
1989 D, 6.75%, 10/1/17(1)(2)	$ 1,000,000	$ 1,205,390	Georgia Municipal Electric
Putnam County			Auth. Rev., Series 2008 A,
Development Auth. Pollution			5.25%, 1/1/17(1)	5,000,000	5,709,800
Control Rev., Series 2007			Georgia Municipal
B, (Seminole Electric			Electric Auth. Rev.,
Cooperative, Inc.), VRDN,			Series 2008 D, (General
5.35%, 5/1/18 (Ambac)(1)	1,500,000	1,616,805	Resolution), 5.50%, 1/1/26(1)	4,800,000	5,209,680
St. Petersburg Health			Georgia Municipal Electric
Facilities Auth. Rev.,			Power Auth. Rev., 6.50%,
Series 2009 A, (All			1/1/12 (NATL-IBC) (Bank of
Children’s Health Facilities),			New York)(1)	505,000	531,331
6.50%, 11/15/39	4,700,000	5,023,078	Georgia Municipal Electric
Sumter County School			Power Auth. Rev., Series
Board COP, 5.50%, 7/1/12,			1991 V, 6.50%, 1/1/12
Prerefunded at 100% of			(NATL-IBC) (Bank of
Par (NATL)(1)(2)	1,000,000	1,120,560	New York)(1)(2)	110,000	117,638
Surise Rev., 5.20%,			Georgia Municipal Electric
10/1/22 (Ambac)(1)	1,000,000	1,074,810	Power Auth. Rev., Series
Tampa Bay Water			1991 V, 6.50%, 1/1/12,
Utility System Rev.,			Prerefunded at 100% of
5.00%, 10/1/38(1)	1,690,000	1,711,564	Par (NATL-IBC) (Bank of
Tampa Guaranteed			New York)(1)(2)	15,000	15,509
Entitlement Rev., 6.00%,			Georgia Road & Tollway
10/1/18 (Ambac)(1)	375,000	443,359	Auth. Rev., Series 2009 A,
Tampa Water & Sewer Rev.,			(Federal Highway
6.00%, 10/1/17 (FSA)(1)	1,000,000	1,204,040	Grant Antic Bonds),
			5.00%, 6/1/21(1)	4,000,000	4,471,560
		91,541,402
			LaGrange Water &
GEORGIA — 3.0%			Sewerage Rev., 5.00%,
Athens-Clarke County			1/1/12 (Ambac)(1)	2,000,000	2,151,780
Unified Government			Marietta Development Auth.
Water & Sewer Rev.,			Rev., (Life University, Inc.),
5.625%, 1/1/28(1)	1,200,000	1,342,440
			6.25%, 6/15/20(1)	1,130,000	1,055,544
Atlanta Rev., Series 2009 A,			Private Colleges &
6.00%, 11/1/27(1)	5,000,000	5,326,650
			Universities Auth. Rev.,
Atlanta Rev., Series 2009 A,			Series 2009 B, (Emory
6.00%, 11/1/28(1)	3,000,000	3,184,020	University), 5.00%, 9/1/35(1)	1,000,000	1,047,500
Burke County Development					49,025,058
Auth. Pollution Control Rev.,			GUAM — 0.2%
Series 2007 B, (Oglethorpe
Power Corp. Vogtle), VRDN,			Guam Government GO,
4.75%, 4/1/11 (NATL)(1)	3,210,000	3,330,696	Series 2009 A,
			6.75%, 11/15/29(1)	2,850,000	2,920,395
Fulton County Development
Auth. Rev., Series 2001 A,			HAWAII — 0.3%
(TUFF/Atlanta Housing, LLC			Honolulu City and County
Project at Georgia State			GO, Series 2009 A,
University), 5.50%,			5.00%, 4/1/21(1)	4,000,000	4,475,160
9/1/18 (Ambac)(1)	1,250,000	1,316,150	Maui County GO, Series
Georgia GO, Series 2009 G,			2000 A, 6.50%, 3/1/10,
5.00%, 11/1/16(1)	2,000,000	2,375,660	Prerefunded at 101% of
			Par (FGIC)(1)(2)	500,000	512,900
					4,988,060

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
IDAHO — 0.1%			Illinois Finance Auth. Rev.,
Blaine County Hailey			(Central DuPage Health),
School District No. 61 GO,			5.00%, 11/1/27	$ 3,595,000	$ 3,597,624
5.00%, 7/30/10 (School			Illinois Finance Auth. Rev.,
Bond Guarantee)(1)	$ 1,000,000	$ 1,031,730	Series 2008 D, (Advocate
ILLINOIS — 4.7%			Health Care Network),
			6.25%, 11/1/28(1)	5,000,000	5,501,750
Bedford Park GO,
Series 2004 A, 5.25%,			Illinois Finance Auth. Rev.,
12/15/20 (FSA)(1)	2,000,000	2,166,600	Series 2009 C, (Rush
			University Medical Center),
Chicago Board of Education			6.375%, 11/1/29(1)	5,000,000	5,398,100
GO, Series 2008 C,
5.25%, 12/1/23(1)	5,000,000	5,382,450	Illinois Finance Auth.
			Student Housing Rev.,
Chicago O’Hare International			Series 2006 B, (Educational
Airport Rev., Series 1993 A,			Advancement Fund, Inc.),
(Senior Lien), 5.00%,			5.00%, 5/1/11(1)	2,435,000	2,448,904
1/1/12 (NATL-IBC)(1)	4,000,000	4,271,080
			Illinois Health Facilities
Chicago O’Hare International			Auth. Rev., Series 1992
Airport Rev., Series 2008 A,			C, (Evangelical Hospital),
5.00%, 1/1/12 (FSA)(1)	2,475,000	2,653,274
			6.75%, 4/15/12(1)(2)	730,000	752,521
Chicago O’Hare International			Kane County Community
Airport Rev., Series 2008 A,			Unit School District No. 304
5.00%, 1/1/13 (FSA)(1)	2,450,000	2,688,948
			GO, 6.20%, 1/1/24 (FSA)(1)	930,000	1,031,854
Chicago O’Hare International			Metropolitan Pier &
Airport Rev., Series 2008 A,			Exposition Auth. Rev.,
5.00%, 1/1/14 (FSA)(1)	4,000,000	4,461,840
			Series 2002 A, (Capital
Chicago O’Hare International			Appreciation – McCormick
Airport Rev., Series 2008 C,			Place Exposition), 5.81%,
4.00%, 1/1/17 (FSA)(1)	600,000	634,890	12/15/31 (NATL)(1)(4)	48,370,000	14,410,390
Chicago Rev., Series			Ogle Lee & De Kalb Counties
2006 A, (Second Lien),			Township High School
5.00%, 11/1/13 (Ambac)(1)	1,015,000	1,138,840	District No. 212 GO, 6.00%,
Cicero GO, Series 2005 A,			12/1/11, Prerefunded at
5.25%, 1/1/20 (XLCA)(1)	1,250,000	1,186,100	100% of Par (NATL)(1)(2)	2,180,000	2,414,699
Cicero GO, Series 2005 A,			Ogle Lee & De Kalb Counties
5.25%, 1/1/21 (XLCA)(1)	1,000,000	939,080	Township High School
Cook County Township High			District No. 212 GO, 6.00%,
School District No. 211 GO,			12/1/18 (NATL)(1)	75,000	80,960
(Palantine & Schaumburg			Regional Transportation
Townships), 5.00%,			Auth. Rev., Series 1990 A,
12/1/10 (FSA)(1)	4,915,000	5,142,073	7.20%, 11/1/20 (Ambac)(1)	1,000,000	1,225,530
Illinois Dedicated Tax Rev.,			Rock Island-Mercer et al
(Civic Center), 6.25%,			Counties Community
12/15/20 (Ambac)(1)	2,000,000	2,241,880	College District No. 503 GO,
Illinois Development Finance			Series 2008 A, (Black
Auth. Rev., Series 2001 B,			Hawk College), 4.00%,
(Midwestern University),			12/1/11 (Ambac)(1)	1,000,000	1,056,820
5.125%, 5/15/10(1)	655,000	664,982	Southwestern Illinois
Illinois Development			Development Auth. Rev.,
Finance Auth. Rev.,			(Triad School District No. 2),
Series 2001 B,			5.00%, 10/1/18 (NATL)(1)	1,000,000	1,098,740
(Midwestern University),			University of Illinois COP,
5.75%, 5/15/11,			Series 2006 A, (Academic
Prerefunded at 101%			Facilities), 5.00%,
of Par(1)(2)	400,000	432,424	3/15/16 (Ambac)(1)	3,270,000	3,614,462
					76,636,815

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
INDIANA — 1.5%			Zionsville Community
Hamilton Southeastern			Schools Building Corp. Rev.,
Consolidated School Building			(First Mortgage), 5.75%,
Corp. Rev., (Hamilton			1/15/12, Prerefunded at
County), 4.25%,			100% of Par (FGIC)(1)(2)	$ 1,000,000	$ 1,107,310
7/15/20 (FSA)(1)	$ 1,000,000	$ 1,020,050			23,600,069
Indiana Bond Bank Rev.,			IOWA — 0.6%
Series 2006 A, 5.00%,			Cerro County Gordo Private
8/1/17 (FSA)(1)	1,520,000	1,725,170	School Facilities Rev.,
Indiana Bond Bank Rev.,			(Newman Catholic School
Series 2006 A, 5.00%,			System), VRDN, 0.28%,
8/1/18 (FSA)(1)	1,600,000	1,789,184	12/1/09 (LOC: Allied Irish
Indiana Bond Bank Rev.,			Bank plc)	2,800,000	2,800,000
Series 2006 A, 5.00%,			Iowa Finance Auth.
8/1/19 (FSA)(1)	1,680,000	1,856,854	Rev., Series 2006 A,
Indiana Finance Auth. Lease			(Development Care
Rev., Series 2008 A1,			Initiatives), 5.25%, 7/1/13(1)	1,485,000	1,456,473
5.00%, 11/1/16(1)	5,000,000	5,698,600	Iowa Finance Auth.
Indiana Municipal Power			Rev., Series 2006 A,
Agency Rev., Series			(Development Care
2009 B, (Power Supply			Initiatives), 5.25%, 7/1/14(1)	1,950,000	1,868,666
System), 5.25%, 1/1/24(1)	2,545,000	2,709,407	Iowa Finance Auth.
Indiana Municipal Power			Rev., Series 2006 A,
Agency Rev., Series			(Development Care
2009 B, (Power Supply			Initiatives), 5.25%, 7/1/16(1)	1,690,000	1,532,627
System), 5.375%, 1/1/25(1)	1,600,000	1,708,320	Iowa Rev., Series 2009 A,
Indiana Transportation			(I-Jobs Program),
Finance Auth. Rev., Series			5.00%, 6/1/22(1)	2,500,000	2,780,625
1990 A, 7.25%, 6/1/15(1)	740,000	855,129			10,438,391
Indiana Transportation			KANSAS — 0.5%
Finance Auth. Rev.,			Kansas State Department of
Series 1990 A, 7.25%,			Transportation Rev., Series
6/1/15, Prerefunded at			2009 A, 5.00%, 9/1/16(1)	4,500,000	5,281,875
100% of Par(1)(2)	145,000	154,315
			Wichita Hospital Facilities
Indianapolis Local Public			Rev., Series 2001 III,
Improvement Bond Bank			5.25%, 11/15/13(1)	1,280,000	1,352,346
Rev., Series 2002 A,
(Water Works), 5.00%,			Wichita Hospital Facilities
7/1/12 (NATL)(1)	1,435,000	1,564,207	Rev., Series 2001 III,
			5.50%, 11/15/16(1)	1,195,000	1,242,465
Mount Vernon of Hancock
County Multi-School					7,876,686
Building Corp. Rev.,			KENTUCKY — 0.7%
Series 2001 B, (First			Kentucky Economic
Mortgage), 5.75%,			Development Finance Auth.
7/15/11, Prerefunded at			Hospital Facilities Rev.,
100% of Par (Ambac)(1)(2)	1,500,000	1,623,600	Series 2008 B1, (Baptist
Valparaiso Middle Schools			Healthcare System),
Building Corp. Rev., (First			VRDN, 0.22%, 12/1/09
Mortgage), 5.75%, 7/15/11,			(LOC: JPMorgan Chase
Prerefunded at 100% of			Bank N.A.)(1)	4,800,000	4,800,000
Par (FGIC)(1)(2)	1,650,000	1,787,923	Kentucky Economic
			Development Finance Auth.
			Rev., Series 2009 A, (Baptist
			Healthcare System),
			5.375%, 8/15/24	3,000,000	3,198,330

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
Kentucky Economic			Maryland Health & Higher
Development Finance Auth.			Educational Facilities Auth.
Rev., Series 2009 A, (Baptist			Rev., Series 2005 A,
Healthcare System),			(Johns Hopkins University),
5.625%, 8/15/27	$ 1,250,000	$ 1,342,850	5.25%, 7/1/38(1)	$ 1,645,000	$ 1,743,420
Louisville & Jefferson			Maryland Health & Higher
County Visitors and			Educational Facilities
Convention Commission			Auth. Rev., Series 2008 G,
Rev., Series 2004 B,			(University of Maryland
(Kentucky International			Medical System), VRDN,
Convention), VRDN,			0.20%, 12/1/09 (LOC:
0.27%, 12/1/09 (FSA)			Wachovia Bank N.A.)(1)	1,100,000	1,100,000
(SBBPA: JPMorgan Chase					28,673,283
Bank N.A.)(1)	1,300,000	1,300,000
			MASSACHUSETTS — 3.3%
		10,641,180	Commonwealth of
LOUISIANA — 0.2%			Massachusetts GO,
Louisiana Public Facilities			Series 2002 C, (Consolidated
Auth. Rev., Series 2006 A,			Loan of 2002), 5.50%,
(Black & Gold Facilities),			11/1/12 (FSA)(1)	10,000,000	11,288,700
4.00%, 7/1/13 (CIFG)(1)	1,105,000	1,096,955	Massachusetts Bay
Louisiana Public Facilities			Transportation Auth. Rev.,
Auth. Rev., Series 2006 A,			Series 2008 A, 5.25%,
(Black & Gold Facilities),			7/1/34(1)	3,300,000	3,519,318
5.00%, 7/1/15 (CIFG)(1)	1,205,000	1,213,110	Massachusetts Development
Louisiana Public Facilities			Finance Agency Rev.,
Auth. Rev., Series 2007 A,			Series 2007 C, (Wheelock
(Black & Gold Facilities),			College), 5.00%, 10/1/17(1)	1,760,000	1,749,739
5.00%, 7/1/22 (CIFG)(1)	1,465,000	1,453,456	Massachusetts Development
		3,763,521	Finance Agency Rev.,
MARYLAND — 1.8%			Series 2009 V2,
			(Boston University),
Maryland GO, Series			2.875%, 10/1/14(3)	5,000,000	5,067,700
2005 A, (Capital
Improvement & Local			Massachusetts GO, Series
Facilities), 5.25%, 2/15/15(1)	10,000,000	11,854,200	2006 D, (Consolidated Loan
			of 2002), 5.00%, 8/1/14(1)	2,500,000	2,887,000
Maryland GO, Series
2005 A, (State &			Massachusetts Health &
Local Facilities Loan),			Educational Facilities Auth.
5.00%, 8/1/11(1)	10,000,000	10,751,000	Rev., (Boston Medical
			Center), 5.25%, 7/1/38(1)	5,000,000	4,319,650
Maryland Health & Higher
Educational Facilities			Massachusetts Health
Auth. Rev., (Johns Hopkins			& Educational Facilities
University), VRDN,			Auth. Rev., Series 1992 F,
3.65%, 11/15/11(1)	1,000,000	1,040,350	(Massachusetts General
			Hospital), 6.25%, 7/1/12
Maryland Health & Higher			(Ambac)(1)	490,000	513,726
Educational Facilities Auth.
Rev., (Lifebridge Health			Massachusetts Health
Issue), 5.00%, 7/1/12(1)	450,000	483,142	& Educational Facilities
			Auth. Rev., Series
Maryland Health & Higher			2008 A, (Massachusetts
Educational Facilities Auth.			Institute of Technology),
Rev., (Lifebridge Health			5.00%, 7/1/14(1)	5,000,000	5,817,350
Issue), 5.00%, 7/1/13(1)	1,565,000	1,701,171
			Massachusetts Health
			& Educational Facilities
			Auth. Rev., Series 2009 A,
			(Harvard University),
			5.50%, 11/15/36(1)	6,800,000	7,553,372

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
Massachusetts Health			Wayne County Airport Auth.
& Educational Facilities			Rev., (Detroit Metropolitan
Auth. Rev., Series 2009 O,			Airport), 5.00%, 12/1/18
(Massachusetts Institute			(NATL/FGIC)(1)	$ 3,000,000	$ 3,170,460
of Technology), 5.75%,			Wayne County Airport Auth.
7/1/26(1)	$10,000,000	$ 11,740,900	Rev., (Detroit Metropolitan
		54,457,455	Airport), 5.00%, 12/1/19
MICHIGAN — 2.3%			(NATL/FGIC)(1)	2,000,000	2,094,780
Grand Valley State University					36,907,406
Rev., 5.75%, 12/1/10,			MINNESOTA — 1.4%
Prerefunded at 100% of			Minnesota Agricultural &
Par (FGIC)(1)(2)	1,485,000	1,566,304	Economic Development
Kalamazoo Public Schools			Board Rev., Series 2008
GO, (Building & Site),			C3, (Health Care Facility
4.00%, 5/1/13 (FSA)(1)	1,265,000	1,372,272	Essentia), VRDN, 0.25%,
Kalamazoo Public Schools			12/1/09 (AGC) (SBBPA:
GO, (Building & Site),			Wells Fargo Bank N.A.)(1)	8,600,000	8,600,000
5.25%, 5/1/16 (FSA)(1)	1,545,000	1,793,529	Minnesota GO, Series
Michigan Building Auth.			2008 A, 5.00%, 6/1/13(1)	10,000,000	11,363,100
Rev., Series 2003 I,			Minnesota Higher Education
(Facilities Program), 5.25%,			Facilities Auth. Rev.,
10/15/11 (FSA)(1)	5,000,000	5,362,150	Series 2005-6G,
Michigan Building Auth.			(Saint John University),
Rev., Series 2009 I,			5.00%, 10/1/12(1)	1,500,000	1,636,245
(Facilities Program),			St. Paul Housing and
5.25%, 10/15/20(1)	4,000,000	4,346,880	Redevelopment Auth. Rev.,
Michigan Higher Education			(Public Radio), VRDN,
Facilities Auth. Rev.,			0.38%, 12/1/09 (LOC: Allied
(Limited Obligation –			Irish Bank plc)	1,200,000	1,200,000
Hillsdale College),			St. Paul Port Auth. Rev.,
5.00%, 3/1/26(1)	2,345,000	2,354,614	Series 2005-7, (Public
Pontiac City School District			Radio), VRDN, 0.30%,
GO, 5.00%, 5/1/13 (XLCA)(1)	1,070,000	1,174,603	12/1/09 (LOC: Allied Irish
Pontiac City School District			Bank plc)	400,000	400,000
GO, 5.00%, 5/1/14 (XLCA)(1)	1,110,000	1,233,510			23,199,345
Pontiac City School District			MISSISSIPPI — 0.8%
GO, 5.00%, 5/1/15 (XLCA)(1)	1,260,000	1,403,690	Mississippi Development
Pontiac City School District			Bank Special Obligation
GO, 5.00%, 5/1/16 (XLCA)(1)	1,425,000	1,585,327	Rev., Series 2006 A,
			(Biloxi, Mississippi), 5.00%,
Pontiac City School District			11/1/15 (Ambac)(1)	1,565,000	1,749,091
GO, 5.00%, 5/1/17 (XLCA)(1)	1,595,000	1,749,125
			Mississippi Development
Taylor GO, 5.00%,			Bank Special Obligation
9/1/11 (NATL)(1)	575,000	613,117
			Rev., Series 2006 A,
Wayne Charter County			(Biloxi, Mississippi), 5.00%,
Airport Rev., Series			11/1/16 (Ambac)(1)	1,645,000	1,839,390
2002 C, 5.00%,			Mississippi Development
12/1/11 (NATL/FGIC)(1)	2,010,000	2,144,288
			Bank Special Obligation
Wayne Charter County			Rev., Series 2006 A,
Airport Rev., Series			(Municipal Energy Agency
2002 C, 5.375%,			Power Supply), 5.00%,
12/1/13 (NATL/FGIC)(1)	2,215,000	2,418,669	3/1/17 (XLCA)(1)	1,000,000	1,013,850
Wayne Charter County
Airport Rev., Series
2002 C, 5.375%,
12/1/14 (NATL/FGIC)(1)	2,335,000	2,524,088

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
Mississippi Development			NEBRASKA — 1.4%
Bank Special Obligation			Lancaster County Hospital
Rev., Series 2007 A,			Auth. Health Facilities Rev.,
(Mississippi Development			Series 2000 A, (Immanuel
Bank), 5.00%, 7/1/19			Health System), VRDN,
(Ambac)(1)	$ 4,620,000	$ 5,048,182	0.30%, 12/1/09 (LOC: Allied
University of Southern			Irish Bank plc)(1)	$14,575,000	$ 14,575,000
Mississippi Educational			Nebraska Public Power
Building Co. Rev.,			District Rev., Series 2007 B,
Series 2006 A, 5.00%,			5.00%, 1/1/13 (FSA)(1)	2,000,000	2,221,200
3/1/17 (FSA)(1)	1,195,000	1,349,322
			Nebraska Public Power
University of Southern			District Rev., Series 2008 B,
Mississippi Educational			5.00%, 1/1/20(1)	2,500,000	2,749,100
Building Co. Rev.,
Series 2006 A, 5.00%,			Omaha Public Power District
3/1/18 (FSA)(1)	1,940,000	2,163,604	Electric System Rev., Series
			2007 A, 5.00%, 2/1/21(1)	3,000,000	3,293,790
		13,163,439			22,839,090
MISSOURI — 1.0%			NEVADA — 0.4%
Jackson County Public
Building Corp. Rev.,			Clark County Economic
Series 2006 A, (Capital			Development Rev.,
Improvements), 5.00%,			(University of Southern
12/1/15 (NATL)(1)	1,425,000	1,616,064	Nevada), 5.00%,
			4/1/22 (Radian)(1)	1,000,000	921,000
Missouri Development
Finance Board Rev.,			Clark County School District
Series 2000 A, (Midtown			GO, Series 2001 A, VRDN,
Redevelopment), 5.75%,			0.25%, 12/1/09 (FSA)
4/1/10, Prerefunded at			(SBBPA: State Street Bank
			and Trust Co.)(1)	2,200,000	2,200,000
100% of Par (NATL)(1)(2)	2,775,000	2,826,004
Missouri Health &			Reno Sales & Room
Educational Facilities Auth.			Tax Rev., (ReTrac-Reno
Rev., Series 2008 A, (The			Transportation Rail Access
Washington University),			Corridor), 5.50%, 6/1/12,
5.375%, 3/15/39(1)	2,000,000	2,166,620	Prerefunded at 100% of
			Par (Ambac)(1)(2)	3,415,000	3,804,515
Missouri Joint Municipal
Electric Utility Commission					6,925,515
Rev., (Plum Point), 5.00%,			NEW HAMPSHIRE — 0.4%
1/1/16 (NATL)(1)	3,145,000	3,308,100	New Hampshire Health &
Missouri State Highways &			Education Facilities Auth.
Transit Commission Rev.,			Rev., Series 2004 A,
Series 2006 A, (First Lien),			(Kendal at Hanover),
5.00%, 5/1/13(1)	3,030,000	3,433,354	5.00%, 10/1/11(1)	1,660,000	1,694,329
Platte County Industrial			New Hampshire Health &
Development Auth. Rev.,			Education Facilities Auth.
(Zona Rosa Retail),			Rev., Series 2004 A,
5.00%, 12/1/32(1)	1,000,000	1,017,810	(Kendal at Hanover),
			5.00%, 10/1/12(1)	305,000	313,372
St. Louis Municipal Finance
Corp. Rev., Series 2006 A,			New Hampshire Health &
(Carnahan Courthouse),			Education Facilities Auth.
4.00%, 2/15/17 (Ambac)(1)	1,000,000	1,046,690	Rev., Series 2004 A,
		15,414,642	(Kendal at Hanover),
			5.00%, 10/1/13(1)	1,030,000	1,055,554

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
New Hampshire Health &			San Juan County Gross
Education Facilities Auth.			Receipts Tax Rev.,
Rev., Series 2004 A,			Series 2001 A, 5.75%,
(Kendal at Hanover),			9/15/11, Prerefunded at
5.00%, 10/1/18(1)	$ 2,175,000	$ 2,213,150	101% of Par (Ambac)(1)(2)	$ 1,415,000 $	$ 1,559,868
New Hampshire Health &					10,955,220
Education Facilities Auth.			NEW YORK — 10.1%
Rev., (Wentworth Douglass
Hospital), VRDN, 0.24%,			Metropolitan Transportation
12/1/09 (LOC: JPMorgan			Auth. Rev., Series 2008 C,
			6.25%, 11/15/23(1)	5,000,000	5,768,700
Chase Bank N.A.)(1)	1,700,000	1,700,000
		6,976,405	Metropolitan Transportation
			Auth. Rev., VRDN, 5.00%,
NEW JERSEY — 3.9%			11/15/13(1)	4,000,000	4,361,200
New Jersey Economic			Nassau County Interim
Development Auth. Rev.,			Finance Auth. Rev.,
Series 2008 Y, (School			Series 2009 A, (Sales Tax),
Facility Construction),			5.00%, 11/15/21(1)	1,800,000	2,054,556
5.00%, 9/1/33(1)	220,000	225,469
			Nassau County Interim
New Jersey Sports &			Finance Auth. Rev.,
Exposition Auth. Rev., Series			Series 2009 A, (Sales Tax),
2008 B, 5.00%, 9/1/18(1)	7,300,000	8,161,619	5.00%, 11/15/23(1)	1,500,000	1,684,185
New Jersey State Turnpike			New York City Municipal
Auth. Rev., Series 2009 G,			Water Finance Auth. Water
5.00%, 1/1/18(1)	1,700,000	1,893,392	& Sewer Rev., Series
New Jersey Transit Corp.			2008 C, 5.00%, 6/15/17(1)	1,350,000	1,548,869
COP, 5.00%, 10/1/12			New York City Municipal
(FSA)(1)	4,235,000	4,641,899	Water Finance Auth. Water
New Jersey Transit Corp.			& Sewer Rev., Series
COP, 5.00%, 10/1/13			2009 EE, 5.00%, 6/15/39(1)	10,000,000	10,220,600
(FSA)(1)	5,595,000	6,252,301	New York City Transitional
New Jersey Transportation			Finance Auth. Rev., Series
Trust Fund Auth. Rev., Series			2004 D2, 5.00%, 11/1/12(1)	8,500,000	9,489,570
2003 B3, 5.00%, 12/15/16(1)	10,000,000	11,294,100	New York City Transitional
New Jersey Transportation			Finance Auth. Rev., Series
Trust Fund Auth. Rev.,			2005 A1, 5.00%, 11/1/10(1)	2,000,000	2,086,420
Series 2004 B, 5.25%,			New York City Transitional
12/15/12 (NATL/FGIC)(1)	7,400,000	8,219,698	Finance Auth. Rev., Series
New Jersey Transportation			2009 S4, 5.50%, 1/15/39(1)	1,700,000	1,806,369
Trust Fund Auth. Rev., Series			New York GO, Series 2003 I,
2006 A, 5.25%, 12/15/20(1)	15,000,000	16,836,900	5.75%, 3/1/13, Prerefunded
New Jersey Transportation			at 100% of Par(1)(2)	5,000,000	5,777,850
Trust Fund Auth. Rev.,			New York GO, Series 2004 D,
Series 2009 A, 6.39%,			5.00%, 11/1/17 (FSA)(1)	5,195,000	5,695,434
12/15/39(1)(4)	26,000,000	4,152,980
			New York GO, Series
Tobacco Settlement			2006 J1, 5.00%, 6/1/18(1)	4,000,000	4,387,440
Financing Corp. Rev., Series
2007 1A, 5.00%, 6/1/41(1)	3,500,000	2,295,545	New York GO, Series
			2008 J1, 5.00%, 8/1/13(1)	5,855,000	6,562,694
		63,973,903	New York GO, Series 2009 A,
NEW MEXICO — 0.7%			5.00%, 2/15/39(1)	1,700,000	1,746,614
Clayton Rev., (Jail Project),			New York GO, Series
5.00%, 11/1/10 (CIFG)(1)	2,240,000	2,279,402	2009 H1, 5.00%, 3/1/17(1)	3,000,000	3,372,720
Los Alamos County, Inc.			New York GO, Series
Utility System Rev.,			2009 H1, 5.00%, 3/1/22(1)	7,000,000	7,570,290
Series 2004 A, 5.00%,
7/1/11 (FSA)(1)	6,675,000	7,115,950

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
New York GO, Series			Niagara Falls Bridge
2009 J1, 5.00%, 5/15/22(1)	$ 6,570,000	$ 7,115,376	Commission Toll Rev.,
New York GO, Series 1994			Series 1993 B, 5.25%,
H3, VRDN, 0.24%, 12/1/09			10/1/15 (NATL/FGIC)(1)	$ 855,000	$ 910,224
(FSA) (SBBPA: State Street			Triborough Bridge & Tunnel
Bank & Trust Co.)(1)	2,400,000	2,400,000	Auth. Rev., Series 2008 B3,
New York GO, Series 2005			VRDN, 5.00%, 11/15/15(1)	5,000,000	5,540,400
E/E2, VRDN, 0.22%,			Triborough Bridge & Tunnel
12/1/09 (LOC: Bank of			Auth. Rev., Series 2008 C,
America N.A.)(1)	3,500,000	3,500,000	5.00%, 11/15/38(1)	10,000,000	10,224,400
New York Local Government					163,997,618
Assistance Corp. Rev., Series			NORTH CAROLINA — 1.9%
2003 A5/6, 5.00%, 4/1/18(1)	10,000,000	11,508,800
			Charlotte GO,
New York State Dormitory			5.00%, 8/1/19(1)	2,000,000	2,350,160
Auth. Rev., (Brooklyn Law
School), 5.75%, 7/1/33(1)	1,000,000	1,026,620	Charlotte Water &
			Sewer System Rev.,
New York State Dormitory			5.00%, 7/1/17(1)	1,000,000	1,185,040
Auth. Rev., (Columbia
University), 4.00%, 7/1/13(1)	3,500,000	3,860,465	Greensboro Rev.,
			(Combined Enterprise
New York State Dormitory			System), 5.25%, 6/1/20(1)	2,060,000	2,465,902
Auth. Rev., Series 1990 A,
(UNIC Educational			North Carolina Eastern
Facilities), 7.50%,			Municipal Power Agency
5/15/13 (NATL-IBC)(1)	1,440,000	1,695,629	Rev., Series 2009 A,
			5.00%, 1/1/17(1)	2,790,000	3,005,165
New York State Dormitory
Auth. Rev., Series 2005 F,			North Carolina Eastern
5.00%, 3/15/12 (FSA)(1)	1,000,000	1,093,470	Municipal Power Agency
			Rev., Series 2009 A,
New York State Dormitory			5.00%, 1/1/18(1)	2,955,000	3,165,780
Auth. Rev., Series 2008 B,
5.75%, 3/15/36(1)	10,000,000	11,051,900	North Carolina Eastern
			Municipal Power Agency
New York State Dormitory			Rev., Series 2009 B,
Auth. Rev., Series 2009 A,			5.00%, 1/1/26(1)	5,600,000	5,731,152
5.25%, 2/15/25(1)	8,825,000	9,817,459
			North Carolina Medical Care
New York State Dormitory			Commission Retirement
Auth. Rev., Series 2009 A,			Facilities Rev., Series
5.00%, 2/15/39(1)	4,000,000	4,085,600	2007 A, (Southminster),
New York State Dormitory			5.625%, 10/1/27	2,500,000	2,273,200
Auth. Rev., Series 2009 A,			North Carolina Municipal
(North Shore Long Island			Power Agency No. 1
Jewish Health System),			Catawba Electric Rev.,
5.50%, 5/1/37(1)	1,200,000	1,203,444	6.00%, 1/1/10 (NATL)(1)	1,000,000	1,004,290
New York State Thruway			North Carolina Municipal
Auth. Rev., Series 2009 A1,			Power Agency No. 1
5.00%, 4/1/23(1)	3,000,000	3,271,470	Catawba Electric Rev.,
New York State Urban			Series 2003 A, 5.50%,
Development Corp. Rev.,			1/1/13(1)	2,000,000	2,219,240
Series 2009 C,			North Carolina Municipal
(Personal Income Tax),			Power Agency No. 1
5.00%, 12/15/15(3)	3,000,000	3,469,440	Catawba Electric Rev.,
New York State Urban			Series 2008 C, 5.25%,
Development Corp. Rev.,			1/1/19(1)	2,500,000	2,790,800
Series 2009 C,
(Personal Income Tax),
5.00%, 12/15/17(3)	7,000,000	8,089,410

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
North Carolina Municipal			Ohio Higher Educational
Power Agency No. 1			Facility Rev., Series
Catawba Electric Rev.,			2008 B1, (Case Western
Series 2008 C,			Reserve), VRDN, 0.27%,
5.25%, 1/1/20(1)	$ 2,000,000	$ 2,203,120	12/1/09 (LOC: Bank of
North Carolina Municipal			America N.A.)(1)	$ 2,450,000	$ 2,450,000
Power Agency No. 1			Ohio State University Rev.,
Catawba Electric Rev.,			Series 2009 A, 5.00%,
Series 2009 A,			12/1/27(1)	2,000,000	2,142,140
5.00%, 1/1/30(1)	1,800,000	1,830,168	Ohio Water Development
		30,224,017	Auth. Rev., (Drinking
NORTH DAKOTA — 0.1%			Water Assistance Fund),
			5.00%, 6/1/28(1)	2,000,000	2,160,160
Grand Forks Health Care
System Rev., (Altru			Ohio Water Development
Health System Obligation			Auth. Rev., (Water Pollution
Group), 7.125%, 8/15/10,			Control Loan Fund),
Prerefunded at 101%			5.00%, 12/1/13(1)	5,895,000	6,754,963
of Par(1)(2)	1,500,000	1,586,340	Summit County GO, 5.75%,
OHIO — 2.1%			12/1/12, Prerefunded at
			101% of Par (FGIC)(1)(2)	1,505,000	1,736,288
American Municipal Power-
Ohio, Inc. Rev., Series 2008			Tri Valley Local School
A, (Prairie State Energy			District GO, 5.75%, 6/1/12,
Campus), 5.00%, 2/15/17(1)	1,000,000	1,107,880	Prerefunded at 100% of
			Par (FGIC)(1)(2)	1,550,000	1,741,301
Buckeye Tobacco Settlement
Financing Auth. Rev.,					33,887,521
Series 2007 A2, (Asset-			OKLAHOMA — 1.0%
Backed Senior Current			Comanche County Hospital
Interest Turbo Term),			Auth. Rev., 5.00%,
5.875%, 6/1/30(1)	4,005,000	3,373,091	7/1/11 (Radian)(1)	1,000,000	1,024,940
Mad River Local School			Comanche County Hospital
District GO, (Classroom			Auth. Rev., 5.00%,
Facilities), 5.75%, 12/1/12,			7/1/12 (Radian)(1)	1,425,000	1,473,806
Prerefunded at 100% of
Par (FGIC)(1)(2)	1,150,000	1,315,531	Oklahoma County Finance
			Auth. Rev., (Western
Milford Exempt Village			Heights Public Schools),
School District GO, (School			4.00%, 9/1/10 (AGC)(1)	1,300,000	1,331,746
Improvements), 6.00%,
12/1/11, Prerefunded at			Oklahoma Development
100% of Par (FSA)(1)(2)	1,700,000	1,880,608	Finance Auth. Health
			System Rev., Series
Ohio GO, Series			2008 C, 5.50%, 8/15/22
2005 A, (Infrastructure			(Obligated Group Consisting
Improvement),			of INTEGRIS Baptist Medical
5.00%, 9/1/11(1)	1,005,000	1,079,651	Center, Inc., INTEGRIS
Ohio GO, Series			South Oklahoma City
2005 A, (Infrastructure			Hospital Corp. and INTEGRIS
Improvement),			Rural Heath, Inc.)(1)	3,000,000	3,234,120
5.00%, 9/1/12(1)	1,365,000	1,511,533	Oklahoma Municipal Power
Ohio Higher Educational			Auth. Rev., Series 2005 A,
Facility Commission Rev.,			(Power Supply System),
(Oberlin College), 5.00%,			VRDN, 0.20%, 12/1/09
10/1/19(1)	5,000,000	5,737,300	(LOC: Bank of
Ohio Higher Educational			America N.A.)(1)	2,225,000	2,225,000
Facility Commission Rev.,			Pottawatomie County
Series 1990 B, (Case			Facilities Auth. Rev.,
Western Reserve University),			(Shawnee Public Schools),
6.50%, 10/1/20(1)	750,000	897,075	5.00%, 9/1/13(1)	1,610,000	1,715,037

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
Pottawatomie County			East Stroudsburg Area
Facilities Auth. Rev.,			School District GO, 7.75%,
(Shawnee Public Schools),			9/1/16, Prerefunded at
5.00%, 9/1/14(1)	$ 1,730,000	$ 1,816,950	100% of Par (FSA)(1)(2)	$ 2,580,000	$ 3,485,606
Pottawatomie County			Exeter Township GO, 5.25%,
Facilities Auth. Rev.,			7/15/15 (Ambac)(1)	1,155,000	1,340,331
(Shawnee Public Schools),			Exeter Township GO, 5.30%,
5.00%, 9/1/15(1)	1,710,000	1,778,947	7/15/19 (Ambac)(1)	1,830,000	2,129,974
Pottawatomie County			Geisinger Auth. Health
Facilities Auth. Rev.,			System Rev., VRN, 1.09%,
(Shawnee Public Schools),			2/1/10, resets quarterly at
5.00%, 9/1/16(1)	2,130,000	2,202,292	67% of the 3-month LIBOR
		16,802,838	plus 0.77% with no caps(1)	5,000,000	3,422,500
OREGON — 0.5%			Oxford Area School District
Clackamas County School			GO, Series 2001 A, 5.50%,
District No. 62 GO,			2/15/12, Prerefunded at
5.50%, 6/15/10 (School			100% of Par (FGIC)(1)(2)	1,000,000	1,104,760
Bond Guarantee)(1)	2,015,000	2,071,218	Pennsylvania Economic
Oregon Health & Science			Development Financing
University Rev., Series			Auth. Rev., Series 2009 A,
2009 A, 5.75%, 7/1/39(1)	2,900,000	3,030,210	(Albert Einstein Healthcare
Oregon State Department			Network), 6.25%, 10/15/23	5,000,000	5,270,750
of Administrative Services			Pennsylvania GO, 5.375%,
COP, Series 2008 A, 5.00%,			7/1/18 (FSA)(1)	1,070,000	1,285,744
5/1/13 (FSA)(1)	2,840,000	3,185,344	Pennsylvania Higher
		8,286,772	Educational Facilities
			Auth. Rev., Series 2009 A,
PENNSYLVANIA — 5.8%			(University of Pennsylvania),
Allegheny County Hospital			5.00%, 9/1/19(1)	1,000,000	1,177,050
Development Auth. Rev.,			Pennsylvania Turnpike
Series 2008 A, (University of			Commission Rev., Series
Pittsburgh Medical Center),			2009 B, 5.25%, 6/1/22(1)	10,000,000	10,823,100
5.00%, 9/1/11(1)	4,000,000	4,218,040
			Philadelphia Rev., Series
Allegheny County Hospital			2009 A, (1998 General
Development Auth. Rev.,			Ordinance), 5.25%, 8/1/17(1)	1,000,000	1,055,090
Series 2008 A, (University of
Pittsburgh Medical Center),			Philadelphia School District
5.00%, 9/1/12(1)	6,210,000	6,646,501	GO, Series 2002 A, 5.25%,
			2/1/11 (FSA)(1)	2,975,000	3,136,840
Allegheny County Hospital
Development Auth. Rev.,			Philadelphia Water &
Series 2008 A, (University of			Wastewater Rev., Series
Pittsburgh Medical Center),			2009 A, 5.25%, 1/1/36(1)	1,415,000	1,414,929
5.00%, 9/1/18(1)	1,500,000	1,588,170	Pittsburgh GO, Series 2006
Allegheny County Industrial			B, 5.25%, 9/1/16 (FSA)(1)	15,805,000	17,460,732
Development Auth. Rev.,			Scranton Parking Auth. Rev.,
(Residential Resources,			5.00%, 6/1/22 (Radian)(1)	2,270,000	2,202,263
Inc.), 4.75%, 9/1/14(1)	2,250,000	2,304,630	Westmoreland County
Central Dauphin School			Municipal Auth. Rev., 5.25%,
District GO, 7.00%, 2/1/16,			8/15/15, Prerefunded at
Prerefunded at 100% of			100% of Par (FSA)(1)(2)	4,500,000	5,331,240
Par (NATL)(1)(2)	1,150,000	1,480,050			94,477,200
Commonwealth of
Pennsylvania GO,
5.00%, 7/1/19(1)	15,000,000	17,598,900

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
PUERTO RICO — 3.5%			RHODE ISLAND — 0.2%
Puerto Rico Aqueduct &			Rhode Island Depositors
Sewer Auth. Rev., Series			Economic Protection Corp.
2008 A, (Senior Lien),			Rev., Series 1993 A, 6.25%,
5.00%, 7/1/12(1)	$ 4,000,000	$ 4,255,560	8/1/16 (NATL)(1)(2)	$ 2,000,000	$ 2,510,840
Puerto Rico Aqueduct &			Rhode Island Health &
Sewer Auth. Rev., Series			Educational Building Corp.
2008 A, (Senior Lien),			Rev., (Landmark Medical
5.00%, 7/1/14(1)	12,550,000	13,576,213	Center), 5.00%, 10/1/17
Puerto Rico Aqueduct &			(Radian)(1)	1,215,000	1,217,965
Sewer Auth. Rev., Series					3,728,805
2008 A, (Senior Lien),			SOUTH CAROLINA — 1.5%
6.00%, 7/1/44(1)	1,750,000	1,759,205
			Charleston Educational
Puerto Rico GO, Series 2006			Excellence Finance Corp.
A, (Public Improvement),			Rev., (Charleston County
5.25%, 7/1/23(1)	1,975,000	1,950,372	School District), 5.00%,
Puerto Rico GO, Series 2006			12/1/19(1)	5,455,000	5,887,909
B, (Public Improvement),			Florence Water &
5.25%, 7/1/17(1)	5,000,000	5,236,150	Sewer Rev., 7.50%,
Puerto Rico GO, Series			3/1/18 (Ambac)(1)	1,700,000	1,743,384
2008 A, 5.50%, 7/1/16(1)	3,020,000	3,241,940	Kershaw County Public
Puerto Rico GO, Series			Schools Foundation
2008 A, 5.125%, 7/1/28(1)	3,000,000	2,836,560	Installment Purchase Rev.,
Puerto Rico Government			(School Improvements),
Development Bank Rev.,			5.00%, 12/1/17 (CIFG)(1)	1,060,000	1,158,411
Series 2006 B, (Senior			Kershaw County Public
Notes), 5.00%, 12/1/16(1)	2,000,000	2,087,820	Schools Foundation
Puerto Rico Highway &			Installment Purchase Rev.,
Transportation Auth. Rev.,			(School Improvements),
Series 2007 CC, 5.00%,			5.00%, 12/1/18 (CIFG)(1)	2,260,000	2,441,681
7/1/14(1)	575,000	605,159	Kershaw County Public
Puerto Rico Infrastructure			Schools Foundation
Financing Auth. Special			Installment Purchase Rev.,
Tax Rev., Series 2006 B,			(School Improvements),
5.00%, 7/1/13(1)	2,000,000	2,122,120	5.00%, 12/1/19 (CIFG)(1)	1,450,000	1,551,413
Puerto Rico Municipal			Kershaw County Public
Finance Agency GO, Series			Schools Foundation
2005 A, 5.00%, 8/1/11(1)	3,700,000	3,861,838	Installment Purchase Rev.,
			(School Improvements),
Puerto Rico Public Buildings			5.00%, 12/1/20 (CIFG)(1)	3,000,000	3,173,760
Auth. Rev., Series 2004 I,
(Government Facilities),			Piedmont Municipal Power
5.50%, 7/1/14, Prerefunded			Agency Rev., 6.75%,
at 100% of Par(1)(2)	5,000,000	5,845,600	1/1/19 (FGIC)(1)(2)	625,000	822,706
Puerto Rico Public Buildings			Piedmont Municipal Power
Auth. Rev., Series 2007 M,			Agency Rev., 6.75%,
(Government Facilities),			1/1/19 (NATL/FGIC)(1)	875,000	1,036,963
5.50%, 7/1/12(1)	2,000,000	2,106,380	Piedmont Municipal Power
Puerto Rico Public Buildings			Agency Rev., Series 1991 A,
Auth. Rev., Series 2009 P,			6.50%, 1/1/16 (FGIC)(1)(2)	140,000	176,065
(Government Facilities),			Piedmont Municipal Power
6.75%, 7/1/36(1)	6,700,000	7,234,191	Agency Rev., Series 1991 A,
		56,719,108	6.50%, 1/1/16 (FGIC)(1)	375,000	426,701

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
Piedmont Municipal Power			Cash Special Utility
Agency Rev., Series 1991 A,			District Rev., 5.25%,
6.50%, 1/1/16 (FGIC)(1)(2)	$ 485,000 $	$ 609,941	9/1/24 (NATL)(1)	$ 2,035,000	$ 2,066,441
South Carolina Jobs-			Clint Independent School
Economic Development			District GO, (Unlimited
Auth. Hospital Rev.,			Tax School Building and
(Palmetto Health),			Refunding Bonds), 6.00%,
5.75%, 8/1/39(1)	2,700,000	2,613,978	2/15/11, Prerefunded at
Spartanburg County			100% of Par (PSF-GTD)(1)(2)	340,000	363,011
Health Services District,			Clint Independent School
Inc. Hospital Rev., 5.50%,			District GO, (Unlimited
4/15/16 (FSA)(1)	1,095,000	1,145,512	Tax School Building and
Sumter Waterworks and			Refunding Bonds), 6.00%,
Sewer System Improvement			2/15/17 (PSF-GTD)(1)	1,475,000	1,569,606
Rev., 5.00%, 12/1/22			Cypress-Fairbanks
(XLCA)(1)	400,000	424,744	Independent School District
Tobacco Settlement Revenue			GO, (Schoolhouse), 5.00%,
Management Auth. Rev.,			2/15/16 (PSF-GTD)(1)	1,000,000	1,167,500
5.00%, 6/1/18(1)	1,450,000	1,450,015	Cypress-Fairbanks
		24,663,183	Independent School District
			GO, Series 2005-2, 3.50%,
TENNESSEE — 0.5%			2/15/19 (PSF-GTD)(1)	1,340,000	1,401,546
Chattanooga Health			Dallas-Fort Worth
Educational & Housing			International Airport
Facility Board Rev.,			Facilities Improvement
Series 2005 A, (Campus			Corp., Series 2009 A,
Development Foundation,			5.00%, 11/1/24(1)	1,000,000	1,043,300
Inc. Phase I LLC),
5.00%, 10/1/15(1)	2,830,000	2,755,826	Donna Independent School
			District GO, 5.00%,
Clarksville Public Building			2/15/15 (PSF-GTD)(1)	2,000,000	2,327,580
Auth. Rev., (Metropolitan
Government of Nashville and			Edcouch-Elsa Independent
Davidson County), VRDN,			School District GO, 5.00%,
0.24%, 12/1/09 (LOC: Bank			2/15/14 (PSF-GTD)(1)	1,115,000	1,283,053
of America N.A.)	550,000	550,000	Garza County Public Facility
Montgomery County			Corp. Rev., 4.75%, 10/1/10(1)	585,000	593,079
Public Building Auth.			Garza County Public Facility
Rev., (Tennessee County			Corp. Rev., 5.00%, 10/1/11(1)	610,000	627,202
Line Pool), VRDN, 0.24%,			Garza County Public Facility
12/1/09 (LOC: Bank of			Corp. Rev., 5.00%, 10/1/13(1)	2,015,000	2,084,437
America N.A.)	2,500,000	2,500,000	Garza County Public Facility
Tennessee State School			Corp. Rev., 5.25%, 10/1/14(1)	1,115,000	1,150,424
Board Auth. Rev., Series
2008 B, (Higher Educational			Garza County Public Facility
			Corp. Rev., 5.25%, 10/1/15(1)	1,225,000	1,250,186
Facilities), 5.125%, 5/1/33(1)	2,300,000	2,426,960
		8,232,786	Garza County Public Facility
			Corp. Rev., 5.25%, 10/1/16(1)	1,145,000	1,154,068
TEXAS — 5.1%			Garza County Public Facility
Allen Independent School			Corp. Rev., 5.50%, 10/1/16(1)	1,000,000	1,075,270
District GO, (School
Building), 5.25%, 2/15/34(1)	3,325,000	3,538,166	Gregg County Health
			Facilities Development Corp.
Canadian River			Rev., Series 2006 A, (Good
Municipal Water Auth.			Shepherd Medical Center),
Rev., (Conjunctive Use			5.00%, 10/1/16(1)	1,000,000	1,011,180
Groundwater), 5.00%,
2/15/19 (Ambac)(1)	1,000,000	1,081,030

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
Harris County Cultural			Texas Public Finance Auth.
Education Facilities Finance			Rev., Series 2006 A,
Corp. Rev., Series 2008 B,			(KIPP, Inc.), 5.25%,
(The Methodist Hospital			2/15/14 (ACA)(1)	$ 400,000	$ 402,216
System), 5.50%, 12/1/18(1)	$ 2,500,000	$ 2,785,175	Texas State Transportation
Hays Consolidated			Commission Rev., Series
Independent School			2006 A, 4.50%, 4/1/16(1)	5,000,000	5,663,900
District GO, 6.32%,			West Harris County
8/15/11 (PSF-GTD)(1)(2)(4)	700,000	690,942	Regional Water Auth. Rev.,
Hays Consolidated			5.00%, 12/15/35(1)	750,000	738,172
Independent School			West Oso Independent
District GO, 6.32%,			School District GO, 5.50%,
8/15/11 (PSF-GTD)(1)(4)	2,300,000	2,268,651	8/15/13, Prerefunded at
Hidalgo County GO, 5.50%,			100% of Par (PSF-GTD)(1)(2)	1,265,000	1,466,983
8/15/12, Prerefunded at			Williamson County GO,
100% of Par (FGIC)(1)(2)	3,045,000	3,414,633	Series 2004 A, (Unlimited
Houston GO, Series 2009 A,			Tax Road & Refunding
5.00%, 3/1/21(1)	10,000,000	11,192,300	Bonds), 5.00%,
Houston Rev., Series			2/15/19 (NATL)(1)	1,000,000	1,142,450
2009 A, (Senior Lien),					83,732,254
5.50%, 7/1/39(1)	4,000,000	4,145,120	U.S. VIRGIN ISLANDS — 0.5%
Live Oak GO, 5.25%,			Virgin Islands Public
8/1/22 (NATL)(1)	1,630,000	1,689,968	Finance Auth. Rev.,
Lone Star College System			Series 2009 B, (Senior
GO, 5.00%, 8/15/21(1)	1,000,000	1,134,670	Lien), 5.00%, 10/1/17(1)	6,950,000	7,319,949
Lone Star College System			Virgin Islands Water &
GO, 5.00%, 8/15/22(1)	2,650,000	2,971,869	Power Auth. Rev., Series
Montgomery County GO,			2007 A, 5.00%, 7/1/24(1)	1,500,000	1,498,395
(Road), 5.50%, 3/1/14,					8,818,344
Prerefunded at 100% of			UTAH — 1.2%
Par (Ambac)(1)(2)	1,740,000	2,031,624
			Eagle Mountain City Gas &
North Texas Thruway Auth.			Electric Rev., 5.00%,
Rev., Series 2008 H,			6/1/19 (Radian)(1)	2,550,000	2,542,376
(First Tier), VRDN,
5.00%, 1/1/13(1)	9,500,000	10,058,695	Intermountain Power
			Agency Rev., Series 2008 A,
Pasadena Independent			5.25%, 7/1/20(1)	3,500,000	3,708,285
School District GO,
Series 1996 A, 6.05%,			Salt Lake City Hospital
2/15/16 (PSF-GTD)(1)	550,000	671,121	Rev., Series 1988 A,
			(Intermountain
Southside Independent			Health Corporation),
School District GO,			8.125%, 5/15/15(1)(2)	775,000	909,362
Series 2004 A, 5.25%,
8/15/25 (PSF-GTD)(1)	2,120,000	2,287,946	Utah County Municipal
			Building Auth. Lease Rev.,
Southwest Higher Education			5.25%, 11/1/11, Prerefunded
Auth. Inc. Rev., (Southern			at 100% of Par (Ambac)(1)(2)	3,735,000	4,065,547
Methodist University),
VRDN, 0.21%, 12/1/09			Utah County Municipal
(LOC: Landesbank Hessen –			Building Auth. Lease Rev.,
Thuringen Girozentrale)	3,200,000	3,200,000	5.50%, 11/1/11, Prerefunded
			at 100% of Par (Ambac)(1)(2)	1,000,000	1,093,270
Tarrant County Cultural
Education Facilities Finance			Utah GO, Series 2009 C,
			5.00%, 7/1/18(1)	4,000,000	4,768,320
Corp. Retirement Facility
Rev., (Air Force Village			West Valley City Municipal
Obligated Group), 5.00%,			Building Auth. Lease Rev.,
5/15/16(1)	1,000,000	988,740	Series 2002 A, 5.00%,
			8/1/10 (Ambac)(1)	1,130,000	1,160,781

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
West Valley City Sales Tax			Energy Northwest Electric
Rev., Series 2001 A, 5.50%,			Rev., Series 2002 A,
7/15/11, Prerefunded at			(Columbia Generating),
100% of Par (NATL)(1)(2)	$ 1,305,000	$ 1,410,157	5.75%, 7/1/18 (NATL)(1)	$ 3,500,000	$ 3,835,160
		19,658,098	Energy Northwest Electric
VERMONT — 0.3%			Rev., Series 2002 B,
			(Columbia Generating),
University of Vermont &			6.00%, 7/1/18 (Ambac)(1)	10,000,000	11,081,900
State Agricultural
College Rev., 5.00%,			Energy Northwest Electric
10/1/19 (Ambac)(1)	4,290,000	4,735,860	Rev., Series 2008 D,
			(Columbia Generating),
VIRGINIA — 2.5%			5.00%, 7/1/12(1)	2,375,000	2,620,765
Fairfax County COP,			Energy Northwest Electric
5.30%, 4/15/23(1)	1,500,000	1,580,040
			Rev., Series 2009 A,
Pittsylvania County GO,			(Project 3), 5.25%, 7/1/18(1)	3,000,000	3,527,640
Series 2001 B, 5.75%,			Energy Northwest
3/1/18 (NATL/School Bond			Wind Rev., 4.75%,
Reserve Fund)(1)	1,115,000	1,191,255
			7/1/20 (NATL)(1)	1,750,000	1,811,110
Richmond Public Utility Rev.,			King County Public
5.00%, 1/15/35(1)	2,500,000	2,568,075
			Hospital District No. 2 GO,
Roanoke Industrial			(Evergreen Healthcare),
Development Auth. Rev.,			5.00%, 12/1/14 (NATL)(1)	1,000,000	1,119,030
(Carilion Health System),			King County School District
VRDN, 0.20%, 12/1/09			No. 414 Lake Washington
(FSA) (SBBPA: Wachovia			GO, 5.75%, 12/1/12,
Bank N.A.)(1)	16,800,000	16,800,000
			Prerefunded at 100%
Virginia College Building &			of Par(1)(2)	1,555,000	1,778,827
Education Facilities Auth.			Kitsap County School
Rev., Series 2009 A, (Public			District No. 303 Bainbridge
Higher Education Financing			Island GO, 5.00%,
Program), 5.00%, 9/1/28(1)	5,100,000	5,534,010
			12/1/17 (NATL/School
Virginia Resources Auth.			Bond Guarantee)(1)	1,000,000	1,128,950
Clean Water Rev.,			Mason County School
5.00%, 10/1/16(1)	5,120,000	6,039,347
			District No. 309 Shelton
Virginia Resources Auth.			GO, 5.625%, 12/1/11,
Clean Water Rev.,			Prerefunded at 100%
5.00%, 10/1/22(1)	4,150,000	4,749,551	of Par (FGIC/School
Virginia Small Business			Bond Guarantee)(1)(2)	1,260,000	1,383,329
Financing Auth. Rev.,			Metropolitan Park District of
(Virginia State University			Tacoma GO, 6.00%, 12/1/11,
Real Estate), VRDN, 0.23%,			Prerefunded at 100% of
12/1/09 (LOC: Bank of			Par (Ambac)(1)(2)	2,120,000	2,348,239
America N.A.)	1,600,000	1,600,000	Snohomish County
		40,062,278	Edmonds School District
WASHINGTON — 3.4%			No. 15 GO, 5.00%, 12/1/17
Benton County Public Utility			(NATL/FGIC/School
District No. 1 Electric Rev.,			Bond Guarantee)(1)	6,690,000	7,539,964
Series 2001 A, 5.625%,			University of Washington
11/1/19 (FSA)(1)	1,000,000	1,070,020	Rev., (Student Facilities
Cowlitz County Kelso School			Fee), 5.875%, 6/1/10,
District No. 458 GO, 5.75%,			Prerefunded at 101%
6/1/12, Prerefunded at			of Par (FSA)(1)(2)	1,720,000	1,785,274
100% of Par (FSA/School			Washington GO, Series
Bond Guarantee)(1)(2)	1,000,000	1,123,420	1990 A, 6.75%, 2/1/15(1)	1,000,000	1,147,870

Tax-Free Bond
	Principal			Principal
	Amount	Value		Amount	Value
Washington Health Care			WISCONSIN — 1.0%
Facilities Auth. Rev.,			Wisconsin Clean Water
Series 2006 D, (Providence			Rev., Series 1991-1,
Health & Services), 5.25%,			6.875%, 6/1/11(1)	$ 1,370,000	$ 1,444,473
10/1/33 (FSA)(1)	$ 4,500,000	$ 4,571,460
			Wisconsin Health &
Washington Health Care			Educational Facilities Auth.
Facilities Auth. Rev., Series			Rev., (Aurora Medical
2009 A, (Swedish Health			Group), 6.00%,
Services), 6.50%, 11/15/33	4,000,000	4,169,640	11/15/10 (FSA)(1)	2,590,000	2,680,287
Whitman County Pullman			Wisconsin Health &
School District No. 267			Educational Facilities Auth.
GO, 5.625%, 6/1/12,			Rev., (Luther Hospital),
Prerefunded at 100%			5.50%, 11/15/22(1)	4,655,000	4,988,019
of Par (FSA/School
Bond Guarantee)(1)(2)	1,500,000	1,655,175	Wisconsin Health &
			Educational Facilities Auth.
Yakima County School			Rev., (Luther Hospital),
District No. 208 West Valley			5.75%, 11/15/30(1)	5,800,000	6,146,956
GO, 5.00%, 12/1/18 (NATL/
School Bond Guarantee)(1)	1,675,000	1,879,333	Wisconsin Transportation
			Rev., Series 2008 A,
		55,577,106	5.00%, 7/1/18(1)	500,000	575,230
					15,834,965
			TOTAL INVESTMENT
			SECURITIES — 101.4%
			(Cost $1,583,143,879)		1,651,676,499
			OTHER ASSETS
			AND LIABILITIES — (1.4)%		(22,526,996)
			TOTAL NET ASSETS — 100.0%		$1,629,149,503

Tax-Free Bond

Futures Contracts
Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
422 U.S. Long Bond	March 2010	$51,787,313	$(1,036,168)

Notes to Schedule of Investments
ABAG = Association of Bay Area Governments
ACA = American Capital Access
AGC = Assured Guaranty Corporation
Ambac = Ambac Assurance Corporation
CIFG = CDC IXIS Financial Guaranty North America
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Assurance, Inc.
GO = General Obligation
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
NATL-IBC = National Public Finance Guarantee Corporation — Insured Bond Certificates
PSF-GTD = Permanent School Fund Guaranteed
Radian = Radian Asset Assurance, Inc.
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA = XL Capital Ltd.
Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts . At the period end, the aggregate value of securities pledged was $95,988,000.
Escrowed to maturity in U.S. government securities or state and local government securities.
When-issued security.
Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2009 (UNAUDITED)
	Tax-Free Money Market	Tax-Free Bond
Assets
Investment securities, at value (cost of $314,791,648
and $1,583,143,879, respectively)	$314,791,648	$1,651,676,499
Cash	468,427	25,441
Receivable for investments sold	1,240,000	403,855
Receivable for capital shares sold	5,108,206	3,560,494
Interest receivable	562,115	20,948,311
	322,170,396	1,676,614,600

Liabilities
Payable for investments purchased	—	43,642,332
Payable for capital shares redeemed	750,313	2,644,491
Accrued management fees	115,389	595,154
Payable for variation margin on futures contracts	—	39,563
Dividends payable	1,724	543,557
	867,426	47,465,097

Net Assets	$321,302,970	$1,629,149,503

Net Assets Consist of:
Capital paid in	$321,326,504	$1,580,270,686
Undistributed net investment income	—	56,669
Accumulated net realized loss on investment transactions	(23,534)	(18,674,304)
Net unrealized appreciation on investments	—	67,496,452
	$321,302,970	$1,629,149,503

Investor Class
Net assets	$321,302,970	$1,465,924,619
Shares outstanding	321,337,465	133,825,621
Net asset value per share	$1.00	$10.95

Institutional Class
Net assets	N/A	$163,224,884
Shares outstanding	N/A	14,899,999
Net asset value per share	N/A	$10.95

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (UNAUDITED)
	Tax-Free Money Market	Tax-Free Bond
Investment Income (Loss)
Income:
Interest	$1,268,239	$31,126,488

Expenses:
Management fees	789,758	3,373,163
Trustees’ fees and expenses	7,649	33,859
Temporary guarantee program fees	35,439	—
Other expenses	651	200
	833,497	3,407,222
Fees waived	(78,399)	—
	755,098	3,407,222

Net investment income (loss)	513,141	27,719,266

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,792	(1,289,393)
Futures contract transactions	—	(963,070)
	1,792	(2,252,463)

Change in net unrealized appreciation (depreciation) on:
Investments	—	37,047,454
Futures contracts	—	(908,022)
	—	36,139,432

Net realized and unrealized gain (loss)	1,792	33,886,969

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 514,933	$61,606,235

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED NOVEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MAY 31, 2009
	Tax-Free Money Market		Tax-Free Bond
Increase (Decrease) in Net Assets	November 30, 2009	May 31, 2009	November 30, 2009	May 31, 2009
Operations
Net investment income (loss)	$ 513,141	$ 4,601,317	$ 27,719,266	$ 44,331,658
Net realized gain (loss)	1,792	17,166	(2,252,463)	(14,634,990)
Change in net unrealized
appreciation (depreciation)	—	—	36,139,432	13,616,149
Net increase (decrease) in net assets
resulting from operations	514,933	4,618,483	61,606,235	43,312,817

Distributions to Shareholders
From net investment income:
Investor Class	(513,141)	(4,603,543)	(25,021,995)	(40,900,161)
Institutional Class	—	—	(2,697,131)	(3,374,968)
Decrease in net assets from distributions	(513,141)	(4,603,543)	(27,719,126)	(44,275,129)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(13,466,657)	21,210,772	284,961,225	240,719,969

Net increase (decrease) in net assets	(13,464,865)	21,225,712	318,848,334	239,757,657

Net Assets
Beginning of period	334,767,835	313,542,123	1,310,301,169	1,070,543,512
End of period	$321,302,970	$334,767,835	$1,629,149,503	$1,310,301,169

Undistributed net investment income	—	—	$56,669	$56,529

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Money Market Fund (Tax-Free Money Market) and Tax-Free Bond Fund (Tax-Free Bond) (collectively, the funds) are two funds in a series issued by the trust. Tax-Free Money Market is diversified under Rule 2a-7 of the 1940 Act. Tax-Free Bond is diversified under the 1940 Act. The funds’ investment objective is to seek safety of principal and high current income that is exempt from federal income tax. Tax-Free Money Market invests primarily in cash-equivalent, high-quality municipal obligations. Tax-Free Bond invests primarily in high-quality municipal obligations. The following is a summary of the funds’ significant accounting policies.

Multiple Class — Tax-Free Money Market is authorized to issue the Investor Class. Tax-Free Bond is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities of Tax-Free Money Market are valued at amortized cost, which approximates current market value. Securities of Tax-Free Bond are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and ask prices. Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — Tax-Free Bond may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually. Tax-Free Money Market does not generally expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since November 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through January 27, 2010, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700% for Tax-Free Money Market. The rates for the Investment Category Fee range from 0.1625% to 0.2800% for Tax-Free Bond. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From June 1, 2009 to July 31, 2009, the investment advisor voluntarily agreed to waive 0.038% of its management fee for Tax-Free Money Market. Effective August 1, 2009, the investment advisor voluntarily agreed to waive 0.054% of its management fee for Tax-Free Money Market. The total amount of the waiver for the six months ended November 30, 2009, is shown on the Statement of Operations. The investment advisor expects the fee waiver for Tax-Free Money Market to continue for one year and cannot terminate it without consulting the Board of Trustees. The effective annual management fee for the Investor Class of Tax-Free Money Market for the six months ended November 30, 2009 was 0.49% before waiver and 0.44% after waiver. The effective annual management fee for the Investor Class and Institutional Class of Tax-Free Bond was 0.48% and 0.28%, respectively, for the six months ended November 30, 2009.

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees approved Tax-Free Money Market to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the program). The program provides coverage to guarantee the account values of shareholders in the event the fund’s net asset value falls below $0.995 and the Trustees liquidate the fund. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. Participation in the program requires Tax-Free Money Market to pay a fee based on the net assets of Tax-Free Money Market as of the close of business on September 19, 2008, which is amortized daily over the period. Tax-Free Money Market participated in the program from September 19, 2008 through December 19, 2008 and paid a fee of 0.01% of its net assets as of September 19, 2008. Tax-Free Money Market continued its participation in the program from December 20, 2008 through April 30, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. Tax-Free Money Market continued its participation in a program extension from May 1, 2009 through September 18, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The program expired on September 18, 2009. For the six months ended November 30, 2009, the annualized ratio of the program fee to average net assets was 0.02%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities for Tax-Free Bond, excluding short-term investments, for the six months ended November 30, 2009, were $346,585,570 and $115,256,146, respectively.

All investment transactions for Tax-Free Money Market were considered short-term during the six months ended November 30, 2009.

4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Six months ended November 30, 2009		Year ended May 31, 2009
	Shares	Amount	Shares	Amount

Tax-Free Money Market
Investor Class
Sold	115,120,326	$ 115,120,326	283,675,396	$ 283,675,396
Issued in reinvestment of distributions	488,205	488,205	4,370,332	4,370,332
Redeemed	(129,075,188)	(129,075,188)	(266,834,956)	(266,834,956)
Net increase (decrease)	(13,466,657)	$ (13,466,657)	21,210,772	$ 21,210,772

Tax-Free Bond
Investor Class
Sold	38,581,396	$ 418,943,820	55,526,950	$582,342,548
Issued in reinvestment of distributions	1,995,961	21,684,320	3,307,002	34,708,153
Redeemed	(18,740,190)	(203,937,830)	(40,219,830)	(419,767,975)
	21,837,167	236,690,310	18,614,122	197,282,726
Institutional Class
Sold	5,225,753	56,721,060	8,392,238	87,738,781
Issued in reinvestment of distributions	233,779	2,541,634	307,123	3,226,047
Redeemed	(1,013,731)	(10,991,779)	(4,568,092)	(47,527,585)
	4,445,801	48,270,915	4,131,269	43,437,243
Net increase (decrease)	26,282,968	$ 284,961,225	22,745,391	$240,719,969

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

As of November 30, 2009, the valuation inputs used to determine the fair value of Tax-Free Money Market’s municipal securities were classified as Level 2.

As of November 30, 2009, the valuation inputs used to determine the fair value of Tax-Free Bond’s municipal securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively.

6. Derivative Instruments

Interest Rate Risk — Tax-Free Bond is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended November 30, 2009, Tax-Free Bond sold futures contracts.

For Tax-Free Bond, the value of interest rate risk derivatives as of November 30, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $39,563 in payable for variation margin on futures contracts. For Tax-Free Bond, for the six months ended November 30, 2009, the effect of interest rate risk derivatives on the Statement of Operations was $(963,070) in net realized gain (loss) on futures contract transactions and $(908,022) in change in net unrealized appreciation (depreciation) on futures contracts.

The derivative instruments at period end as disclosed on the Schedule of Investments are indicative of Tax-Free Bond’s typical volume.

7. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended November 30, 2009, the funds did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2009, the components of investments for federal income tax purposes were as follows:

	Tax-Free Money Market	Tax-Free Bond
Federal tax cost of investments	$314,791,648	$1,583,143,879
Gross tax appreciation of investments	—	$ 77,841,041
Gross tax depreciation of investments	—	(9,308,421)
Net tax appreciation (depreciation) of investments	—	$68,532,620

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

As of May 31, 2009, the accumulated capital losses listed below represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2010	2011	2012	2013	2014	2015	2016	2017
Tax-Free Money Market	$(8,870)	—	$(3,706)	$(1,346)	—	$(1,691)	$(2,918)	—
Tax-Free Bond	—	—	—	—	—	$(1,643,796)	—	$(3,280,979)

The capital loss deferrals listed below represent net capital losses incurred in the seven-month period ended May 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

	Tax-Free Money Market	Tax-Free Bond
Accumulated capital losses	$(18,531)	$(4,924,775)
Capital loss deferrals	$(6,795)	$(11,513,181)

Financial Highlights

Tax-Free Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From
Investment Operations
Net Investment
Income (Loss)	—(2)	0.01	0.03	0.03	0.02	0.01
Distributions
From Net
Investment Income	—(2)	(0.01)	(0.03)	(0.03)	(0.02)	(0.01)
Net Asset Value,
End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.16%	1.47%	2.97%	3.26%	2.51%	1.33%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.47%(4)(5)	0.50%(5)	0.51%	0.52%	0.52%	0.51%
Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)	0.52%(4)	0.53%	0.51%	0.52%	0.52%	0.51%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.32%(4)(5)	1.45%(5)	2.91%	3.22%	2.47%	1.31%
Ratio of Net Investment
Income (Loss) to Average
Net Assets (Before
Expense Waiver)	0.27%(4)	1.42%	2.91%	3.22%	2.47%	1.31%
Net Assets, End of Period
(in thousands)	$321,303	$334,768	$313,542	$275,733	$272,208	$284,851
(1)	Six months ended November 30, 2009 (unaudited).
(2)	Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4) Annualized.
(5)	Effective August 1, 2008, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

Tax-Free Bond

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.70	$10.74	$10.68	$10.67	$10.88	$10.71
Income From
Investment Operations
Net Investment
Income (Loss)	0.20(2)	0.41	0.43	0.42	0.40	0.38
Net Realized and
Unrealized Gain (Loss)	0.26	(0.04)	0.06	0.01	(0.20)	0.17
Total From
Investment Operations	0.46	0.37	0.49	0.43	0.20	0.55
Distributions
From Net
Investment Income	(0.21)	(0.41)	(0.43)	(0.42)	(0.40)	(0.38)
From Net
Realized Gains	—	—	—	—	(0.01)	—
Total Distributions	(0.21)	(0.41)	(0.43)	(0.42)	(0.41)	(0.38)
Net Asset Value,
End of Period	$10.95	$10.70	$10.74	$10.68	$10.67	$10.88

Total Return(3)	4.28%	3.58%	4.66%	4.08%	1.87%	5.16%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.48%(4)	0.49%	0.49%	0.49%	0.49%	0.50%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	3.77%(4)	3.89%	4.00%	3.91%	3.73%	3.46%
Portfolio Turnover Rate	8%	37%	62%	43%	79%	77%
Net Assets, End of Period
(in thousands)	$1,465,925	$1,198,419	$1,002,648	$709,988	$665,458	$610,420
(1)	Six months ended November 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Tax-Free Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.70	$10.74	$10.68	$10.67	$10.88	$10.71
Income From
Investment Operations
Net Investment
Income (Loss)	0.22(2)	0.43	0.45	0.44	0.42	0.40
Net Realized and
Unrealized Gain (Loss)	0.25	(0.04)	0.06	0.01	(0.20)	0.17
Total From
Investment Operations	0.47	0.39	0.51	0.45	0.22	0.57
Distributions
From Net
Investment Income	(0.22)	(0.43)	(0.45)	(0.44)	(0.42)	(0.40)
From Net
Realized Gains	—	—	—	—	(0.01)	—
Total Distributions	(0.22)	(0.43)	(0.45)	(0.44)	(0.43)	(0.40)
Net Asset Value,
End of Period	$10.95	$10.70	$10.74	$10.68	$10.67	$10.88

Total Return(3)	4.39%	3.78%	4.88%	4.28%	2.07%	5.37%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.28%(4)	0.29%	0.29%	0.29%	0.29%	0.30%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	3.97%(4)	4.09%	4.20%	4.11%	3.93%	3.66%
Portfolio Turnover Rate	8%	37%	62%	43%	79%	77%
Net Assets, End of Period
(in thousands)	$163,225	$111,882	$67,895	$10,567	$7,815	$8,796
(1)	Six months ended November 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data concerning Tax-Free Money Market and Tax-Free Bond (the “funds”) and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the funds;

• the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning each fund to the cost of owning a similar fund;

• data comparing each fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of each fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund invest-ment management clients of the advisor; and

• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the funds, and potential sharing of economies of scale in connection with the management of the funds.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew each fund’s management agreement under the terms ultimately determined by the board to be appropriate, the Directors based their decision on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of fund portfolios

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage each fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for each fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. Tax-Free Money Market’s performance for both the one- and three-year periods was in the top decile for its peer group. Tax-Free Bond’s performance for both the one- and three-year periods was above the median for its peer group.

Shareholder and Other Services. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing each fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the funds. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of each fund specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of each fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. Each fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee eligible to be charged to shareholders of Tax-Free Money Market (prior to applicable waivers) was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of Tax-Free Bond was in the lowest quartile of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of each fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between each fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. In addition, the Directors negotiated a renewal of the one-year waiver by the advisor of a portion of the management fee for Tax-Free Money Market that was in place during the previous year. These changes were proposed by the Directors based on their review of the percentile rank of the fund’s fees within the fund’s peer universe and the fact that the Directors seek, as a general rule, to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital 3-Year Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that are investment-grade and have maturities between two and four years.

The Barclays Capital 5-Year General Obligation (GO) Bond Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Non-Investment-Grade Municipal Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Index is composed of those securities included in the Barclays Capital Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Municipal Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1001
CL-SAN-67334N

Semiannual Report
November 30, 2009

American Century Investments

Long-Term Tax-Free Fund

High-Yield Municipal Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Long-Term Tax-Free

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Portfolio Composition By Credit Rating.	8
Top Five Sectors	8

High-Yield Municipal

Performance	9
Portfolio Commentary	11
Portfolio at a Glance	13
Yields	13
Portfolio Composition By Credit Rating.	13
Top Five Sectors	13

Shareholder Fee Examples	14

Financial Statements

Schedule of Investments	16
Statement of Assets and Liabilities	29
Statement of Operations	31
Statement of Changes in Net Assets	32
Notes to Financial Statements	33
Financial Highlights	40

Other Information

Approval of Management Agreements	49
Additional Information	54
Index Definitions	55

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended November 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in 2010 include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the U.S. economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The U.S. stock market’s rebound since last March and the second-half economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economy Stabilized, Credit Crisis Eased

Municipal bonds produced solid returns during the six months ended November 30, 2009. Dramatic fiscal and monetary policy intervention by the federal government appeared to have stabilized a contracting economy. Indeed, gross domestic product expanded at an estimated 2.2% annual rate in the third quarter of 2009, breaking a string of four consecutive quarters of negative growth. Although the economy showed signs of stabilizing, the unemployment rate stood at 10.0% in November, raising the prospect of a “jobless” recovery.

After an eight-month period of deflation, the government’s Consumer Price Index increased 1.8% for the year ended in November as a still-weak economy dealt with job losses, sluggish income growth, lower housing wealth, and tight credit. These conditions gave the Federal Reserve the flexibility to hold its short-term rate target at 0%. Against that backdrop, bond yields declined modestly.

Municipals Rallied

Technical (supply and demand) factors were also key contributors to municipal performance. Strong demand from investors looking for yield and return potential above those available from Treasuries and cash-equivalent investments meant record municipal bond fund inflows early in the period, according to mutual fund flow tracker AMG Data Services. At the same time, tax-exempt municipal supply was curtailed in 2009 due to the Build America Bond program, a federal government program intended to lower borrowing costs and improve access to capital for municipalities. This program took many newly issued bonds out of the tax-exempt market and put them in the taxable universe.

Greater Risk, Greater Reward

The rally in risk assets evident across financial markets in 2009 played out in the municipal market as well, with longer-term and lower-rated bonds doing best (see the table below). The 12 months ended November 30, 2009, marked record outperformance by municipal bonds over Treasuries.

U.S. Fixed-Income Total Returns
For the six months ended November 30, 2009*
Barclays Capital Municipal Market Indices		Taxable Market Returns
Municipal Bond	4.75%	Barclays Capital U.S. Aggregate Index	6.21%
3-Year Municipal Bond	2.81%	Barclays Capital U.S. Treasury Index	3.25%
5-Year General Obligation (GO) Bond	3.98%	3-Month Treasury Bill	0.07%
Long-Term Municipal Bond	7.02%	10-Year Treasury Note	3.76%
Non-Investment-Grade Municipal Bond	11.81%	*Total returns for periods less than one year are not annualized.

3

Performance

Long-Term Tax-Free

Total Returns as of November 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
A Class						3/31/97
No sales charge*	3.93%	13.38%	3.71%(2)	5.21%(2)	5.32%(2)
With sales charge*	-0.76%	8.24%	2.75%(2)	4.73%(2)	4.94%(2)
Barclays Capital
Municipal Bond Index(3)	4.75%	14.17%	4.50%	5.64%	5.58%	—
Lipper General Municipal
Debt Funds Average Returns(3)	5.55%	15.50%	2.99%	4.39%	4.38%	—
A Class’s Lipper Ranking
as of November 30, 2009(3)	—	163 of 242	55 of 203	22 of 162	10 of 122	—
as of December 31, 2009(3)	—	187 of 248	50 of 204	30 of 163	10 of 122	—
Investor Class	4.05%	13.66%	—	—	4.27%	4/3/06
Institutional Class	4.16%	13.89%	—	—	4.48%	4/3/06
B Class						3/31/97
No sales charge*	3.54%	12.54%	2.96%(2)	4.49%(2)	4.60%(2)
With sales charge*	-1.46%	8.54%	2.78%(2)	4.49%(2)	4.60%(2)
C Class						4/3/06
No sales charge*	3.54%	12.54%	—	—	3.24%
With sales charge*	2.54%	12.54%	—	—	3.24%
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50%
maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Class returns would have been lower if fees had not been waived.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Long-Term Tax-Free

One-Year Returns Over 10 Years
Periods ended November 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
A Class**
(no sales charge)	8.67%	9.54%	6.17%	6.23%	3.21%	3.02%	5.92%	0.21%	-3.22%	13.38%
Barclays
Capital Municipal
Bond Index	8.18%	8.75%	6.32%	6.65%	4.07%	3.88%	6.12%	2.71%	-3.61%	14.17%
* Long-Term Tax-Free A Class’s initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.
**Class returns may have been lower, along with ending value, if fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class
0.49%	0.29%	0.74%	1.49%	1.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Long-Term Tax-Free

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Long-Term Tax-Free returned 3.93%* for the six months ended November 30, 2009. By comparison, the Barclays Capital Municipal Bond Index returned 4.75%. The average return of the general municipal debt funds tracked by Lipper Inc. was 5.55% for the same period. Nevertheless, the portfolio’s average annual returns exceed those of its Lipper group average for the five-and 10-year periods ended in November (see page 4).

The portfolio’s positive absolute return reflects the strong technical (supply and demand) factors that supported the municipal market for much of 2009 (see the Market Perspective on page 3). Relative to the Lipper group and Barclays Index, we believe the portfolio underperformed in part because of our relatively short duration (share price sensitivity to interest rate changes) at a time when the longest-dated bonds did best. Rather than make big bets on the direction of interest rates, we prefer to attempt to add value through individual security selection. During the last six months, some of our credit and sector allocations limited relative results, while our yield curve positioning and municipal/Treasury ratio trades had positive effects on relative returns.

Credit Allocation Hurt Relative Results

We believe we were overweight higher-quality securities and underweight bonds rated A and BBB relative to our peers. Lower-rated debt outperformed for the six months, so this positioning detracted from relative performance.

However, we’ve been adding what we thought were attractively valued, lower-rated bonds trading at yield levels out of line with our assessment of their actual risks since late 2008. As a result of these changes, bonds rated A and BBB accounted for about 42% of portfolio assets as of November 30, 2009 That’s up from about 30% just six months ago, and 23% in November 2008.

Sector Allocation Detracted

It also detracted from the portfolio’s return relative to the Lipper group average to hold a stake in general obligation (GO) bonds. We added GOs in recent months, when their yield and total return potential reached what we considered very attractive levels compared with the actual risks inherent in these bonds. However, GOs underperformed some of the higher-flying corporate-backed sectors of the market, to which we had little exposure. In particular, we were underweight in tobacco bonds, as well as industrial development revenue bonds. That positioning contributed significantly to the portfolio’s relative results in 2008, when these securities lagged badly. But because corporate-backed bonds rallied sharply in 2009, it hurt performance during the last six months to have limited exposure to these sectors.

*All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would have been lower than those shown. Total returns for periods less than one year are not annualized.

6

Long-Term Tax-Free

Positive Contributors

The portfolio had positive contributions to return from trades designed to benefit from changes in the shape of the municipal yield curve (a “curve flattener” trade) and in the yield relationship between municipals and Treasuries (a “yield ratio” trade). We put the yield curve flattening bias in place in the municipal bond cash market, favoring intermediate- and longer-dated securities. The portfolio benefited as longer-term bonds outperformed shorter-term bonds during the period.

In addition, we implemented the ratio trade at a time when long-term municipal bond yields were approximately 108% of those on similar maturity Treasuries (municipal yields exceeded Treasury yields). The trade was based on our expectation that municipals would outperform Treasuries, and the yield difference between the two would move toward its normal historical relationship with municipals yielding less than Treasuries. Municipals outperformed Treasuries over the reporting period and the ratio declined to 102%.

Outlook

“We believe that technical factors will remain supportive for the municipal market going forward,” said Steven Permut, leader of the municipal bond team at American Century Investments. “The more taxable municipal bonds issued under the Build America Bond program—a federal government program intended to help lower municipal borrowing costs—the lower the supply of tax-free municipal bonds. In addition, we think demand for municipal bonds is likely to remain strong given that the Federal Reserve continues to hold short-term interest rates at record lows and municipal yields are attractive relative to those on Treasuries.”

However, Permut’s outlook comes with a caveat: “Economic fundamentals remain fairly weak, and we think tax-based bonds and those issued by local governments are likely to face challenges. As a result, we expect to underweight these bonds, as well as those relating to economically sensitive sectors of the economy. Indeed, we think these conditions put a premium on careful credit analysis and individual security selection—what we believe are two strengths of our management approach.”

7

Long-Term Tax-Free

Portfolio at a Glance
	As of 11/30/09	As of 5/31/09
Weighted Average Maturity	16.2 years	15.7 years
Average Duration (Modified)	6.4 years	6.6 years

Yields as of November 30, 2009
30-Day SEC Yield
Investor Class		3.67%
Institutional Class		3.87%
A Class		3.27%
B Class		2.67%
C Class		2.67%

A Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket		4.36%
28.00% Tax Bracket		4.54%
33.00% Tax Bracket		4.88%
35.00% Tax Bracket		5.03%

(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio Composition By Credit Rating
	% of	% of
	fund investments	fund investments
	as of 11/30/09	as of 5/31/09
AAA	28%	32%
AA	28%	38%
A	28%	21%
BBB	14%	9%
B	1%	—
Unrated	1%	—

Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources. The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Top Five Sectors as of November 30, 2009
% of
fund investments
General Obligation (GO)	20%
Hospital Revenue	17%
Electric Revenue	12%
Higher Education	10%
Transportation Revenue	10%

8

Performance

High-Yield Municipal

Total Returns as of November 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	10.33%	12.46%	1.44%	4.10%	3.96%(2)	3/31/98
Barclays Capital Long-Term
Municipal Bond Index	7.02%	22.43%	3.98%	5.98%	5.12%	—
Lipper High-Yield Municipal
Debt Funds Average Returns(3)	10.55%	19.34%	1.55%	3.48%	3.00%	—
Investor Class’s Lipper Ranking
as of November 30, 2009(3)	—	105 of 112	47 of 78	15 of 60	6 of 48	—
as of December 31, 2009(3)	—	96 of 111	47 of 79	16 of 57	7 of 45	—
A Class						1/31/03
No sales charge*	10.19%	12.18%	1.18%	—	2.47%
With sales charge*	5.27%	7.10%	0.26%	—	1.79%
B Class						1/31/03
No sales charge*	9.79%	11.35%	0.43%	—	1.72%
With sales charge*	4.79%	7.35%	0.23%	—	1.72%
C Class						7/24/02
No sales charge*	9.78%	11.35%	0.43%	—	1.98%
With sales charge*	8.78%	11.35%	0.43%	—	1.98%
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50%
maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Investor Class returns would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 10/31/99.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

9

High-Yield Municipal

One-Year Returns Over 10 Years
Periods ended November 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	4.33%	8.64%	7.99%	7.03%	6.23%	7.03%	7.79%	-1.62%	-15.86%	12.46%
Barclays Capital
Long-Term
Municipal
Bond Index	10.70%	10.30%	6.09%	7.55%	5.53%	7.57%	8.79%	0.06%	-15.21%	22.43%

Total Annual Fund Operating Expenses
Investor Class	A Class	B Class	C Class
0.62%	0.87%	1.62%	1.62%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

10

Portfolio Commentary

High-Yield Municipal

Portfolio Manager: Steven Permut

Performance Summary

Reflecting the strong performance of non-rated and lower-rated municipal bonds (see the Market Perspective on page 3), High-Yield Municipal returned 10.33%* in the six months ended November 30, 2009. By comparison, the Barclays Capital Long-Term Municipal Bond Index—an investment-grade municipal index—and the Barclays Capital Non-Investment-Grade Municipal Bond Index, a municipal high-yield measure, gained 7.02% and 11.81%,** respectively. At the same time, the High Yield Municipal Debt Funds tracked by Lipper Inc. had an average return of 10.55%. See page 9 for additional performance comparisons.

Credit Allocation Key

The single most important determinant of the portfolio’s relative performance was its credit allocation. The portfolio holds a little more than half its assets in investment-grade municipal bonds, which we believe is higher than the peer group average and non-investment grade index. As a result, that positioning detracted from performance in the last six months after being a source of strength during the 2008 credit crisis. However, the portfolio outperformed the investment-grade Barclays Capital Long-Term Municipal Bond Index because of High-Yield Municipal’s non-investment grade component.

Sector Allocation Detracted

Just as the lowest-rated bonds did best in the last six months, so too did the riskiest, corporate-backed sectors. These included airline, tobacco, and industrial development revenue bonds, to which we had little exposure. That positioning contributed significantly to the portfolio’s relative results in 2008, when these securities lagged badly. But because corporate-backed bonds rallied sharply in 2009, being underrepresented in these sectors was a key detractor from performance during the last six months.

Greater Diversification Helped in Challenging Credit Environment

We believe our decision in recent years to diversify the portfolio’s holdings and favor bonds from less economically sensitive segments of the market has been beneficial in this difficult credit environment for lower-rated issuers. However, we have not been completely immune to the increasing financial struggles of some municipal bond issuers in this weak economy—difficulties in meeting payment obligations reduced the market value of five portfolio holdings (representing approximately 2.4% of net assets). These reduced positions had only a limited impact on performance during a period of robust absolute returns. Despite these defaults, we’re generally comfortable with our other holdings. We also believe our thorough approach to credit analysis and security selection means we’ve done better than our competitors at avoiding credit issues in recent years.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.
**The Barclays Capital Non-Investment-Grade Municipal Bond Index’s average returns were 19.80%, 2.73% and 4.35% for the one-, five- and
  10-year periods ended November 30, 2009, respectively, and 4.03% since the fund’s inception.

11

High-Yield Municipal

Ratio, Curve Trades Contributed

The portfolio enjoyed positive contributions to return from trades designed to benefit from changes in the shape of the municipal yield curve (a “curve flattener” trade) and in the yield relationship between municipals and Treasuries (a “yield ratio” trade). We put the yield curve flattening bias in place in the municipal bond cash market, favoring intermediate- and longer-dated securities. The portfolio benefited as longer-term bonds outperformed shorter-term bonds during the period. We implemented the trade in recent months when the slope of the Treasury yield curve approached record levels of steepness.

In addition, we implemented the ratio trade at a time when long-term municipal bond yields were approximately 108% of those on similar maturity Treasuries (municipal yields exceeded Treasury yields). The trade was based on our expectation that municipals would outperform Treasuries, and the yield difference between the two would move toward its normal historical relationship with municipals yielding less than Treasuries. Municipals outperformed Treasuries over the reporting period and the ratio declined to 102%.

Outlook

“We believe that technical factors will remain supportive for the municipal market going forward,” said Steven Permut, leader of the municipal bond team at American Century Investments. “The more taxable municipal bonds issued under the Build America Bond program—a federal government program intended to help lower municipal borrowing costs—the lower the supply of tax-free municipal bonds. In addition, we think demand for municipal bonds is likely to remain strong given that the Federal Reserve continues to hold short-term interest rates at record lows and municipal yields are attractive relative to those on Treasuries.”

However, Permut’s outlook comes with a caveat: “Economic fundamentals remain fairly weak, and we think tax-based bonds and those issued by local governments are likely to face challenges. As a result, we expect to underweight these bonds, as well as those relating to economically sensitive sectors of the economy. Indeed, we think these conditions put a premium on careful credit analysis and individual security selection—what we believe are two strengths of our management approach. Finally, we should caution investors that we think it’s unlikely the high-yield municipal market will produce such strong, double-digit returns going forward. While we believe municipals remain attractive for a number of reasons, the extreme valuation disparities brought about by the credit crisis have largely been corrected.”

12

High-Yield Municipal

Portfolio at a Glance
	As of 11/30/09	As of 5/31/09
Weighted Average Maturity	21.0 years	19.7 years
Average Duration (Modified)	8.1 years	7.8 years

Yields as of November 30, 2009
30-Day SEC Yield
Investor Class		5.85%
A Class		5.34%
B Class		4.84%
C Class		4.84%

Investor Class 30-Day Tax Equivalent Yields(1)
25.00% Tax Bracket		7.80%
28.00% Tax Bracket		8.13%
33.00% Tax Bracket		8.73%
35.00% Tax Bracket		9.00%
(1) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio Composition By Credit Rating
	% of	% of
	fund investments	fund investments
	as of 11/30/09	as of 5/31/09
AAA	4%	4%
AA	11%	20%
A	25%	19%
BBB	14%	6%
BB	5%	5%
Unrated	41%	46%
Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources. The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Top Five Sectors as of November 30, 2009
		% of
		fund investments
Land Based		23%
Hospital Revenue		16%
Electric Revenue		14%
Higher Education		7%
Continuing Care Retirement Facility		6%

13

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

14

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	6/1/09	11/30/09	6/1/09 – 11/30/09	Expense Ratio*
Long-Term Tax-Free
Actual
Investor Class	$1,000	$1,040.50	$2.46	0.48%
Institutional Class	$1,000	$1,041.60	$1.43	0.28%
A Class	$1,000	$1,039.30	$3.73	0.73%
B Class	$1,000	$1,035.40	$7.55	1.48%
C Class	$1,000	$1,035.40	$7.55	1.48%
Hypothetical
Investor Class	$1,000	$1,022.66	$2.43	0.48%
Institutional Class	$1,000	$1,023.66	$1.42	0.28%
A Class	$1,000	$1,021.41	$3.70	0.73%
B Class	$1,000	$1,017.65	$7.49	1.48%
C Class	$1,000	$1,017.65	$7.49	1.48%
High-Yield Municipal
Actual
Investor Class	$1,000	$1,103.30	$3.22	0.61%
A Class	$1,000	$1,101.90	$4.53	0.86%
B Class	$1,000	$1,097.90	$8.47	1.61%
C Class	$1,000	$1,097.80	$8.47	1.61%
Hypothetical
Investor Class	$1,000	$1,022.01	$3.09	0.61%
A Class	$1,000	$1,020.76	$4.36	0.86%
B Class	$1,000	$1,017.00	$8.14	1.61%
C Class	$1,000	$1,017.00	$8.14	1.61%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

15

Schedule of Investments

Long-Term Tax-Free

NOVEMBER 30, 2009 (UNAUDITED)
	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 96.8%			California Health Facilities
			Financing Auth. Rev., Series
ALABAMA — 1.4%			2009 A, (Catholic Healthcare
East Alabama Health Care			West), 6.00%, 7/1/39(1)	$ 300,000	$ 312,405
Facilities Auth. Rev.,			California Municipal Finance
Series 2008 B, VRDN,			Auth. Rev., (Community
5.00%, 9/1/13(1)	$ 500,000	$ 515,580	Hospital of Central
ARIZONA — 2.2%			California), 5.50%, 2/1/39(1)	200,000	177,292
Mohave County Industrial			California State University
Development Auth.			Systemwide Rev., Series
Correctional Facilities			2009 A, 5.25%, 11/1/34(1)	300,000	299,985
Contract Rev., (Mohave			California Statewide
Prison, LLC Expansion),			Communities
8.00%, 5/1/25(1)	200,000	225,990	Development Auth. Rev.,
Phoenix Civic Improvement			5.00%, 6/15/13(1)	250,000	263,870
Corp. Wastewater System			Chaffey Community College
Rev., (Senior Lien),			District GO, Series 2007 C,
5.50%, 7/1/24(1)	250,000	281,270	(Election of 2002), 5.00%,
University Medical Center			6/1/32 (NATL)(1)	265,000	266,481
Corp. Rev., 6.50%, 7/1/39(1)	300,000	316,158	Desert Sands Unified School
		823,418	District COP, (Financing),
CALIFORNIA — 18.5%			5.00%, 3/1/18(1)	50,000	52,456
Anaheim Public Financing			Golden State Tobacco
Auth. Rev., (Electric			Securitization Corp.
System Distribution),			Settlement Rev., Series
5.25%, 10/1/34(1)	400,000	410,664	2007 A1, 5.75%, 6/1/47(1)	500,000	361,440
Bay Area Toll Auth. Toll			Metropolitan Water District
Bridge Rev., Series 2008 F1,			of Southern California Rev.,
(San Francisco Bay Area),			Series 2004 B3, 3.25%,
5.00%, 4/1/39(1)	300,000	300,588	10/1/11 (NATL)(1)	150,000	157,064
California Department of			Metropolitan Water
Water Resources Power			District of Southern
Supply Rev., Series 2005 F5,			California Rev., Series
5.00%, 5/1/22(1)	300,000	321,477	2009 C, 5.00%, 7/1/35(1)	400,000	413,056
California Department of			Northern California Power
Water Resources Power			Agency Rev., Series 2009 A,
Supply Rev., Series 2005 G4,			(Geothermal Project No. 3),
5.00%, 5/1/16(1)	200,000	227,320	5.25%, 7/1/24(1)	200,000	211,568
California Department of			San Bernardino Community
Water Resources Power			College District GO, Series
Supply Rev., Series 2008 H,			2008 A, (Election of 2002),
5.00%, 5/1/22(1)	500,000	535,795	6.25%, 8/1/33(1)	290,000	323,652
California GO,			Vernon Electric System
5.625%, 4/1/26(1)	500,000	518,890	Rev., Series 2009 A,
			5.50%, 8/1/15(1)	420,000	469,682
California GO,
5.75%, 4/1/27(1)	500,000	522,355			6,943,020
California GO,			COLORADO — 2.3%
5.75%, 4/1/28(1)	500,000	518,970	Colorado Health Facility
California Health Facilities			Auth. Rev., Series 2008 D,
Financing Auth. Rev.,			(Catholic Health Initiatives),
Series 2008 C, (Providence			6.25%, 10/1/33(1)	240,000	259,594
Health & Services),
6.50%, 10/1/38(1)	250,000	278,010

16

Long-Term Tax-Free
	Principal			Principal
	Amount	Value		Amount	Value
Denver City & County			GEORGIA — 2.9%
Airport Rev., Series 2009 A,			Burke County Development
5.25%, 11/15/36(1)	$ 400,000	$ 398,276	Auth. Pollution Control Rev.,
University of Colorado Rev.,			Series 2006 C1, (Oglethorpe
Series 2009 A, 5.25%,			Power Corp. Vogtle), VRDN,
6/1/30(1)	200,000	213,408	4.625%, 4/1/10 (Ambac)(1)	$ 500,000	$ 505,485
		871,278	Fulton County Development
CONNECTICUT — 1.3%			Auth. Rev., Series 2001 A,
			(TUFF/Atlanta Housing, LLC
Connecticut Health &			Project at Georgia State
Educational Facilities Auth.			University), 5.50%,
Rev., Series 2003 X3, (Yale			9/1/18 (Ambac)(1)	500,000	526,460
University), 4.85%, 7/1/37(1)	250,000	260,042
			Municipal Electric Authority
Connecticut Health &			of Georgia Rev., Series
Educational Facilities			1998 Y, (Project One
Auth. Rev., Series 2007 I,			Special Obligation), 6.40%,
(Quinnipiac University),			1/1/13 (Ambac)(1)	40,000	43,700
5.00%, 7/1/17 (NATL)(1)	200,000	224,516
		484,558			1,075,645
DELAWARE — 0.3%			GUAM — 0.7%
			Guam Government GO,
New Castle County GO,			Series 2009 A, 6.75%,
Series 2009 A, 5.00%,			11/15/29(1)	250,000	256,175
7/15/27(1)	100,000	110,805
DISTRICT OF COLUMBIA — 1.6%			ILLINOIS — 5.5%
			Chicago Board of Education
District of Columbia Water			GO, Series 2008 C, 5.25%,
& Sewer Auth. Public			12/1/23(1)	200,000	215,298
Utility Rev., Series 2008 A,
(Subordinate Lien), 5.00%,			Illinois Finance Auth. Rev.,
10/1/34 (AGC)(1)	125,000	125,612	Series 2008 D, (Advocate
			Health Care Network),
Washington Metropolitan			6.25%, 11/1/28(1)	200,000	220,070
Area Transit Auth. Rev.,
Series 2009 A, 5.00%,			Illinois Finance Auth. Rev.,
7/1/17(1)	400,000	457,144	Series 2009 D1, (University
			of Chicago Medical
		582,756	Center), VRDN, 0.17%,
FLORIDA — 2.3%			12/1/09 (LOC: Bank of
Florida Board of Education			America N.A.)(1)	900,000	900,000
Capital Outlay GO,			Metropolitan Pier &
Series 2007 G, 4.75%,			Exposition Auth. Rev.,
6/1/37 (NATL)(1)	250,000	246,972	Series 2002 A, (Capital
Miami-Dade County			Appreciation – McCormick
Educational Facilities			Place Exposition), 5.81%,
Auth. Rev., Series			12/15/31 (NATL)(1)(2)	2,425,000	722,456
2008 A, (University of					2,057,824
Miami), 5.50%, 4/1/38(1)	200,000	203,188
			INDIANA — 1.3%
Orlando Utilities Commission			Indiana Bond Bank Rev.,
System Rev., Series 2009 B,			Series 2006 A, (Special
5.00%, 10/1/33(1)	100,000	102,392
			Program), 5.00%,
St. Petersburg Health			8/1/20 (FSA)(1)	250,000	273,710
Facilities Auth. Rev.,			Indiana Municipal Power
Series 2009 A, (All			Agency Rev., Series
Children’s Health Facilities),			2009 B, (Power Supply
6.50%, 11/15/39	300,000	320,622	System), 5.375%, 1/1/25(1)	200,000	213,540
		873,174			487,250

17

Long-Term Tax-Free
	Principal			Principal
	Amount	Value		Amount	Value
KENTUCKY — 1.5%			Minnesota GO,
Kentucky Property &			5.00%, 6/1/18(1)	$ 200,000	$ 229,592
Buildings Community Rev.,					540,806
5.50%, 11/1/28(1)	$ 250,000	$ 272,603	MISSOURI — 1.8%
Kentucky Turnpike Auth.			Missouri Health &
Economic Development			Educational Facilities Auth.
Road Rev., Series 2008 A,			Rev., Series 2008 A, (The
(Revitalization), 5.00%,			Washington University),
7/1/17(1)	240,000	275,767	5.375%, 3/15/39	250,000	270,828
		548,370	Missouri Health &
MARYLAND — 2.5%			Educational Facilities Auth.
Maryland Economic			Rev., Series 2009 A, (The
Development Corp. Student			Washington University),
Housing Rev., (University			5.00%, 11/15/39(1)	400,000	422,980
of Maryland, College Park),					693,808
5.00%, 6/1/19(1)	150,000	154,822	NEBRASKA — 2.3%
Maryland GO, Series 2005			Nebraska Public Power
B, (State & Local Facilities			District Rev., Series 2008 B,
Loan), 5.25%, 2/15/12(1)	250,000	275,520	5.00%, 1/1/24(1)	150,000	160,271
Maryland Health & Higher			Sarpy County Hospital Auth.
Educational Facilities Auth.			No. 1 Health Facilities Rev.,
Rev., (LifeBridge Health			Series 2000 B, (Immanuel
Issue), 4.75%, 7/1/11(1)	250,000	261,718	Health System), VRDN,
Maryland Health & Higher			0.30%, 12/1/09 (LOC: Allied
Educational Facilities Auth.			Irish Bank plc)(1)	705,000	705,000
Rev., Series 2008 A,					865,271
(Johns Hopkins University),
5.00%, 7/1/18(1)	200,000	236,636	NEW JERSEY — 2.1%
		928,696	Monmouth County GO,
			(County College Bonds),
MASSACHUSETTS — 2.2%			4.00%, 9/15/19(1)	250,000	270,990
Massachusetts Bay			New Jersey Transportation
Transportation Auth.			Trust Fund Auth. Rev., Series
Rev., Series 2008 A,			2006 A, 5.25%, 12/15/20(1)	105,000	117,858
5.25%, 7/1/34(1)	200,000	213,292
			New Jersey Turnpike Auth.
Massachusetts GO, Series			Rev., Series 2009 H,
2008 A, 5.00%, 8/1/24(1)	200,000	221,044	5.00%, 1/1/36(1)	250,000	250,532
Massachusetts Health &			Tobacco Settlement
Educational Facilities Auth.			Financing Corp. Rev., Series
Rev., (Boston Medical			2007 1A, 5.00%, 6/1/41(1)	250,000	163,968
Center), 5.25%, 7/1/38(1)	200,000	172,786
					803,348
Massachusetts Health
& Educational Facilities			NEW YORK — 12.4%
Auth. Rev., Series 2009 A,			Long Island Power Auth.
(Harvard University),			Electric System Rev., Series
5.50%, 11/15/36(1)	200,000	222,158	2008 A, 6.00%, 5/1/33(1)	250,000	280,565
		829,280	Long Island Power Auth.
MINNESOTA — 1.4%			Electric System Rev.,
			Series 2008 B, 5.25%,
Minneapolis-St. Paul			4/1/19 (AGC-ICC)(1)	150,000	171,170
Metropolitan Airports
Commission Rev.,			Metropolitan Transportation
Series 2007 B, 5.00%,			Auth. Rev., Series 2008 C,
			6.50%, 11/15/28(1)	250,000	286,325
1/1/25 (NATL/FGIC)(1)	300,000	311,214

18

Long-Term Tax-Free
	Principal			Principal
	Amount	Value		Amount	Value
New York City Municipal			North Carolina Eastern
Water Finance Auth. Water			Municipal Power Agency
& Sewer System Rev., Series			Rev., Series 2009 A,
2004 C, 5.00%, 6/15/35(1)	$ 250,000	$ 253,642	5.00%, 1/1/18(1)	$ 300,000	$ 321,399
New York City Transitional			North Carolina Municipal
Finance Auth. Rev., Series			Power Agency No. 1
2004 D2, 5.00%, 11/1/12(1)	215,000	240,030	Catawba Electric Rev.,
New York City Transitional			Series 2008 A, 5.25%,
Finance Auth. Rev., Series			1/1/16(1)	300,000	339,426
2009 S4, 5.50%, 1/15/39(1)	300,000	318,771	North Carolina Municipal
New York GO, Series 2009 A,			Power Agency No. 1
5.00%, 2/15/39(1)	300,000	308,226	Catawba Electric Rev.,
			Series 2009 A, 5.00%,
New York GO, Series 2009 C,			1/1/30(1)	400,000	406,704
5.00%, 8/1/23(1)	250,000	269,870
New York Local Government					1,358,076
Assistance Corp. Rev., Series			OHIO — 0.6%
2003 A5/6, 5.00%, 4/1/18(1)	250,000	287,720	Buckeye Tobacco Settlement
New York State Dormitory			Financing Auth. Rev.,
Auth. Rev., (Columbia			Series 2007 A2, (Asset-
University), 4.00%, 7/1/13(1)	250,000	275,747	Backed Senior Current
			Interest Turbo Term),
New York State Dormitory			5.875%, 6/1/30(1)	250,000	210,555
Auth. Rev., (Mental
Health Services			OREGON — 2.2%
Facilities Improvement),			Clackamas County Hospital
5.50%, 2/15/18(1)	300,000	344,082	Facility Auth. Rev., Series
New York State Dormitory			2009 A, (Legacy Health
Auth. Rev., Series 2009 A,			System), 5.50%, 7/15/35(1)	200,000	205,552
(North Shore Long Island			Oregon GO, Series 2009
Jewish Health System),			A, (State Board of Higher
5.50%, 5/1/37(1)	400,000	401,148	Education), 5.00%, 8/1/38(1)	300,000	311,853
New York State Dormitory			Oregon Health & Science
Auth. State Personal Income			University Rev., Series
Tax Rev., Series 2008 A,			2009 A, 5.75%, 7/1/39(1)	300,000	313,470
5.00%, 3/15/19(1)	300,000	339,228			830,875
New York State			PENNSYLVANIA — 5.6%
Environmental Facilities
Corp. Rev., Series 2009 A,			Allegheny County Industrial
5.125%, 6/15/38(1)	280,000	289,495	Development Auth. Rev.,
			(Residential Resources,
New York Urban			Inc.), 4.50%, 9/1/11(1)	675,000	691,322
Development Corp. State
Personal Income Tax Rev.,			Central Dauphin School
Series 2008 A1, (Economic			District GO, 7.00%, 2/1/16,
Development & Housing),			Prerefunded at 100% of
			Par (NATL)(1)(3)	500,000	643,500
5.00%, 12/15/22(1)	340,000	372,528
Triborough Bridge & Tunnel			Pennsylvania Turnpike
Auth. Rev., Series 2008 C,			Commission Rev.,
5.00%, 11/15/38(1)	200,000	204,488	Series 2008 C, 6.00%,
			6/1/28 (AGC)(1)	200,000	220,704
		4,643,035	Philadelphia Gas Works
NORTH CAROLINA — 3.6%			Rev., Series 2009 A,
North Carolina Eastern			(1998 General Ordinance),
Municipal Power Agency			5.00%, 8/1/16(1)	300,000	313,872
Rev., Series 2008 C,			Philadelphia Water &
6.75%, 1/1/24(1)	250,000	290,547	Wastewater Rev., Series
			2009 A, 5.25%, 1/1/36(1)	250,000	249,987
					2,119,385

19

Long-Term Tax-Free
	Principal			Principal
	Amount	Value		Amount	Value
PUERTO RICO — 4.7%			U.S. VIRGIN ISLANDS — 0.6%
Puerto Rico Aqueduct &			Virgin Islands Public Finance
Sewer Auth. Rev., Series			Auth. Rev., Series 2009 A1,
2008 A, (Senior Lien),			(Senior Lien/Capital
5.00%, 7/1/14(1)	$ 500,000	$ 540,885	Projects), 5.00%, 10/1/39(1)	$ 250,000	$ 225,020
Puerto Rico GO,			UTAH — 1.5%
Series 2006 A,			Utah State Board of Regents
(Public Improvement),			Hospital Rev., Series 2006 A,
5.25%, 7/1/23(1)	250,000	246,883	(University of Utah), 5.25%,
Puerto Rico GO, Series			8/1/21 (NATL)(1)	250,000	283,368
2008 A, 5.125%, 7/1/28(1)	200,000	189,104	Utah Transit Auth. Sales
Puerto Rico Highway &			Tax Rev., Series 2008 A,
Transportation Auth. Rev.,			5.00%, 6/15/20(1)	250,000	282,062
Series 2007 N, 5.25%,					565,430
7/1/30 (Ambac)(1)	400,000	382,528
			VIRGINIA — 1.2%
Puerto Rico Public Buildings
Auth. Rev., Series 2009 Q,			Virginia Resources Auth.
5.625%, 7/1/39(1)	400,000	386,296	Clean Water Rev.,
			5.00%, 10/1/16(1)	200,000	235,912
		1,745,696	Washington County
SOUTH CAROLINA — 1.0%			Industrial Development
South Carolina Jobs-			Auth. Hospital Facility Rev.,
Economic Development			Series 2009 C, (Mountain
Auth. Rev., (Palmetto			States Health Alliance),
Health), 5.75%, 8/1/39(1)	400,000	387,256	7.75%, 7/1/38(1)	200,000	227,532
TENNESSEE — 0.7%					463,444
Metropolitan Government			WASHINGTON — 2.5%
Nashville & Davidson County			Redmond GO,
Health & Educational			5.00%, 12/1/21(1)	250,000	282,038
Facilities Board Rev.,
Series 2008 A,			Washington GO, Series
			2008 A, 5.00%, 7/1/20(1)	200,000	227,318
(Vanderbilt University),
5.00%, 10/1/15(1)	225,000	263,081	Washington Health Care
TEXAS — 3.0%			Facilities Auth. Rev., Series
			2009 A, (Swedish Health
Harris County Rev.,			Services), 6.50%, 11/15/33	400,000	416,964
Series 2009 A, (Toll Road),
5.00%, 8/15/38(1)	400,000	409,552			926,320
North Texas Thruway			WISCONSIN — 3.1%
Auth. Rev., Series 2008 H,			Milwaukee Redevelopment
(First Tier), VRDN,			Auth. Rev., (Milwaukee
5.00%, 1/1/13(1)	200,000	211,762	Public Schools –
Tarrant County Cultural			Neighborhood Schools
Education Facilities Finance			Initiative), 5.125%,
Corp. Hospital Rev., (Scott &			8/1/13, Prerefunded at
			100% of Par (Ambac)(1)(3)	475,000	542,735
White Memorial Hospital
and Scott, Sherwood &			Wisconsin Health &
Brindley Foundation),			Educational Facilities Auth.
5.50%, 8/15/31(1)	250,000	257,472	Rev., (ProHealth Care, Inc.
West Harris County			Obligated Group),
			6.625%, 2/15/39(1)	300,000	321,411
Regional Water Auth. Rev.,
5.00%, 12/15/35(1)	250,000	246,058	Wisconsin Transportation
		1,124,844	Rev., Series 2008 A,
			5.00%, 7/1/18(1)	250,000	287,615
					1,151,761
			TOTAL MUNICIPAL SECURITIES
			(Cost $34,622,275)		36,305,840

20

Long-Term Tax-Free
	Principal
	Amount	Value
Municipal Derivatives — 1.1%
TEXAS — 1.1%
Texas GO, VRN, Inverse
Floater, 8.79%, 9/30/11(1)(4)
(Cost $383,878)	$ 360,000	$ 396,615
TOTAL INVESTMENT
SECURITIES — 97.9%
(Cost $35,006,153)		36,702,455
OTHER ASSETS
AND LIABILITIES — 2.1%		787,353
TOTAL NET ASSETS — 100.0%		$37,489,808

Futures Contracts
Contracts Sold	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
11 U.S. Long Bond	March 2010	$1,349,906	$(27,009)

Notes to Schedule of Investments
AGC = Assured Guaranty Corporation
AGC-ICC = Assured Guaranty Corporation — Insured Custody Certificates
Ambac = Ambac Assurance Corporation
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Assurance, Inc.
GO = General Obligation
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $1,350,000.
(2)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.
(3)	Escrowed to maturity in U.S. government securities or state and local government securities.
(4)	Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change. Final maturity is indicated.

See Notes to Financial Statements.

21

High-Yield Municipal

NOVEMBER 30, 2009 (UNAUDITED)
	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 98.9%			CALIFORNIA — 5.4%
			California Health Facilities
ARIZONA — 6.5%			Financing Auth. Rev.,
Arizona Health Facilities			Series 2009 A, (Children’s
Auth. Rev., Series			Hospital of Orange County),
2007 B, (Banner Health),			6.50%, 11/1/38(1)	$2,000,000	$ 2,084,440
VRN, 1.00%, 1/4/10,			California Mobilehome Park
resets quarterly at 67% of			Financing Auth. Rev., Series
the 3-month LIBOR plus			2003 B, (Palomar Estates
0.81% with no caps(1)	$2,500,000	$ 1,615,000
			E&W), 7.00%, 9/15/36(1)	2,000,000	1,943,260
Mohave County Industrial			California Municipal Finance
Development Auth.			Auth. Rev., (Community
Correctional Facilities			Hospital of Central
Contract Rev., (Mohave			California), 5.50%, 2/1/39(1)	1,450,000	1,285,367
Prison, LLC Expansion),
8.00%, 5/1/25(1)	500,000	564,975	Golden State Tobacco
			Securitization Corp.
Phoenix Civic Improvement			Settlement Rev., Series 2007
Corp. Airport Rev., Series			A1, (Asset-Backed Senior
2008 D, (Senior Lien),			Current Interest Turbo
5.25%, 7/1/17(1)	4,050,000	4,432,361
			Term), 5.125%, 6/1/47(1)	2,000,000	1,299,600
Phoenix Civic Improvement			Morongo Band of Mission
Corp. Airport Rev., Series			Indians Rev., Series
2008 D, (Senior Lien),			2008 B, (Enterprise
5.25%, 7/1/18(1)	1,000,000	1,084,370
			Casino Services),
Phoenix Civic Improvement			6.50%, 3/1/28(1)(2)	1,000,000	871,090
Corp. Water System Rev.,			Palm Springs Airport
Series 2009 A, (Junior Lien),			Passenger Facility Charge
5.00%, 7/1/39(1)	1,500,000	1,531,440
			Rev., (Palm Springs
Pronghorn Ranch			International Airport),
Community Facilities District			6.40%, 7/1/23	250,000	224,638
GO, 6.40%, 7/15/29(1)	3,015,000	2,637,673
			Palm Springs Airport
Quailwood Meadows			Passenger Facility Charge
Community Facilities District			Rev., (Palm Springs
GO, 6.00%, 7/15/22	1,120,000	1,001,101	International Airport),
Quailwood Meadows			6.50%, 7/1/27	275,000	239,657
Community Facilities District			Soledad Improvement Bond
GO, 6.125%, 7/15/29	2,000,000	1,676,480	Act of 1915 District No.
Scottsdale Industrial			2002-01 Special Assessment
Development Auth. Hospital			Rev., (Diamond Ridge),
Rev., Series 2008 A,			6.75%, 9/2/33	1,000,000	932,910
(Scottsdale Healthcare),			Sunnyvale Community
5.25%, 9/1/30(1)	750,000	686,160	Facilities District No. 1
Sundance Community			Special Tax Rev.,
Facilities District GO,			7.75%, 8/1/32	1,500,000	1,488,675
6.25%, 7/15/29(2)	395,000	375,712	Vallejo Multifamily Housing
Sundance Community			Rev., Series 1998 B,
Facilities District No. 2			(Solano Affordable Housing),
Special Assessment Rev.,			8.25%, 4/1/39	1,555,000	1,561,826
7.125%, 7/1/27(2)	808,000	739,805	Vernon Electric System
Sundance Community			Rev., Series 2009 A,
Facilities District No. 3			5.125%, 8/1/21(1)	2,000,000	2,087,920
Special Assessment Rev.,					14,019,383
6.50%, 7/1/29	575,000	483,379
		16,828,456

22

High-Yield Municipal
	Principal			Principal
	Amount	Value		Amount	Value
COLORADO — 6.3%			Florida Municipal Power
Colorado Springs Hospital			Agency Rev., Series 2008
Rev., (Memorial Health			A, (All-Requirements Power
System), 6.25%, 12/15/33(1)	$2,000,000	$ 2,098,760	Supply), 5.25%, 10/1/19(1)	$5,000,000	$ 5,623,750
Denver Health & Hospital			Hillsborough County
Auth. Healthcare Rev.,			Industrial Development
Series 2007 B, VRN, 1.33%,			Health Facilities Auth. Rev.,
12/1/09, resets quarterly at			Series 2008 B, (University
67% of the 3-month LIBOR			Community Hospital),
plus 1.10% with no caps(1)	5,780,000	4,028,660	8.00%, 8/15/32(1)	1,500,000	1,664,520
Granby Ranch Metropolitan			JEA Electric System
District GO, 6.75%, 12/1/36	5,725,000	4,339,264	Rev., Series 2009 A,
			5.50%, 10/1/39(1)	5,000,000	5,086,850
One Horse Business
Improvement District Rev.,			Miami-Dade County Aviation
(Sales Tax Sharing),			Rev., Series 2009 A,
6.00%, 6/1/24(1)	3,000,000	2,611,020	5.50%, 10/1/36(1)	1,785,000	1,827,072
Plaza Metropolitan			Miami-Dade County Health
District No. 1 Tax			Facilities Auth. Rev., Series
Increment Allocation Rev.,			2008 A2, (Miami Children’s
(Improvement Fee),			Hospital), VRDN, 4.55%,
8.00%, 12/1/25	1,500,000	1,474,830	8/1/13 (NATL)(1)	2,000,000	2,083,540
Todd Creek Farms			Midtown Miami Community
Metropolitan District No. 1			Development District Special
Rev., 5.60%, 12/1/14(3)	1,800,000	900,000	Assessment Rev., Series
			2004 A, 6.25%, 5/1/37(1)	2,500,000	2,084,650
Todd Creek Farms
Metropolitan District No. 1			Orlando Utilities Commission
Rev., 6.125%, 12/1/19(3)	1,500,000	750,135	System Rev., Series 2009 B,
			5.00%, 10/1/33(1)	400,000	409,568
		16,202,669
			Putnam County
CONNECTICUT — 0.4%			Development Auth.
Connecticut Development			Pollution Control Rev.,
Auth. Industrial Rev., (AFCO			Series 2007 B,
Cargo Buildings LLC),			(Seminole Electric
8.00%, 4/1/30	1,000,000	911,550	Cooperative, Inc.), VRDN,
DISTRICT OF COLUMBIA — 1.2%			5.35%, 5/1/18 (Ambac)(1)	1,500,000	1,616,805
Metropolitan Washington			South-Dade Venture
Airports Auth. Rev., Series			Community Development
2008 A, 5.50%, 10/1/21(1)	3,000,000	3,168,390	District Special Assessment
FLORIDA — 10.8%			Rev., 6.125%, 5/1/34	1,245,000	1,135,851
Brevard County Industrial					27,826,885
Development Rev.,			GEORGIA — 5.6%
(TUFF Florida Institute			Atlanta Tax Allocation Rev.,
of Technology),			(Princeton Lakes),
6.75%, 11/1/39(1)	3,000,000	2,952,450	5.50%, 1/1/31	1,060,000	892,170
Broward County Airport			Atlanta Water & Wastewater
System Rev., Series 2009 O,			Rev., Series 2009 A,
5.375%, 10/1/29(1)	1,175,000	1,208,817	6.25%, 11/1/39(1)	3,000,000	3,168,210
Concorde Estates			Georgia Municipal Electric
Community Development			Auth. Rev., Series 2008 A,
District Special Assessment			(General Resolution),
Rev., Series 2004 B,			5.25%, 1/1/19(1)	1,000,000	1,139,340
5.00%, 5/1/11(3)(7)	2,065,000	722,337
			Georgia Municipal Electric
Dupree Lakes Community			Auth. Rev., Series 2008 D,
Development District			(General Resolution),
Special Assessment Rev.,			6.00%, 1/1/23(1)	3,000,000	3,425,250
5.00%, 11/1/10	1,745,000	1,410,675

23

High-Yield Municipal
	Principal			Principal
	Amount	Value		Amount	Value
Marietta Development Auth.			Illinois Health Facilities
Rev., (Life University, Inc.),			Auth. Rev., (Memorial
7.00%, 6/15/39(1)	$4,000,000	$ 3,645,080	Health System), VRDN,
Private Colleges &			0.24%, 12/1/09
Universities Auth. Rev.,			(LOC: Bank One N.A.)	$1,000,000	$ 1,000,000
Series 2009 B, (Emory			Metropolitan Pier &
University), 5.00%, 9/1/32(1)	2,000,000	2,121,080	Exposition Auth. Rev.,
		14,391,130	Series 2002 A, (Capital
			Appreciation – McCormick
GUAM — 1.3%			Place Exposition), 5.81%,
Guam Government GO,			12/15/31 (NATL)(1)(5)	3,500,000	1,042,720
Series 2009 A,			Pingree Grove Special
7.00%, 11/15/39(1)	1,700,000	1,750,235
			Service Area No. 7 Special
Guam Government			Tax Rev., Series 2006-1,
Waterworks Auth. Rev.,			(Cambridge Lakes),
6.00%, 7/1/25(1)	1,500,000	1,504,845	6.00%, 3/1/36	3,336,000	2,622,930
		3,255,080	Volo Village Special Service
HAWAII — 0.6%			Area No. 3 Special Tax Rev.,
Hawaii State Department			Series 2006-1, (Symphony
of Budget & Finance			Meadows), 6.00%, 3/1/36	3,500,000	2,585,800
Rev., Series 2009 A, (15			Yorkville Special Service
Craigside), 9.00%, 11/15/44	1,500,000	1,589,925	Area No. 2005-109
ILLINOIS — 11.0%			Special Tax Rev., Series
			2006-105, (Bristol Bay I),
Bedford Park Tax Allocation			5.875%, 3/1/36	5,990,000	4,920,246
Rev., 5.125%, 12/30/18	1,325,000	1,163,641
					28,504,516
Bolingbrook Sales Tax Rev.,
6.25%, 1/1/24(4)	1,000,000	489,700	INDIANA — 0.3%
Chicago Tax Increment			Purdue University Rev.,
Allocation Rev.,			Series 2009 B, (Student
Series 2004 B, (Pilsen			Facilities System),
Redevelopment), (Junior			5.00%, 7/1/35(1)	750,000	783,368
Lien), 6.75%, 6/1/22(1)	3,000,000	2,970,120	KENTUCKY — 0.8%
Hampshire Special Service			Louisville & Jefferson
Area No. 13 Special			County Visitors and
Tax Rev., (Tuscany Woods),			Convention Commission
5.75%, 3/1/37	5,000,000	3,120,350	Rev., Series 2004 B,
Hampshire Special Service			(Kentucky International
Area No. 16 Special Tax			Convention), VRDN,
Rev., Series 2007 A, (Crown			0.27%, 12/1/09 (FSA)
Development – Prairie Ridge			(SBBPA: JPMorgan
West), 6.00%, 3/1/46	4,230,000	3,141,029	Chase Bank N.A.)(1)	2,125,000	2,125,000
Illinois Finance Auth. Rev.,			LOUISIANA — 0.6%
Series 2007 A, (Monarch			New Orleans Aviation
Landing, Inc. Facility),			Board Rev., Series 2009 A,
7.00%, 12/1/37(3)(7)	5,000,000	1,749,000	(Consolidated Rental Car),
Illinois Finance Auth.			6.50%, 1/1/40(6)	1,500,000	1,492,035
Rev., Series 2007 A,			MARYLAND — 2.2%
(Sedgebrook, Inc. Facility),			Baltimore Special Obligation
6.00%, 11/15/42(3)(7)	5,000,000	1,999,000	Tax Allocation Rev., Series
Illinois Finance Auth. Rev.,			2008 A, (Resh Park),
Series 2009 A, (Rush			7.00%, 9/1/38	5,000,000	4,773,800
University Medical
Center Obligation Group),
7.25%, 11/1/30(1)	1,500,000	1,699,980

24

High-Yield Municipal
	Principal			Principal
	Amount	Value		Amount	Value
Maryland Industrial			Henderson Local
Development Financing			Improvement District No.
Auth. Rev., Series 2005 A,			T-15 Special Assessment
(Our Lady of Good Counsel			Rev., 6.10%, 3/1/24	$1,340,000	$ 1,137,713
High School), 6.00%, 5/1/35	$1,000,000	$ 878,720	Henderson Redevelopment
		5,652,520	Agency Tax Allocation Rev.,
MASSACHUSETTS — 0.4%			Series 2002 B, 7.10%,
			10/1/22(1)	1,105,000	1,072,701
Massachusetts Development
Finance Agency Rev., Series			Henderson Redevelopment
2009 A, (The Groves in			Agency Tax Allocation Rev.,
Lincoln), 7.875%, 6/1/44	1,000,000	980,600	Series 2002 B, 7.20%,
			10/1/25(1)	350,000	334,642
MICHIGAN — 0.4%
			Las Vegas Improvement
Wayne County GO,			District No. 607 Special
Series 2009 A,			Assessment Rev.,
(Building Improvement),			5.50%, 6/1/13(1)	1,225,000	1,160,798
6.75%, 11/1/39(1)	1,000,000	1,037,680
			Las Vegas Improvement
MINNESOTA — 0.7%			District No. 808 & 810
North Oaks Senior Housing			Special Assessment Rev.,
Rev., (Presbyterian Homes),			(Summerlin Village 23B),
6.50%, 10/1/47	2,000,000	1,892,720	6.125%, 6/1/31	3,500,000	2,461,970
MISSOURI — 0.4%			Las Vegas Redevelopment
370/Missouri Bottom Road/			Agency Tax Increment
Taussig Road Transportation			Allocation Rev., Series
Development District Rev.,			2009 A, 8.00%, 6/15/30(1)	2,000,000	2,240,980
7.20%, 5/1/33	860,000	782,411	Reno District No. 4
Missouri Housing			Special Assessment Rev.,
Development Commission			(Somersett Parkway),
Mortgage Rev., Series			5.20%, 12/1/10	665,000	665,951
1998 B2, (Single Family),			Reno District No. 4
6.40%, 9/1/29			Special Assessment Rev.,
(GNMA/FNMA)(1)	145,000	152,395	(Somersett Parkway),
		934,806	5.45%, 12/1/11	705,000	703,153
NEBRASKA — 1.2%					11,502,135
Santee Sioux Nation Tribal			NEW JERSEY — 5.1%
Health Care Rev., (Indian			New Jersey Economic
Health Service Joint			Development Auth. Rev.,
Venture), 8.75%, 10/1/20	3,000,000	3,009,990	Series 2006 A, (Gloucester
NEVADA — 4.4%			Marine Terminal),
Clark County Improvement			6.625%, 1/1/37	5,000,000	3,924,450
District No. 108 & 124			New Jersey Economic
Special Assessment Rev.,			Development Auth. Rev.,
Series 2003 B,			Series 2006 B, (Gloucester
5.25%, 2/1/12	645,000	588,543	Marine Terminal),
Clark County Improvement			6.875%, 1/1/37	5,000,000	4,030,350
District No. 108 & 124			New Jersey Economic
Special Assessment Rev.,			Development Auth. Rev.,
Series 2003 B,			Series 2006 C, (Gloucester
5.375%, 2/1/13	675,000	591,192	Marine Terminal),
Clark County Improvement			6.50%, 1/1/15	2,000,000	1,824,460
District No. 108 & 124			New Jersey Educational
Special Assessment Rev.,			Facilities Auth. Rev., Series
Series 2003 B,			2009 B, (University of
5.40%, 2/1/14	650,000	544,492	Medicine & Dentistry),
			7.50%, 12/1/32	1,200,000	1,351,176

25

High-Yield Municipal
	Principal			Principal
	Amount	Value		Amount	Value
Rutgers State University			North Carolina Municipal
Rev., Series 2009 F,			Power Agency No. 1
5.00%, 5/1/39(1)	$2,000,000	$ 2,071,360	Catawba Electric Rev.,
		13,201,796	Series 2008 A,
			5.25%, 1/1/17(1)	$4,000,000	$ 4,532,360
NEW MEXICO — 1.2%
			North Carolina Municipal
Cabezon Public			Power Agency No. 1
Improvement District Special			Catawba Electric Rev.,
Tax Rev., 6.30%, 9/1/34	1,490,000	1,174,820	Series 2009 A,
Montecito Estates Public			5.00%, 1/1/30(1)	300,000	305,028
Improvement District Special					15,190,232
Levy Special Tax Rev.,
(City of Albuquerque),			OHIO — 2.9%
7.00%, 10/1/37	1,190,000	1,007,109	Buckeye Tobacco Settlement
Ventana West Public			Financing Auth. Rev.,
Improvement District			Series 2007 A2, (Asset-
Levy Special Tax Rev.,			Backed Senior Current
6.875%, 8/1/33(1)	1,000,000	835,320	Interest Turbo Term),
			6.50%, 6/1/47(1)	7,255,000	5,682,334
		3,017,249
			Ohio Higher Educational
NEW YORK — 3.1%			Facility Rev., Series
Nassau County Industrial			2008 B1, (Case Western
Development Agency			Reserve), VRDN, 0.27%,
Continuing Care Retirement			12/1/09 (LOC: Bank of
Community Rev., Series			America N.A.)(1)	600,000	600,000
2007 A, (Amsterdam at			Pinnacle Community
Harborside), 6.50%, 1/1/27	2,500,000	2,322,375	Infrastructure Financing
New York State Dormitory			Facilities Auth. Rev., Series
Auth. Rev., (Orange			2004 A, 6.25%, 12/1/36(1)	1,800,000	1,323,630
Regional Medical Center),					7,605,964
6.25%, 12/1/37(1)	4,250,000	3,771,237
Onondaga County Industrial			OKLAHOMA — 0.2%
Development Agency Rev.,			Oklahoma City Industrial &
(Air Cargo), 7.25%, 1/1/32(1)	1,000,000	852,180	Cultural Facilities Trust Rev.,
			6.75%, 1/1/23(1)	750,000	634,387
Triborough Bridge & Tunnel
Auth. Rev., Series 2009 A2,			OREGON — 1.4%
5.25%, 11/15/34(1)	1,000,000	1,054,770	Forest Grove Student
		8,000,562	Housing Rev., (Oak Tree
NORTH CAROLINA — 5.9%			Foundation), 5.50%, 3/1/37	2,330,000	1,958,808
			Oregon Health & Science
North Carolina Capital			University Rev., Series
Facilities Finance Agency			2009 A, 5.75%, 7/1/39(1)	1,300,000	1,358,370
Rev., (Wake Forest
University), 5.00%, 1/1/38(1)	1,000,000	1,038,800	Redmond Airport Rev.,
North Carolina Eastern			6.25%, 6/1/39	200,000	201,508
Municipal Power Agency					3,518,686
Rev., Series 2009 A,			PENNSYLVANIA — 4.8%
5.50%, 1/1/26(1)	2,000,000	2,114,100	Allegheny County Industrial
North Carolina Eastern			Development Auth.
Municipal Power Agency			Rev., (Environmental
Rev., Series 2009 B,			Improvments),
5.00%, 1/1/26(1)	1,900,000	1,944,498	6.75%, 11/1/24(1)	1,000,000	1,020,930
North Carolina Municipal			Allegheny County Industrial
Power Agency No. 1			Development Auth.
Catawba Electric Rev.,			Rev., (Environmental
Series 2008 A,			Improvments),
5.25%, 1/1/16(1)	4,645,000	5,255,446	6.875%, 5/1/30(1)	1,000,000	1,016,870

26

High-Yield Municipal
	Principal			Principal
	Amount	Value		Amount	Value
Allegheny County			Lower Colorado River Auth.
Redevelopment Auth. Tax			Rev., 5.75%, 5/15/37(1)	$2,250,000	$ 2,316,690
Allocation Rev., (Pittsburgh			North Texas Thruway Auth.
Mills), 5.60%, 7/1/23	$1,500,000	$ 1,259,640	Rev., Series 2008 H,
Pennsylvania Economic			(First Tier), VRDN,
Development Financing			5.00%, 1/1/13(1)	5,300,000	5,611,693
Auth. Rev., Series 2009 A,			Tarrant County Cultural
(Albert Einstein Healthcare			Education Facilities Finance
Network), 6.25%, 10/15/23	2,000,000	2,108,300	Corp. Rev., (Air Force
Pennsylvania Turnpike			Village), 6.375%, 11/15/44	2,500,000	2,454,600
Commission Rev.,					11,636,395
Series 2009 C, 6.21%,
6/1/16 (FSA)(1)(4)	4,000,000	2,938,680	U.S. VIRGIN ISLANDS — 0.9%
Philadelphia Gas Works			Virgin Islands Public Finance
Rev., Series 2009 A,			Auth. Rev., Series 2009 A,
(1998 General Ordinance),			(Diageo Matching Fund
5.00%, 8/1/16(1)	1,440,000	1,506,586	Bonds), 6.75%, 10/1/37	2,000,000	2,102,580
Philadelphia Municipal Auth.			Virgin Islands Public Finance
Rev., 6.50%, 4/1/39(1)	1,500,000	1,573,410	Auth. Rev., Series 2009 A1,
			(Senior Lien/Capital
Philadelphia Water &			Projects), 5.00%, 10/1/39(1)	400,000	360,032
Wastewater Rev., Series
2009 A, 5.25%, 1/1/33(1)	1,000,000	1,011,480			2,462,612
		12,435,896	VIRGINIA — 1.8%
PUERTO RICO — 0.2%			Peninsula Town Center
			Community Development
Puerto Rico GO, Series			Auth. Rev., 6.45%, 9/1/37	3,000,000	2,492,790
2008 A, 6.00%, 7/1/38(1)	600,000	604,362
			Virginia College Building &
SOUTH CAROLINA — 0.9%			Education Facilities Auth.
South Carolina Jobs-			Rev., Series 2009 A, (Public
Economic Development			Higher Education Financing
Auth. Rev., (Palmetto			Program), 5.00%, 9/1/28(1)	1,000,000	1,085,100
Health), 5.75%, 8/1/39(1)	2,300,000	2,226,722	Washington County
TENNESSEE — 2.6%			Industrial Development Auth.
Chattanooga Health			Hospital Facility Rev.,
Educational & Housing			Series 2009 C, (Mountain
Facility Board Rev.,			States Health Alliance),
Series 2005 B, (Campus			7.75%, 7/1/38(1)	1,000,000	1,137,660
Development Foundation,					4,715,550
Inc. Phase I LLC),			WASHINGTON — 0.5%
6.00%, 10/1/35(1)	3,565,000	2,872,428
			Port of Seattle Rev.,
Shelby County Health			Series 2000 B, 6.00%,
Educational & Housing			2/1/15 (NATL)(1)	250,000	282,852
Facilities Board Rev., Series
2008 C, 5.25%, 6/1/17(1)	3,695,000	3,908,349	Washington Health Care
			Facilities Auth. Rev., Series
		6,780,777	2009 A, (Swedish Health
TEXAS — 4.5%			Services), 6.50%, 11/15/33	1,000,000	1,042,410
Abia Development Corp.					1,325,262
Airport Facilities Rev., (Aero			WISCONSIN — 1.6%
Austin LP), 6.75%, 1/1/11	270,000	254,872	Wisconsin Health &
La Vernia Higher Education			Educational Facilities Auth.
Finance Corp. Rev.,			Rev., (Luther Hospital),
Series 2009 A, (Kipp, Inc.),			5.75%, 11/15/30(1)	1,200,000	1,271,784
6.25%, 8/15/39(1)	1,000,000	998,540

27

High-Yield Municipal

	Principal			Principal
	Amount	Value		Amount	Value
Wisconsin Health &			WYOMING — 0.8%
Educational Facilities			Campbell County Solid
Auth. Rev., Series 2004 A,			Waste Facilities Rev.,
(Southwest Health Center),			Series 2009 A, (Basin
6.25%, 4/1/34	$2,000,000	$ 1,920,220	Electric Power Cooperative),
Wisconsin Health &			5.75%, 7/15/39(1)	$2,000,000	$ 2,099,340
Educational Facilities Auth.			TOTAL INVESTMENT
Rev., Series 2009 A, (Saint			SECURITIES — 98.9%
John’s Communities, Inc.),			(Cost $280,513,691)		255,774,874
7.625%, 9/15/39	1,000,000	1,018,240	OTHER ASSETS
		4,210,244	AND LIABILITIES — 1.1%		2,855,100
			TOTAL NET ASSETS — 100.0%		$258,629,974

Futures Contracts
Contracts Sold	Expiration Date Underlying Face Amount at Value			Unrealized Gain (Loss)
31 U.S. Long Bond	March 2010		$3,804,281	$(76,117)

Notes to Schedule of Investments
Ambac = Ambac Assurance Corporation
FNMA = Federal National Mortgage Association
FSA = Financial Security Assurance, Inc.
GNMA = Government National Mortgage Association
GO = General Obligation
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets the less risk the investor is taking that the coupon will vary significantly from current market rates.
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $5,297,000.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$1,986,607, which represented 0.8% of total net assets.
(3) Security is in default.
(4) Convertible capital appreciation bond. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.
(5) Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.
(6) When-issued security.
(7) Non-income producing.

See Notes to Financial Statements.

28

Statement of Assets and Liabilities

NOVEMBER 30, 2009 (UNAUDITED)
	Long-Term Tax-Free	High-Yield Municipal
Assets
Investment securities, at value (cost of $35,006,153
and $280,513,691, respectively)	$36,702,455	$255,774,874
Cash	231,093	17,636
Receivable for investments sold	—	161,150
Receivable for capital shares sold	139,008	148,621
Interest receivable	495,248	5,024,684
	37,567,804	261,126,965

Liabilities
Payable for investments purchased	—	1,457,535
Payable for capital shares redeemed	36,101	554,983
Payable for variation margin on futures contracts	1,031	2,906
Accrued management fees	14,477	128,537
Distribution fees payable	3,402	18,234
Service fees (and distribution fees — A Class) payable	6,132	31,318
Dividends payable	16,853	303,478
	77,996	2,496,991

Net Assets	$37,489,808	$258,629,974

See Notes to Financial Statements.

29

NOVEMBER 30, 2009 (UNAUDITED)
	Long-Term Tax-Free	High-Yield Municipal
Net Assets Consist of:
Capital paid in	$37,213,713	$307,771,755
Undistributed net investment income	—	431
Accumulated net realized loss on investment transactions	(1,393,198)	(24,327,278)
Net unrealized appreciation (depreciation) on investments	1,669,293	(24,814,934)
	$37,489,808	$258,629,974

Investor Class
Net assets	$7,203,487	$105,529,465
Shares outstanding	666,879	12,442,851
Net asset value per share	$10.80	$8.48

Institutional Class
Net assets	$143,888	N/A
Shares outstanding	13,320	N/A
Net asset value per share	$10.80	N/A

A Class
Net assets	$24,572,741	$123,759,803
Shares outstanding	2,275,077	14,592,260
Net asset value per share	$10.80	$8.48
Maximum offering price (net asset value divided by 0.955)	$11.31	$8.88

B Class
Net assets	$748,245	$2,884,412
Shares outstanding	69,279	340,098
Net asset value per share	$10.80	$8.48

C Class
Net assets	$4,821,447	$26,456,294
Shares outstanding	446,391	3,120,955
Net asset value per share	$10.80	$8.48

See Notes to Financial Statements.

30

Statement of Operations

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (UNAUDITED)
	Long-Term Tax-Free	High-Yield Municipal
Investment Income (Loss)
Income:
Interest	$ 856,917	$ 7,712,381

Expenses:
Management fees	85,968	736,332
Distribution fees:
B Class	3,107	10,902
C Class	16,625	97,357
Service fees:
B Class	1,036	3,634
C Class	5,542	32,452
Distribution and service fees — A Class	28,797	146,671
Trustees’ fees and expenses	925	5,610
Other expenses	47	75
	142,047	1,033,033

Net investment income (loss)	714,870	6,679,348

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	163,094	(7,527,353)
Futures contract transactions	(27,011)	(94,418)
	136,083	(7,621,771)

Change in net unrealized appreciation (depreciation) on:
Investments	376,367	24,439,956
Futures contracts	(25,907)	(47,789)
	350,460	24,392,167

Net realized and unrealized gain (loss)	486,543	16,770,396

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,201,413	$23,449,744

See Notes to Financial Statements.

31

Statement of Changes in Net Assets

SIX MONTHS ENDED NOVEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MAY 31, 2009
	Long-Term Tax-Free		High-Yield Municipal
Increase (Decrease) in Net Assets	November 30, 2009	May 31, 2009	November 30, 2009	May 31, 2009
Operations
Net investment income (loss)	$ 714,870	$ 1,331,096	$ 6,679,348	$ 12,747,265
Net realized gain (loss)	136,083	(568,082)	(7,621,771)	(7,084,901)
Change in net unrealized
appreciation (depreciation)	350,460	1,186,428	24,392,167	(39,345,173)
Net increase (decrease) in net assets
resulting from operations	1,201,413	1,949,442	23,449,744	(33,682,809)

Distributions to Shareholders
From net investment income:
Investor Class	(104,609)	(80,690)	(2,730,658)	(4,679,203)
Institutional Class	(94,257)	(709,440)	—	—
A Class	(456,628)	(454,165)	(3,258,672)	(6,531,632)
B Class	(13,392)	(26,373)	(69,512)	(151,804)
C Class	(71,349)	(62,062)	(620,413)	(1,384,288)
Decrease in net assets from distributions	(740,235)	(1,332,730)	(6,679,255)	(12,746,927)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(10,289,671)	16,338,631	20,066,226	3,181,386

Net increase (decrease) in net assets	(9,828,493)	16,955,343	36,836,715	(43,248,350)

Net Assets
Beginning of period	47,318,301	30,362,958	221,793,259	265,041,609
End of period	$ 37,489,808	$47,318,301	$258,629,974	$221,793,259

Undistributed net investment income	—	$25,365	$431	$338

See Notes to Financial Statements.

32

Notes to Financial Statements

NOVEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Long-Term Tax-Free Fund (Long-Term Tax-Free) and High-Yield Municipal Fund (High-Yield Municipal) (collectively, the funds) are two funds in a series issued by the trust. Long-Term Tax-Free is diversified under the 1940 Act. High-Yield Municipal is nondiversified under the 1940 Act. Long-Term Tax-Free’s investment objective is to seek high current income that is exempt from federal income taxes consistent with preservation of capital. Long-Term Tax-Free invests primarily in long-term investment-grade municipal obligations. High-Yield Municipal’s investment objective is to seek high current income that is exempt from federal income taxes. Capital appreciation is a secondary objective. High-Yield Municipal invests primarily in long-term and intermediate-term municipal obligations. The following is a summary of the funds’ significant accounting policies.

Multiple Class — Long-Term Tax-Free is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. High-Yield Municipal is authorized to issue the Investor Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

33

When-Issued — The funds may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since November 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through January 27, 2010, the date the financial statements were issued.

34

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800% for Long-Term Tax-Free and from 0.2925% to 0.4100% for High-Yield Municipal. The rates for the Complex Fee (Investor Class, A Class, B Class and C Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each of the Investor Class, A Class, B Class and C Class of Long-Term Tax-Free and High-Yield Municipal for the six months ended November 30, 2009, was 0.48% and 0.61%, respectively. The effective annual management fee for the Institutional Class of Long-Term Tax-Free for the six months ended November 30, 2009, was 0.28%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended November 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the six months ended November 30, 2009, were as follows:

	Long-Term Tax-Free	High-Yield Municipal
Purchases	$8,770,056	$50,395,634
Sales	$19,296,961	$31,561,200

35

4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Six months ended November 30, 2009		Year ended May 31, 2009
	Shares	Amount	Shares	Amount
Long-Term Tax-Free
Investor Class
Sold	421,392	$ 4,572,716	285,606	$ 2,979,888
Issued in reinvestment of distributions	9,050	97,433	7,436	76,437
Redeemed	(105,368)	(1,127,736)	(52,676)	(541,689)
	325,074	3,542,413	240,366	2,514,636
Institutional Class
Sold	10,885	117,300	—	—
Issued in reinvestment of distributions	8,780	92,212	68,952	707,443
Redeemed	(1,748,375)	(18,402,297)	—	—
	(1,728,710)	(18,192,785)	68,952	707,443
A Class
Sold	566,740	6,052,385	1,367,415	14,092,087
Issued in reinvestment of distributions	34,965	375,890	37,500	385,499
Redeemed	(272,448)	(2,913,834)	(341,991)	(3,510,785)
	329,257	3,514,441	1,062,924	10,966,801
B Class
Sold	870	9,350	12,884	130,191
Issued in reinvestment of distributions	1,094	11,743	2,162	22,178
Redeemed	(14,733)	(161,208)	(42,744)	(439,394)
	(12,769)	(140,115)	(27,698)	(287,025)
C Class
Sold	138,513	1,474,829	353,965	3,540,893
Issued in reinvestment of distributions	4,945	53,175	4,636	47,655
Redeemed	(50,807)	(541,629)	(114,028)	(1,151,772)
	92,651	986,375	244,573	2,436,776
Net increase (decrease)	(994,497)	$(10,289,671)	1,589,117	$16,338,631

36

	Six months ended November 30, 2009		Year ended May 31, 2009
	Shares	Amount	Shares	Amount
High-Yield Municipal
Investor Class
Sold	3,573,425	$ 29,377,298	6,547,168	$ 54,267,569
Issued in reinvestment of distributions	252,314	2,084,505	403,898	3,300,074
Redeemed	(1,819,999)	(15,123,162)	(5,560,644)	(45,922,788)
	2,005,740	16,338,641	1,390,422	11,644,855
A Class
Sold	2,120,462	17,481,483	5,879,016	48,139,060
Issued in reinvestment of distributions	302,336	2,488,218	651,804	5,359,830
Redeemed	(1,901,665)	(15,643,030)	(6,999,366)	(58,876,820)
	521,133	4,326,671	(468,546)	(5,377,930)
B Class
Sold	28,487	227,701	41,874	333,324
Issued in reinvestment of distributions	3,660	30,155	7,952	65,402
Redeemed	(43,201)	(358,209)	(93,706)	(769,385)
	(11,054)	(100,353)	(43,880)	(370,659)
C Class
Sold	439,500	3,583,235	914,702	7,627,639
Issued in reinvestment of distributions	36,321	298,807	76,204	625,818
Redeemed	(539,478)	(4,380,775)	(1,345,727)	(10,968,337)
	(63,657)	(498,733)	(354,821)	(2,714,880)
Net increase (decrease)	2,452,162	$ 20,066,226	523,175	$ 3,181,386

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

As of November 30, 2009, the valuation inputs used to determine the fair value of the funds’ investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively.

37

6. Derivative Instruments

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing their investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended November 30, 2009, the funds sold futures contracts.

For Long-Term Tax-Free, the value of interest rate risk derivatives as of November 30, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $1,031 in payable for variation margin on futures contracts. For Long-Term Tax-Free, for the six months ended November 30, 2009, the effect of interest rate risk derivatives on the Statement of Operations was $(27,011) in net realized gain (loss) on futures contract transactions and $(25,907) in change in net unrealized appreciation (depreciation) on futures contracts.

For High-Yield Municipal, the value of interest rate risk derivatives as of November 30, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $2,906 in payable for variation margin on futures contracts. For High-Yield Municipal, for the six months ended November 30, 2009, the effect of interest rate risk derivatives on the Statement of Operations was $(94,418) in net realized gain (loss) on futures contract transactions and $(47,789) in change in net unrealized appreciation (depreciation) on futures contracts.

The derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the funds’ typical volume.

7. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended November 30, 2009, the funds did not utilize the program.

8. Risk Factors

Income may be subject to state and local taxes and, if applicable, the alternative minimum tax. Long-Term Tax-Free may invest primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk and default risk. High-Yield Municipal invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity and default risk.

38

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2009, the components of investments for federal income tax purposes were as follows:

	Long-Term Tax-Free	High-Yield Municipal
Federal tax cost of investments	$35,006,153	$280,513,691
Gross tax appreciation of investments	$1,855,474	$ 6,731,186
Gross tax depreciation of investments	(159,172)	(31,470,003)
Net tax appreciation (depreciation) of investments	$1,696,302	$(24,738,817)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

Following are the capital loss carryovers and capital loss deferral amounts as of May 31, 2009:

	Long-Term Tax-Free	High-Yield Municipal
Accumulated capital losses	$(1,131,739)	$(13,191,314)
Capital loss deferrals	$(398,644)	$(4,084,846)

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2010	2011	2012	2013	2014	2015	2016	2017
Long-Term Tax-Free	—	—	$(8,266)	$(142,310)	$(389,668)	—	$(415,549)	$(175,946)
High-Yield Municipal	$(4,876)	—	$(145,918)	$(700,317)	—	—	$(4,227,228) $(8,112,975)

The capital loss deferrals listed above represent net capital losses incurred in the seven-month period ended May 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

39

Financial Highlights

Long-Term Tax-Free

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.60	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.22(3)	0.39	0.43	0.43	0.06
Net Realized and Unrealized Gain (Loss)	0.21	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.43	0.43	0.21	0.51	0.04
Distributions
From Net Investment Income	(0.23)	(0.39)	(0.43)	(0.43)	(0.06)
Net Asset Value, End of Period	$10.80	$10.60	$10.56	$10.78	$10.70

Total Return(4)	4.05%	4.32%	1.99%	4.84%	0.42%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.48%(5)	0.49%	0.49%	0.49%	0.49%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.07%(5)	3.84%	4.02%	4.00%	3.85%(5)
Portfolio Turnover Rate	25%	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$7,203	$3,622	$1,071	$222	$25
(1)	Six months ended November 30, 2009 (unaudited).
(2)	April 3, 2006 (commencement of sale) through May 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

40

Long-Term Tax-Free

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.60	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.22(3)	0.42	0.45	0.45	0.07
Net Realized and Unrealized Gain (Loss)	0.22	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.44	0.46	0.23	0.53	0.05
Distributions
From Net Investment Income	(0.24)	(0.42)	(0.45)	(0.45)	(0.07)
Net Asset Value, End of Period	$10.80	$10.60	$10.56	$10.78	$10.70

Total Return(4)	4.16%	4.53%	2.19%	5.05%	0.45%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.28%(5)	0.29%	0.29%	0.29%	0.29%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.27%(5)	4.04%	4.22%	4.20%	4.05%(5)
Portfolio Turnover Rate	25%	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$144	$18,460	$17,661	$17,285	$16,456
(1)	Six months ended November 30, 2009 (unaudited).
(2)	April 3, 2006 (commencement of sale) through May 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

41

Long-Term Tax-Free

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.60	$10.56	$10.78	$10.70	$10.72	$10.74	$11.06
Income From
Investment Operations
Net Investment
Income (Loss)	0.21(3)	0.37	0.40	0.41	0.06	0.35(3)	0.33(3)
Net Realized
and Unrealized
Gain (Loss)	0.20	0.04	(0.22)	0.08	(0.02)	(0.03)	(0.15)
Total From
Investment
Operations	0.41	0.41	0.18	0.49	0.04	0.32	0.18
Distributions
From Net
Investment Income	(0.21)	(0.37)	(0.40)	(0.41)	(0.06)	(0.34)	(0.33)
From Net
Realized Gains	—	—	—	—	—	—	(0.17)
Total Distributions	(0.21)	(0.37)	(0.40)	(0.41)	(0.06)	(0.34)	(0.50)
Net Asset Value,
End of Period	$10.80	$10.60	$10.56	$10.78	$10.70	$10.72	$10.74

Total Return(4)	3.93%	4.06%	1.73%	4.58%	0.40%	3.01%	1.63%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.73%(5)	0.74%	0.74%	0.74%	0.74%(5)	0.82%	0.84%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	3.82%(5)	3.59%	3.77%	3.75%	3.60%(5)	3.21%	3.01%
Portfolio Turnover Rate	25%	40%	257%	101%	62%	27%	43%
Net Assets, End of
Period (in thousands)	$24,573	$20,619	$9,320	$12,233	$19,288	$36,834	$123,399
(1)	Six months ended November 30, 2009 (unaudited).
(2)	April 1, 2006 through May 31, 2006. Long-Term Tax-Free’s fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free’s fiscal year end was March 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

42

Long-Term Tax-Free

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$10.60	$10.56	$10.78	$10.70	$10.72	$10.73	$11.06
Income From
Investment Operations
Net Investment
Income (Loss)	0.16(3)	0.29	0.32	0.32	0.05	0.27(3)	0.26(3)
Net Realized and
Unrealized Gain (Loss)	0.21	0.04	(0.22)	0.08	(0.02)	(0.01)	(0.16)
Total From
Investment Operations	0.37	0.33	0.10	0.40	0.03	0.26	0.10
Distributions
From Net
Investment Income	(0.17)	(0.29)	(0.32)	(0.32)	(0.05)	(0.27)	(0.26)
From Net Realized Gains	—	—	—	—	—	—	(0.17)
Total Distributions	(0.17)	(0.29)	(0.32)	(0.32)	(0.05)	(0.27)	(0.43)
Net Asset Value,
End of Period	$10.80	$10.60	$10.56	$10.78	$10.70	$10.72	$10.73

Total Return(4)	3.54%	3.38%	0.87%	3.80%	0.28%	2.42%	0.89%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.48%(5)	1.49%	1.49%	1.49%	1.49%(5)	1.50%	1.50%
Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)	1.48%(5)	1.49%	1.49%	1.49%	1.49%(5)	1.54%	1.52%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	3.07%(5)	2.84%	3.02%	3.00%	2.85%(5)	2.49%	2.36%
Ratio of Net Investment
Income (Loss) to
Average Net Assets
(Before Expense Waiver)	3.07%(5)	2.84%	3.02%	3.00%	2.85%(5)	2.45%	2.34%
Portfolio Turnover Rate	25%	40%	257%	101%	62%	27%	43%
Net Assets, End of Period
(in thousands)	$748	$869	$1,158	$1,416	$2,046	$2,081	$2,483
(1)	Six months ended November 30, 2009 (unaudited).
(2)	April 1, 2006 through May 31, 2006. Long-Term Tax-Free’s fiscal year end was changed from March 31 to May 31, resulting in a two-month annual reporting period. For the years before May 31, 2006, Long-Term Tax-Free’s fiscal year end was March 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

43

Long-Term Tax-Free

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.60	$10.56	$10.78	$10.70	$10.72
Income From Investment Operations
Net Investment Income (Loss)	0.16(3)	0.29	0.32	0.32	0.05
Net Realized and Unrealized Gain (Loss)	0.21	0.04	(0.22)	0.08	(0.02)
Total From Investment Operations	0.37	0.33	0.10	0.40	0.03
Distributions
From Net Investment Income	(0.17)	(0.29)	(0.32)	(0.32)	(0.05)
Net Asset Value, End of Period	$10.80	$10.60	$10.56	$10.78	$10.70

Total Return(4)	3.54%	3.28%	0.98%	3.80%	0.26%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.48%(5)	1.49%	1.49%	1.49%	1.49%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.07%(5)	2.84%	3.02%	3.00%	2.85%(5)
Portfolio Turnover Rate	25%	40%	257%	101%	62%
Net Assets, End of Period (in thousands)	$4,821	$3,749	$1,152	$41	$25
(1)	Six months ended November 30, 2009 (unaudited).
(2)	April 3, 2006 (commencement of sale) through May 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

44

High-Yield Municipal

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.91	$9.63	$10.68	$10.50	$10.50	$10.04
Income From
Investment Operations
Net Investment
Income (Loss)	0.24(2)	0.50	0.52	0.51	0.50	0.51
Net Realized and
Unrealized Gain (Loss)	0.57	(1.72)	(1.05)	0.18	—(3)	0.46
Total From
Investment Operations	0.81	(1.22)	(0.53)	0.69	0.50	0.97
Distributions
From Net
Investment Income	(0.24)	(0.50)	(0.52)	(0.51)	(0.50)	(0.51)
Net Asset Value,
End of Period	$8.48	$7.91	$9.63	$10.68	$10.50	$10.50

Total Return(4)	10.33%	(12.70)%	(5.01)%	6.70%	4.91%	9.84%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.61%(5)	0.62%	0.62%	0.62%	0.62%	0.63%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	5.77%(5)	5.97%	5.16%	4.80%	4.80%	4.92%
Portfolio Turnover Rate	14%	44%	69%	36%	16%	30%
Net Assets, End of Period
(in thousands)	$105,529	$82,547	$87,127	$97,254	$84,896	$62,945
(1)	Six months ended November 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

45

High-Yield Municipal

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.91	$9.63	$10.68	$10.50	$10.50	$10.04
Income From
Investment Operations
Net Investment
Income (Loss)	0.23(2)	0.48	0.50	0.48	0.48	0.48
Net Realized and
Unrealized Gain (Loss)	0.57	(1.72)	(1.05)	0.18	—(3)	0.46
Total From
Investment Operations	0.80	(1.24)	(0.55)	0.66	0.48	0.94
Distributions
From Net
Investment Income	(0.23)	(0.48)	(0.50)	(0.48)	(0.48)	(0.48)
Net Asset Value,
End of Period	$8.48	$7.91	$9.63	$10.68	$10.50	$10.50

Total Return(4)	10.19%	(12.92)%	(5.25)%	6.43%	4.65%	9.56%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.86%(5)	0.87%	0.87%	0.87%	0.87%	0.88%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	5.52%(5)	5.72%	4.91%	4.55%	4.55%	4.67%
Portfolio Turnover Rate	14%	44%	69%	36%	16%	30%
Net Assets, End of Period
(in thousands)	$123,760	$111,293	$140,037	$158,622	$129,681	$79,154
(1)	Six months ended November 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

46

High-Yield Municipal

B Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.91	$9.63	$10.68	$10.50	$10.50	$10.04
Income From
Investment Operations
Net Investment
Income (Loss)	0.20(2)	0.42	0.42	0.40	0.40	0.40
Net Realized and
Unrealized Gain (Loss)	0.57	(1.72)	(1.05)	0.18	—(3)	0.46
Total From
Investment Operations	0.77	(1.30)	(0.63)	0.58	0.40	0.86
Distributions
From Net
Investment Income	(0.20)	(0.42)	(0.42)	(0.40)	(0.40)	(0.40)
Net Asset Value,
End of Period	$8.48	$7.91	$9.63	$10.68	$10.50	$10.50

Total Return(4)	9.79%	(13.58)%	(5.96)%	5.64%	3.87%	8.75%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.61%(5)	1.62%	1.62%	1.62%	1.62%	1.63%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	4.77%(5)	4.97%	4.16%	3.80%	3.80%	3.92%
Portfolio Turnover Rate	14%	44%	69%	36%	16%	30%
Net Assets, End of Period
(in thousands)	$2,884	$2,777	$3,805	$4,790	$4,468	$3,573
(1)	Six months ended November 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

47

High-Yield Municipal

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.91	$9.63	$10.68	$10.50	$10.50	$10.04
Income From
Investment Operations
Net Investment
Income (Loss)	0.20(2)	0.41	0.42	0.40	0.40	0.40
Net Realized and
Unrealized Gain (Loss)	0.57	(1.72)	(1.05)	0.18	—(3)	0.46
Total From
Investment Operations	0.77	(1.31)	(0.63)	0.58	0.40	0.86
Distributions
From Net
Investment Income	(0.20)	(0.41)	(0.42)	(0.40)	(0.40)	(0.40)
Net Asset Value,
End of Period	$8.48	$7.91	$9.63	$10.68	$10.50	$10.50

Total Return(4)	9.78%	(13.58)%	(5.96)%	5.64%	3.86%	8.74%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.61%(5)	1.62%	1.62%	1.62%	1.62%	1.63%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	4.77%(5)	4.97%	4.16%	3.80%	3.80%	3.92%
Portfolio Turnover Rate	14%	44%	69%	36%	16%	30%
Net Assets, End of Period
(in thousands)	$26,456	$25,176	$34,072	$38,287	$29,862	$16,967
(1)	Six months ended November 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

48

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data concerning Long-Term Tax-Free and High-Yield Municipal (the “funds”) and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the funds;

• the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning each fund to the cost of owning a similar fund;

• data comparing each fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of each fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund invest-ment management clients of the advisor; and

49

• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the funds, and potential sharing of economies of scale in connection with the management of the funds.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew each fund’s management agreement under the terms ultimately determined by the board to be appropriate, the Directors based their decision on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of fund portfolios

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

50

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage each fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for each fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. Long-Term Tax-Free’s performance for both the one- and three-year periods was above the median for its peer group. High-Yield Municipal’s performance was above the median for its peer group for the one-year period and below the median for the three-year period.

Shareholder and Other Services. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

51

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing each fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the funds. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of each fund specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of each fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. Each fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be

52

increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of each fund was in the lowest quartile of the total expense ratios of its respective peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of each fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between each fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term.

53

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

54

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital 3-Year Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that are investment-grade and have maturities between two and four years.

The Barclays Capital 5-Year General Obligation Bond (GO) Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Non-Investment-Grade Municipal Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Index is composed of those securities included in the Barclays Capital Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

55

Notes

56

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Municipal Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1001
CL-SAN-67333N

Semiannual Report
November 30, 2009

American Century Investments

New York Tax-Free Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

New York Tax-Free

Performance	4
Portfolio Commentary	5
Portfolio at a Glance	7
Yields	7
Portfolio Composition by Credit Rating	7
Top Five Sectors	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	21

Other Information

Proxy Voting Results	24
Approval of Management Agreement	25
Additional Information	27
Index Definitions	28

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended November 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in 2010 include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the U.S. economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The U.S. stock market’s rebound since last March and the second half economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economy Stabilized, Credit Crisis Eased

Municipal bonds produced solid returns during the period from New York Tax-Free’s June 30, 2009, inception through November 30, 2009. Dramatic fiscal and monetary policy intervention by the federal government appeared to have stabilized a contracting economy. Indeed, gross domestic product expanded at an estimated 2.2% annual rate in the third quarter of 2009, breaking a string of four consecutive quarters of negative growth. Although the economy showed signs of stabilizing, the unemployment rate stood at 10.0% in November, raising the prospect of a “jobless” recovery.

The government’s Consumer Price Index increased 1.8% for the year ended in November, after an eight-month period of deflation, as a still-weak economy deals with job losses, sluggish income growth, lower housing wealth, and tight credit. These conditions gave the Federal Reserve the flexibility to hold its short-term rate target at 0%. Against that backdrop, Treasury bond yields declined modestly.

Municipals Rallied

Technical (supply and demand) factors were key contributors to municipal performance. Strong demand from investors looking for yield and return potential above those available from Treasuries and cash-equivalent investments meant record municipal bond fund inflows early in the period, according to mutual fund flow tracker AMG Data Services. At the same time, tax-exempt municipal supply was curtailed in 2009, due to the Build America Bond program, a federal government program intended to lower borrowing costs and improve access to capital for municipalities. This program took many newly issued bonds out of the tax-exempt market and put them in the taxable universe.

Greater Risk, Greater Reward

The rally in risk assets evident across financial markets in 2009 played out in the municipal market as well, with longer-term and lower-rated bonds doing best (see the table below). The 12 months ended November 30, 2009, marked record outperformance by municipal bonds over Treasuries.

U.S. Fixed-Income Total Returns
For the period June 30, 2009 (fund inception) through November 30, 2009*
Barclays Capital Municipal Market Indices		Taxable Market Returns
Municipal Bond	5.74%	Barclays Capital U.S. Aggregate Index	5.61%
3-Year Municipal Bond	2.63%	Barclays Capital U.S. Treasury Index	3.47%
5-Year General Obligation (GO) Bond	4.43%	3-Month Treasury Bill	0.06%
Long-Term Municipal Bond	8.61%	10-Year Treasury Note	4.02%
Non-Investment-Grade Municipal Bond	12.09%
*Total returns for periods less than one year are not annualized.

3

Performance

New York Tax-Free

Total Returns as of November 30, 2009
	Since Inception(1)	Inception Date
Investor Class(2)	5.65%	6/30/09
Barclays Capital Municipal Bond Index(3)	5.74%	—
A Class(2)		6/30/09
No sales charge*	5.56%
With sales charge*	0.82%
C Class(2)		6/30/09
No sales charge*	5.23%
With sales charge*	4.23%

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Class returns would have been lower if American Century Investments had not voluntarily waived its management fees.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.66%	0.91%	1.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.  As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

New York Tax-Free

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

New York Tax-Free returned 5.65%* in the initial performance period from the portfolio’s June 30, 2009, inception to November 30, 2009. By comparison, the Barclays Capital Municipal Bond Index, a broad, multiple-state market index, returned 5.74%.

The portfolio’s positive absolute return reflects the strong technical (supply and demand) factors that supported the municipal market for much of 2009 (see the Market Perspective on page 3). Relative to the Barclays Index, key contributors to the portfolio’s return included individual security selection, yield curve positioning, and a municipal versus Treasury ratio trade. Sector allocation had a mixed effect.

Credit Quality, Yield Curve, and Ratio Trades Contributed

We believe individual security selection decisions contributed to portfolio performance. In the period since the portfolio’s inception, we’ve been adding what we believe to be attractively valued, lower-rated bonds as well as higher-coupon bonds with good call protection (they can’t be refinanced at new, lower rates).

We believe holding an overweight position in securities rated A and BBB was also beneficial to the portfolio’s absolute performance, as these lower-rated bonds outperformed securities rated AAA and AA in 2009. Even though our lower-rated bond positions performed well, we believe we held fewer bonds rated A and BBB than some of our competitors, so that positioning detracted modestly from our relative results.

The portfolio also had positive contributions to return from trades designed to benefit from changes in the shape of the municipal yield curve (a “curve flattener” trade) and in the yield relationship between municipals and Treasuries (a yield “ratio” trade).

We implemented the ratio trade at a time when long-term municipal bond yields were approximately 108% of those on like-maturity Treasuries (that is, municipal yields exceeded Treasury yields). The trade was based on our expectation that municipals would outperform Treasuries, and the yield difference between the two would move toward their normal historical relationship with municipals yielding less than Treasuries. Municipals outperformed Treasuries over the reporting period and the ratio declined to 102%.

In addition, we implemented a yield curve flattening bias in the municipal bond cash market, favoring intermediate- and longer-term securities. The portfolio benefited as longer-term bonds outperformed shorter-term securities during the period.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

5

New York Tax-Free

Sector Allocation Mixed

With respect to the portfolio’s sector allocation, we held underweight positions in transportation, housing, and pre-refunded securities. This positioning helped relative performance because these sectors generally underperformed. At the same time, we held an overweight position in higher education and hospital securities, which performed relatively well. However, sector performance was hurt by an underweight position in tobacco bonds, as well as an underweight position in industrial development revenue bonds.

Outlook

“We believe that technical factors will remain supportive for the municipal market going forward,” said Steven Permut, leader of the municipal bond team at American Century Investments. “The more taxable municipal bonds issued under the Build America Bond program—a federal government program intended to help lower municipal borrowing costs—the lower the supply of tax-free municipal bonds. In addition, we think demand for municipal bonds is likely to remain strong given that the Federal Reserve continues to hold short-term interest rates at record lows and municipal yields are attractive relative to those on Treasuries.”

However, Permut’s outlook comes with a caveat: “Economic fundamentals remain fairly weak, and we think tax-based bonds and those issued by local governments are likely to face challenges. As a result, we expect to underweight these bonds, as well as those relating to economically sensitive sectors of the economy. Indeed, we think these conditions put a premium on careful credit analysis and individual security selection—what we believe are two strengths of our management approach.”

6

New York Tax-Free

Portfolio at a Glance
As of 11/30/09
Weighted Average Maturity	14.7 years
Average Duration (Modified)	5.8 years

Yields as of November 30, 2009(1)
30-Day SEC Yield
Investor Class	3.63%
A Class	3.25%
C Class	2.64%
Investor Class 30-Day Tax-Equivalent Yields(2)
30.14% Tax Bracket	5.19%
32.93% Tax Bracket	5.41%
38.26% Tax Bracket	5.88%
40.83% Tax Bracket	6.13%

(1)	Yields would have been lower if management fees had not been waived.
(2)	The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio Composition By Credit Rating
% of fund investments
as of 11/30/09
AAA	23%
AA	45%
A	25%
BBB or lower	7%

Ratings provided by independent research companies. These ratings are listed in Standard & Poor’s format even if they were provided by other sources. The letter ratings indicate the credit worthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest).

Top Five Sectors as of November 30, 2009
% of fund investments
General Obligation (GO)	19%
Special Tax Revenue/Severance Tax	17%
Higher Education	11%
Water/Sewer/Gas Revenue	11%
Transportation Revenue	10%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	6/1/09	11/30/09	6/1/09 – 11/30/09	Expense Ratio(1)
Actual
Investor Class (after waiver)(2)	$1,000	$1,056.50(3)	$0.00(4)	0.00%(5)
Investor Class (before waiver)	$1,000	$1,056.50(3)(6)	$2.76(4)	0.64%
A Class (after waiver)(2)	$1,000	$1,055.60(3)	$1.08(4)	0.25%
A Class (before waiver)	$1,000	$1,055.60(3)(6)	$3.83(4)	0.89%
C Class (after waiver)(2)	$1,000	$1,052.30(3)	$4.30(4)	1.00%
C Class (before waiver)	$1,000	$1,052.30(3)(6)	$7.05(4)	1.64%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,025.07(7)	$0.00(7)	0.00%(5)
Investor Class (before waiver)	$1,000	$1,021.86(7)	$3.24(7)	0.64%
A Class (after waiver)(2)	$1,000	$1,023.82(7)	$1.27(7)	0.25%
A Class (before waiver)	$1,000	$1,020.61(7)	$4.51(7)	0.89%
C Class (after waiver)(2)	$1,000	$1,020.05(7)	$5.06(7)	1.00%
C Class (before waiver)	$1,000	$1,016.85(7)	$8.29(7)	1.64%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the period ended November 30, 2009, the investment advisor waived the fund’s management fee.
(3)	Ending account value based on actual return from June 30, 2009 (fund inception) through November 30, 2009.
(4)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 153, the number of days in the period from June 30, 2009 (fund inception) through November 30, 2009, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(5)	Other expenses, which include the fees and expenses of the fund’s independent directors and its legal counsel, as well as interest, did not exceed 0.005%.
(6)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.
(7)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

9

Schedule of Investments
New York Tax-Free

NOVEMBER 30, 2009 (UNAUDITED)

	Principal			Principal
	Amount	Value		Amount	Value
Municipal Securities — 97.0%			New York City Municipal Water
			Finance Auth. Water & Sewer
GUAM — 0.4%			Rev., Series 2009 BB, 5.00%,
Guam Government GO, Series			6/15/27(1)	$200,000	$ 215,238
2009 A, 7.00%, 11/15/39(1)	$ 50,000	$ 51,477	New York City Municipal Water
NEW YORK — 89.4%			Finance Auth. Water & Sewer
Babylon Industrial Development			Rev., Series 2009 EE, 5.00%,
Agency Resource Recovery			6/15/16(1)	115,000	132,092
Rev., Series 2009 A, (Covanta			New York City Municipal Water
Babylon), 5.00%, 1/1/14(1)	100,000	110,142	Finance Auth. Water & Sewer
Erie County GO, Series 2005 D1,			Rev., Series 2009 GG2, (Second
5.00%, 6/1/14 (NATL)(1)	100,000	108,422	General Resolution), 5.00%,
			6/15/35(1)	300,000	307,779
Long Island Power Auth.
Electric System Rev., Series			New York City Transitional
2006 F, 5.00%, 5/1/17 (NATL)(1)	100,000	111,760	Finance Auth. Building Aid
			Rev., Series 2009 S5, 5.25%,
Long Island Power Auth.			1/15/39(1)	100,000	103,512
Electric System Rev., Series
2008 A, 6.00%, 5/1/33(1)	185,000	207,618	New York City Transitional
			Finance Auth. Rev., Series
Metropolitan Transportation			2009 A, (Future Tax Secured
Auth. Dedicated Tax Fund			Bonds), 5.00%, 5/1/38(1)	200,000	205,590
Rev., Series 2009 B, 5.00%,
11/15/34(1)	200,000	206,008	New York City Transitional
			Finance Auth. Rev., Series
Metropolitan Transportation			2009 B, (Future Tax Secured
Auth. Rev., Series 2002 A,			Bonds), 5.00%, 11/1/23(1)	200,000	221,680
5.50%, 11/15/14 (Ambac)(1)	200,000	229,362
			New York City Trust for Cultural
Metropolitan Transportation			Resources Rev., Series
Auth. Service Contract Rev.,			2008 1A, (Museum of Modern
Series 2002 A, 5.125%, 1/1/29(1)	200,000	203,550	Art), 5.00%, 4/1/25(1)	100,000	109,465
Nassau County GO, Series			New York City Trust for Cultural
2009 C, (General Improvement),			Resources Rev., Series 2009 A,
5.25%, 10/1/17(1)	200,000	230,906	(American Museum of Natural
Nassau County GO, Series			History), 5.00%, 4/1/20(1)	150,000	172,641
2009 E, 4.00%, 6/1/13(1)	100,000	108,329	New York City Trust for Cultural
Nassau County Interim Finance			Resources Rev., Series 2009 A,
Auth. Rev., Series 2005 D,			(Carnegie Hall), 5.00%,
(Sales Tax Secured Bond),			12/1/29(2)	100,000	102,936
4.00%, 11/15/16 (NATL)(1)	100,000	109,560	New York GO, Series 2004 G,
Nassau County Tobacco			5.00%, 8/1/14(1)	130,000	147,692
Settlement Corp. Rev., Series			New York GO, Series 2005 M,
2006 A3, 5.125%, 6/1/46(1)	100,000	78,948	5.00%, 4/1/15 (FSA)(1)	300,000	342,228
New York City Industrial			New York GO, Series 2008 A,
Development Agency Rev.,			4.00%, 3/1/13(1)	100,000	109,290
(Queens Baseball Stadium),
5.00%, 1/1/12 (Ambac)(1)	115,000	122,085	New York GO, Series 2008 B1,
			5.25%, 9/1/22(1)	100,000	109,690
New York City Industrial
Development Agency Rev.,			New York GO, Series 2008 C,
(Queens Baseball Stadium),			5.25%, 8/1/17(1)	110,000	126,013
5.00%, 1/1/20 (Ambac)(1)	185,000	192,030	New York GO, Series 2009 I1,
New York City Municipal Water			5.30%, 4/1/27(1)	100,000	108,000
Finance Auth. Water & Sewer			New York GO, Series 2009 I1,
Rev., Series 2008 DD, (Second			5.375%, 4/1/36(1)	200,000	211,178
General Resolution), 6.00%,			New York GO, Series 2009 J1,
6/15/40(1)	205,000	228,774	5.00%, 5/15/31(1)	200,000	206,696

10

New York Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
New York GO, Series 2009 J1,			New York State Environmental
5.00%, 5/15/36(1)	$105,000	$ 107,300	Facilities Corp. Clean Water &
New York Liberty Development			Drinking Rev., Series 2009 A,
Corp. Rev., (Goldman Sachs			5.00%, 6/15/29(1)	$200,000	$ 213,116
Headquarters), 5.25%,			New York State Local
10/1/35(1)	200,000	$197,588	Government Assistance Corp.
New York State Dormitory			Rev., Series 2008 A, (Senior
Auth. Personal Income Tax			Lien), 5.00%, 4/1/20(1)	200,000	224,950
Rev., Series 2009 B, 5.00%,			New York State Thruway Auth.
2/15/18(1)	200,000	228,950	Highway & Bridge Trust Fund
New York State Dormitory Auth.			Rev., Series 2002 A, 5.25%,
Rev., (Brooklyn Law School),			4/1/12, Prerefunded at 100% of
5.75%, 7/1/33(1)	200,000	205,324	Par (FSA)(1)(3)	100,000	110,610
New York State Dormitory			New York State Thruway Auth.
Auth. Rev., (Interfaith Medical			Rev., Series 2007 H, 5.00%,
Center), 5.00%, 2/15/14(1)	250,000	281,335	1/1/14 (NATL)(1)	100,000	112,005
New York State Dormitory Auth.			New York State Thruway Auth.
Rev., (Mount Sinai School of			Second General Highway &
Medicine), 5.25%, 7/1/24(1)	200,000	206,842	Bridge Trust Fund Rev.,
			Series 2008 B, 5.00%, 4/1/21(1)	200,000	220,752
New York State Dormitory
Auth. Rev., (Yeshiva University),			New York State Urban
5.00%, 9/1/38(1)	200,000	202,604	Development Corp. Rev.,
			Series 2008 D, 5.00%, 1/1/15(1)	105,000	117,996
New York State Dormitory
Auth. Rev., Series 2005 A,			New York State Urban
(State University Educational			Development Corp. Rev.,
Facilities), 5.50%, 5/15/17			Series 2008 D, 5.25%, 1/1/21(1)	100,000	110,483
(NATL/FGIC)(1)	100,000	115,770	New York State Urban
New York State Dormitory Auth.			Development Corp. Rev.,
Rev., Series 2008 A2, (Memorial			Series 2009 A1, (State
Sloan-Kettering Cancer Center),			Personal Income Tax), 5.00%,
5.00%, 7/1/26(1)	100,000	105,345	12/15/28(1)	275,000	294,396
New York State Dormitory Auth.			Plainview Old Bethpage Central
Rev., Series 2008 B, (New York			School District GO, 4.75%,
University), 5.00%, 7/1/22(1)	100,000	109,139	12/15/15(1)	200,000	232,004
New York State Dormitory Auth.			Port Auth. of New York & New
Rev., Series 2008 C, (Cornell			Jersey Rev., (Consolidated
University), VRDN, 0.21%,			Bonds–One Hundred Fifty-Third
12/1/09 (SBBPA: Bank of			Series), 5.00%, 7/15/35(1)	200,000	205,488
America N.A.)(1)	300,000	300,000	Rome City School District GO,
New York State Dormitory Auth.			5.00%, 6/15/13 (NATL/FGIC)	100,000	113,193
Rev., Series 2009 A, (North			Sales Tax Asset Receivable
Shore Long Island Jewish Health			Corp. Rev., Series 2004 A,
System), 5.50%, 5/1/30(1)	100,000	102,582	5.00%, 10/15/29 (Ambac)(1)	100,000	104,498
New York State Dormitory Auth.			Saratoga County Water Auth.
Rev., Series 2009 A, (North			Rev., (Water System), 5.00%,
Shore Long Island Jewish Health			9/1/33(1)	200,000	206,278
System), 5.50%, 5/1/37(1)	400,000	401,148	South Colonie Central School
New York State Dormitory Auth.			District GO, 5.00%, 6/15/17	100,000	111,281
Rev., Series 2009 A, (University			Tobacco Settlement Financing
of Rochester), 5.00%, 7/1/21(1)	100,000	109,352	Corp. Rev., Series 2003 B1C,
New York State Environmental			5.50%, 6/1/21(1)	400,000	422,872
Facilities Corp. Clean Water &			Town of Hempstead Local
Drinking Rev., Series 2006 C,			Development Corp. Rev.,
(Revolving Fund–Pooled			Series 2009 A, (Adelphi
Financing), 5.00%, 10/15/22(1)	100,000	108,913	University), 5.00%, 2/1/13(1)	250,000	273,625

11

New York Tax-Free

	Principal			Principal
	Amount	Value		Amount	Value
Town of Hempstead Local			U.S. VIRGIN ISLANDS — 0.7%
Development Corp. Rev.,			Virgin Islands Public Finance
Series 2009 B, (Adelphi			Auth. Rev., Series 2009 A1,
University), 5.25%, 2/1/39(1)	$200,000	$ 200,692	(Senior Lien/Capital Projects),
Triborough Bridge & Tunnel			5.00%, 10/1/39(1)	$100,000	$ 90,008
Auth. Rev., 5.00%, 11/15/20(1)	200,000	223,488	TOTAL MUNICIPAL SECURITIES
Triborough Bridge & Tunnel			(Cost $12,586,969)		12,883,406
Auth. Rev., 5.00%, 11/15/33(1)	200,000	206,398
Triborough Bridge & Tunnel			Temporary Cash Investments — 4.0%
Auth. Rev., Series 2009 A-2,			Federated New York Municipal
4.00%, 11/15/15(1)	100,000	110,029	Cash Trust Institutional
			Service Shares(1)
United Nations Development
Corp. Rev., Series 2009 A,			(Cost $535,480)	535,480	535,480
5.00%, 7/1/25	100,000	105,288	TOTAL INVESTMENT
		11,880,848	SECURITIES — 101.0%
			(Cost $13,122,449)		13,418,886
PUERTO RICO — 6.5%			OTHER ASSETS AND
Puerto Rico Electric Power			LIABILITIES — (1.0)%		(130,675)
Auth. Rev., Series 2003 NN,			TOTAL NET ASSETS — 100.0%		$13,288,211
5.25%, 7/1/23 (NATL)(1)	350,000	363,090
Puerto Rico Public Buildings
Auth. Rev., Series 2009 Q,
5.625%, 7/1/39(1)	200,000	193,148
Puerto Rico Sales Tax Financing
Corp. Rev., Series 2009 A,
5.25%, 8/1/27(1)	100,000	101,891
Puerto Rico Sales Tax Financing
Corp. Rev., Series 2009 A,
5.75%, 8/1/37(1)	200,000	202,944
		861,073

Futures Contracts
		Underlying Face
Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
3 U.S. Long Bond	March 2010	$368,156	$(7,366)

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

FGIC = Financial Guaranty Insurance Company

FSA = Financial Security Assurance, Inc.

GO = General Obligation

NATL = National Public Finance Guarantee Corporation

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $472,000.
(2)	When-issued security.
(3)	Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $13,122,449)	$13,418,886
Cash	3,140
Receivable for capital shares sold	31,500
Interest receivable	159,326
13,612,852

Liabilities
Payable for investments purchased	314,780
Payable for capital shares redeemed	970
Payable for variation margin on futures contracts	281
Distribution fees payable	1,441
Service fees (and distribution fees — A Class) payable	1,494
Dividends payable	5,675
324,641

Net Assets	$13,288,211

Net Assets Consist of:
Capital paid in	$12,996,450
Undistributed net realized gain on investment transactions	2,690
Net unrealized appreciation on investments	289,071
$13,288,211

Investor Class
Net assets	$5,628,113
Shares outstanding	540,167
Net asset value per share	$10.42

A Class
Net assets	$5,282,637
Shares outstanding	506,813
Net asset value per share	$10.42
Maximum offering price (net asset value divided by 0.955)	$10.91

C Class
Net assets	$2,377,461
Shares outstanding	228,142
Net asset value per share	$10.42

See Notes to Financial Statements.

13

Statement of Operations

FOR THE PERIOD ENDED NOVEMBER 30, 2009 (UNAUDITED)(1)
Investment Income (Loss)
Income:
Interest	$137,628

Expenses:
Management fees	25,164
Distribution fees — C Class	6,606
Service fees — C Class	2,202
Distribution and service fees — A Class	3,587
Trustees’ fees and expenses	131
37,690
Fees waived	(25,164)
12,526

Net investment income (loss)	125,102

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,359
Futures contract transactions	(3,669)
2,690

Change in net unrealized appreciation (depreciation) on:
Investments	296,437
Futures contracts	(7,366)
289,071

Net realized and unrealized gain (loss)	291,761

Net Increase (Decrease) in Net Assets Resulting from Operations	$416,863
(1) June 30, 2009 (fund inception) through November 30, 2009.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

PERIOD ENDED NOVEMBER 30, 2009 (UNAUDITED)(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 125,102
Net realized gain (loss)	2,690
Change in net unrealized appreciation (depreciation)	289,071
Net increase (decrease) in net assets resulting from operations	416,863

Distributions to Shareholders
From net investment income:
Investor Class	(56,977)
A Class	(46,861)
C Class	(21,264)
Decrease in net assets from distributions	(125,102)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	12,996,450

Net increase (decrease) in net assets	13,288,211

Net Assets
End of period	$13,288,211
(1) June 30, 2009 (fund inception) through November 30, 2009.

See Notes to Financial Statements.

15

Notes to Financial Statements

NOVEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. New York Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the 1940 Act. Prior to November 12, 2009, the fund was diversified under the 1940 Act. The fund’s investment objective is to seek to maximize total return through high current income that is exempt from federal and New York state and local income taxes. The fund invests primarily in investment-grade municipal obligations. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. All classes of the fund commenced sale on June 30, 2009, the fund’s inception date.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Investments in open-end management investment companies are valued at the reported net asset value. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

16

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since November 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through January 27, 2010, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3225% to 0.4400% and the rates for the Complex Fee range from 0.2500% to 0.3100%. Effective June 30, 2009, the investment advisor voluntarily agreed to waive the fund’s management fee. The total amount of the waiver for each class of the fund for the period June 30, 2009 (fund inception) through November 30, 2009, was $10,372, $9,164 and $5,628 for the Investor Class, A Class and C Class, respectively. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for each class of the fund for the period June 30, 2009 (fund inception) through November 30, 2009, was 0.64% before waiver and 0.00% after waiver.

17

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period June 30, 2009 (fund inception) through November 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 40% of the shares of the fund.

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period June 30, 2009 (fund inception) throuth November 30, 2009, were $12,763,121 and $461,761 respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Period ended November 30, 2009(1)
	Shares	Amount
Investor Class
Sold	608,591	$ 6,241,903
Issued in reinvestment of distributions	5,340	55,587
Redeemed	(73,764)	(775,717)
	540,167	5,521,773
A Class
Sold	506,108	5,169,491
Issued in reinvestment of distributions	3,273	34,055
Redeemed	(2,568)	(26,667)
	506,813	5,176,879
C Class
Sold	226,462	2,280,339
Issued in reinvestment of distributions	1,680	17,459
	228,142	2,297,798
Net increase (decrease)	1,275,122	$12,996,450

(1) June 30, 2009 (fund inception) through November 30, 2009.

18

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of November 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Municipal Securities	—	$12,883,406	—
Temporary Cash Investments	$535,480	—	—
Total Value of Investment Securities	$535,480	$12,883,406	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$(7,366)	—	—

6. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures contract transactions and change in unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period June 30, 2009 (fund inception) through November 30, 2009, the fund sold futures contracts.

19

The value of interest rate risk derivatives as of November 30, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $281 in payable for variation margin on futures contracts. For the period June 30, 2009 (fund inception) through November 30, 2009, the effect of interest rate risk derivatives on the Statement of Operations was $(3,669) in net realized gain (loss) on futures contract transactions and $(7,366) in change in net unrealized appreciation (depreciation) on futures contracts.

The derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the period June 30, 2009 (fund inception) through November 30, 2009, the fund did not utilize the program.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification. Income may be subject to state and local taxes and, if applicable, the alternative minimum tax.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2009, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$13,122,449
Gross tax appreciation of investments	$319,002
Gross tax depreciation of investments	(22,565)
Net tax appreciation (depreciation) of investments	$296,437

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

20

Financial Highlights

New York Tax-Free

Investor Class
For a Share Outstanding Throughout the Period Indicated
2009(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.15
Net Realized and Unrealized Gain (Loss)	0.42
Total From Investment Operations	0.57
Distributions
From Net Investment Income	(0.15)
Net Asset Value, End of Period	$10.42

Total Return(3)	5.65%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.00%(4)(5)(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.64%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.48%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.84%(5)
Portfolio Turnover Rate	6%
Net Assets, End of Period (in thousands)	$5,628

(1)	June 30, 2009 (fund inception) through November 30, 2009.
(2)	Computed using average shares outstanding throughout the periond.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective June 30, 2009, the investment advisor voluntarily agreed to waive its management fee.
(5)	Annualized.
(6)	Ratio is less than 0.005%

See Notes to Financial Statements.

21

New York Tax-Free

A Class
For a Share Outstanding Throughout the Period Indicated
2009(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.14
Net Realized and Unrealized Gain (Loss)	0.41
Total From Investment Operations	0.55
Distributions
From Net Investment Income	(0.13)
Net Asset Value, End of Period	$10.42

Total Return(3)	5.56%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.25%(4)(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.89%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.23%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.59%(5)
Portfolio Turnover Rate	6%
Net Assets, End of Period (in thousands)	$5,283

(1)	June 30, 2009 (fund inception) through November 30, 2009.
(2)	Computed using average shares outstanding throughout the periond.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective June 30, 2009, the investment advisor voluntarily agreed to waive its management fee.
(5)	Annualized.

See Notes to Financial Statements.

22

New York Tax-Free

C Class
For a Share Outstanding Throughout the Period Indicated
2009(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.10
Net Realized and Unrealized Gain (Loss)	0.42
Total From Investment Operations	0.52
Distributions
From Net Investment Income	(0.10)
Net Asset Value, End of Period	$10.42

Total Return(3)	5.23%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%(4)(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.64%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.48%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.84%(5)
Portfolio Turnover Rate	6%
Net Assets, End of Period (in thousands)	$2,377

(1)	June 30, 2009 (fund inception) through November 30, 2009.
(2)	Computed using average shares outstanding throughout the periond.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective June 30, 2009, the investment advisor voluntarily agreed to waive its management fee.
(5)	Annualized.

See Notes to Financial Statements.

23

Proxy Voting Results

A special meeting of shareholders was held on November 12, 2009, to vote on the following proposal. The proposal received the required number of votes of the fund, and was adopted. A summary of voting results is listed below.

Proposal:

To change the fund’s diversification status from diversified to nondiversified.

For:	7,271,606
Withhold:	396,984
Abstain:	75,531

24

Approval of Management Agreement

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board of trustees’ approval or renewal of the fund’s advisory agreements. At a meeting held March 11, 2009, the trustees unanimously approved the initial management agreement for the New York Tax-Free Fund (the “fund”).

In advance of the board’s consideration, the advisor provided information concerning the fund. The materials circulated in advance of the meeting and the discussions held at the meeting detailed the investment objective and strategy proposed to be utilized by the advisor, the fund’s characteristics and key attributes, the rationale for launching the fund, the experience of the staff designated to manage the fund, the proposed pricing, and the markets in which the fund would be sold. The information considered and the discussions held at the meeting included, but were not limited to:

• the nature, extent, and quality of investment management, shareholder, and other services to be provided to the fund under the management agreement;

• the wide range of programs and services to be provided by the advisor to fund shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor; and

• data comparing the cost of owning the fund to the cost of owning similar funds not managed by the advisor.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The advisor and board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies.

25

When considering the approval of the management agreement for the fund, the board considered the entrepreneurial risk that the advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the advisor will assume a substantial part of the start-up costs of the fund and the risk that the fund will grow to a level that will become profitable to the advisor. The board considered the position that the fund would take in the line up of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering.

Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the trustees’ familiarity with the advisor. The board oversees and evaluates on a continuous basis the nature and quality of all services the advisor performs for other funds within the American Century Investments’ complex. As such, the trustees have confidence in the advisor’s integrity and competence in providing services to the fund.

In their deliberations, the board did not identify any particular information that was all-important or controlling, and each director attributed different weights to various factors. However, based on their evaluation of all material factors and assisted by the advice of independent legal counsel, the board, including the independent trustees, concluded that the overall arrangements between the fund and the advisor, as provided in the management agreement, were fair and reasonable in light of the services to be performed and should be approved.

26

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital Municipal Bond Index is a market value-weighted index designed for the long-term tax-exempt bond market.

The Barclays Capital 3-Year Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that are investment-grade and have maturities between two and four years.

The Barclays Capital 5-Year General Obligation (GO) Bond Index is composed of investment-grade U.S. municipal securities, with maturities of four to six years, that are general obligations of a state or local government.

The Barclays Capital Long-Term Municipal Bond Index is composed of those securities included in the Barclays Capital Municipal Bond Index that have maturities greater than 22 years.

The Barclays Capital Non-Investment-Grade Municipal Bond Index is composed of non-investment grade U.S. municipal securities with a remaining maturity of one year or more.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Index is composed of those securities included in the Barclays Capital Brothers U.S. Aggregate Index that are public obligations of the U.S. Treasury with a remaining maturity of one year or more.

28

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Municipal Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1001
CL-SAN-67344N

ITEM 2. CODE OF ETHICS.
Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Municipal Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 29, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 29, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 29, 2010